UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07747

Nuveen Multistate Trust I

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report

November 30, 2010

Nuveen Arizona Municipal Bond Fund	Nuveen Colorado Municipal Bond Fund	Nuveen New Mexico Municipal Bond Fund

INVESTMENT ADVISOR NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, has changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors has formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities. Nuveen Asset Management, LLC now serves as the Funds’ sub-adviser, and the Funds’ portfolio managers have become employees of Nuveen Asset Management, LLC rather than Nuveen Fund Advisors. Nuveen Fund Advisors will compensate Nuveen Asset Management, LLC for the portfolio management services it provides to the Funds from the Funds’ management fee, which will not change as a result of this reorganization. Nuveen Fund Advisors and Nuveen Asset Management, LLC retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On January 3, 2011, Nuveen Investments announced the completion of the strategic combination with FAF Advisors and Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments. As part of this transaction, U.S. Bancorp–the parent of FAF Advisors—received a 9.5% stake in Nuveen Investments as well as additional cash consideration in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and most other key personnel, have become part of Nuveen Asset Management LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

The global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the crises still weigh on the prospects for continued recovery. In the U.S., ongoing weakness in housing values is putting pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks has not been translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers is inhibiting economic growth and this process is far from complete.

Encouragingly, a variety of constructive actions are being taken by governments around the world to stimulate further recovery. In the U.S., the recent passage of a stimulatory tax bill relieves some of the pressure on the Federal Reserve System to promote economic expansion through quantitative easing and offers the promise of faster economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could have an important impact whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be upward pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. We must hope that the progress made on the fiscal front in 2010 will continue into 2011. In this environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on January 1, 2011, Nuveen Investments completed the acquisition of FAF Advisors, Inc., the manager of the First American Funds. The acquisition adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

January 21, 2011

Nuveen Investments	1

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s, Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

Recently, portfolio manager Scott Romans examined key investment strategies and the performance of the Nuveen Arizona, Colorado and New Mexico Municipal Bond Funds. Scott, who has 12 years of investment experience, has managed the Funds since 2003.

In January 2011, after the close of this reporting period, Michael Hamilton assumed management responsibility for the Arizona and New Mexico Funds, and Christopher Drahn assumed management responsibility for the Colorado Fund. Mr. Hamilton has more than 22 years of portfolio management experience and Mr. Drahn has more than 31 years of portfolio management experience.

How did the Funds perform during the six-month period ending November 30, 2010?

The table on page three provides Class A Share total returns for the three Funds during the six-month, one-year, five-year and ten-year periods ending November 30, 2010. Each Fund’s total returns are compared with the performance of a corresponding index and an appropriate Lipper peer fund category average.

During the past six months, the Class A Shares at net asset value of the Arizona Fund outperformed the Standard & Poor’s (S&P) Arizona Municipal Bond Index but lagged the S&P National Municipal Bond Index. The Class A Shares at net asset value of the Colorado and New Mexico Funds trailed the national S&P Index as well as their respective S&P state-specific indexes. All three Funds outpaced their corresponding Lipper state-level peer group averages.

2	Nuveen Investments

1	The Standard & Poor’s (S&P) Arizona Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade Arizona municipal bond market. The Standard & Poor’s (S&P) Colorado Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade Colorado municipal bond market. The Standard & Poor’s (S&P) New Mexico Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade New Mexico municipal bond market. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment grade municipal bond market. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

2	The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories. The Lipper Other States Municipal Debt Funds Average contained 128, 128, 114 and 104 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended November 30, 2010. Shareholders should note that the performance of the Lipper Other States Average represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful. The Lipper Arizona Municipal Debt Funds Average had 34, 34, 27 and 23 funds, respectively, and the Lipper Colorado Municipal Debt Funds Average had 20, 20, 18 and 15 funds, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Average.

Class A Shares – Average Annual Total Returns as of 11/30/10

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Nuveen Arizona Municipal Bond Fund
A Shares at NAV	1.56%	5.73%	3.85%	4.42%
A Shares at Offer	-2.73%	1.27%	2.96%	3.97
Standard & Poor’s (S&P) Arizona Municipal Bond Index[1]	1.22%	4.89%	4.69%	5.25%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	1.90%	5.06%	4.44%	5.27%
Lipper Arizona Municipal Debt Funds Average[2]	0.60%	4.59%	3.62%	4.29%
Nuveen Colorado Municipal Bond Fund
A Shares at NAV	0.63%	4.80%	3.44%	4.56%
A Shares at Offer	-3.59%	0.43%	2.56%	4.11%
Standard & Poor’s (S&P) Colorado Municipal Bond Index[1]	1.23%	5.53%	4.51%	5.37%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	1.90%	5.06%	4.44%	5.27%
Lipper Colorado Municipal Debt Funds Average[2]	0.47%	4.20%	3.41%	4.69%
Nuveen New Mexico Municipal Bond Fund
A Shares at NAV	0.54%	4.43%	3.78%	4.51%
A Shares at Offer	-3.64%	0.01%	2.90%	4.06%
Standard & Poor’s (S&P) New Mexico Municipal Bond Index[1]	1.94%	4.80%	4.86%	5.52%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	1.90%	5.06%	4.44%	5.27%
Lipper Other States Municipal Debt Funds Average[2]	0.42%	4.01%	3.51%	4.28%

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a maximum 4.20% sales charge. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	3

What were the conditions in the municipal market during the six-month reporting period?

Prices for typical longer-term municipal bonds moved modestly lower over the reporting period, so that the total returns (reflecting income in addition to price changes) of most longer-term municipal indexes were flat to slightly positive. However, the longer-term bond market experienced some sharp price declines toward the end of the period. Some of this volatility was due to negative factors in the general municipal market, and some was due to specific concerns affecting individual issuers. Negative market factors included ongoing budget deficits in certain states and municipalities, including concerns about the issuer’s ability to meet future pension commitments, and the difficulties of raising revenues in a sluggish economy; talk in certain circles of whether municipal bankruptcies would spike upward over the next year; and uncertainties about whether the Build America Bond program (and its 35% federal subsidy for municipalities that issue taxable bonds under the program) would be extended (which it was not) and the resulting surge in supply of bonds issued by municipalities as they sought to issue bonds in the waning days of this beneficial program. Particular issuers such as California and Illinois were facing large budget deficits and the need to either raise taxes or severely cut governmental services, or both. Beyond their short-term budget gaps, some states have deep structural problems, like insolvent pension funds, that are diverting money from essential public services like education and health care. Some analysts called for municipal market conditions to remain unsettled for a period of time going forward as state and local municipal issuers seek to address their financial situation.

On the other hand, the fundamentals of the municipal market had several positive components generally missed by the headlines. Municipal revenues have been increasing broadly, debt service continues to represent a small percentage of overall budgetary obligations for general obligation credits, and defaults of rated bonds remained exceptionally rare. Moreover, municipal new issue supply was projected to diminish after the calendar year-end issuance push.

Given the conditions in the municipal market, what strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

In this unsettled environment, shorter-dated bonds outperformed their longer-dated counterparts, because bonds scheduled to mature sooner are less sensitive to changes in interest rates and consequently falling bond prices. Another noteworthy performance trend over the entire six-month period was that lower-rated bonds generally continued to outpace issues with higher credit quality, reflecting investors’ willingness to accept a greater level of risk in exchange for increased income in this historically low interest-rate environment. However, this situation reversed itself in the period’s final weeks, as municipal bond investors became more risk averse.

All of the Funds continued to employ the same fundamental investment strategies and tactics used in previous reporting periods. Nuveen municipal bond portfolios are managed with a value-oriented approach and rely upon input from Nuveen’s experienced research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

4	Nuveen Investments

Nuveen Arizona Municipal Bond Fund

Sector positioning made a positive contribution to the Arizona Fund’s performance. In particular, we benefited from the portfolio’s overweighting relative to the S&P National Municipal Bond Index in health care bonds, a category that did very well during the six-month reporting period. An overweighting in the strong-performing multi-family housing bond category also added positively to our results. Other favorable positions included relative underweightings in categories that lagged the index — utilities, transportation and tobacco. However, we maintained an overweighting in the “other revenue” bond category, which in Arizona consists primarily of community development authority bonds. This sector did not perform well, and the Fund’s relative overweighting compared to the S&P Index partially offset the favorable results achieved elsewhere.

The Fund’s duration positioning — meaning its sensitivity to changes in interest rates — also supported performance, primarily because the Fund had significantly less exposure than the index to longer-dated bonds, which underperformed the broad market, and greater relative allocations to better-performing intermediate-dated securities. Another positive was the Fund’s limited exposure to the highest-rated bonds, although several non-rated issues — primarily the community development authority bonds mentioned earlier — did not perform well.

Our management strategy was shaped by unpredictable investment inflows and outflows. We sought to engage in enough trading activity to keep the portfolio fully invested — looking to buy more bonds when cash was coming into the portfolio and to sell more bonds when it was exiting the portfolio. Buying new municipal bonds was challenging, however, because of scant supply in Arizona — especially among the longer-dated bonds that often have higher attractive yields and long-term return prospects. This shortage was an outgrowth of the Build America Bonds (BAB) program, which offers a federal subsidy to issuers of taxable municipal bonds, thereby supplanting much of the issuance that typically would have come to market as tax-exempt debt. The popularity of the program resulted in fewer opportunities to buy attractive tax-exempt securities. While this impact on supply has been felt across the country, it was particularly acute in Arizona, and we sometimes struggled to find suitable bonds for the portfolio. The issuance of BABs ended on December 31, 2010.

Our purchases included some intermediate-maturity state appropriation bonds offered at a good price because of Arizona’s budget difficulties. We also increased our position in a non-rated water/sewer bond associated with a new housing development, as we believed these bonds were offering compelling yields compared with the national bond market. Because of Nuveen’s significant research capabilities, we were able to identify and establish a sizable position in this little-known credit that was flying under the radar of many national municipal bond buyers.

In addition to using the proceeds generated from bond calls, we funded our new purchases by selling highly rated and short-dated bonds, especially pre-refunded issues. These securities tend to be very liquid because of their extremely short durations and high degree of credit quality, and were thus easy to sell quickly as needed. We also sold some of the portfolio’s longer-dated Puerto Rico bond holdings, which enabled us to increase our exposure to tax-exempt Arizona bonds.

Nuveen Investments	5

Nuveen Colorado Municipal Bond Fund

Duration positioning was the biggest positive factor for the Colorado Fund’s performance. Similar to the Arizona Fund, the Colorado portfolio was underweighted in weaker-performing longer-dated securities and overweighted in more favorable intermediate-dated issues — both factors were helpful. The Fund further benefited from a strong overweighting in non-rated credits and, to a lesser extent, an underweighting in AAA-rated bonds. However, the Fund’s sector positioning hampered results. The Fund’s allocation to “other revenue” bonds was the biggest drag on returns, although this underperformance was counterbalanced by advantageous positioning in the health care and transportation groups.

We encountered an unusually high number of opportunities to purchase lower- and non-rated bonds during the six-month reporting period. During that time, we made three noteworthy purchases. Two were in non-rated Colorado real estate-related development bonds, while the third was in a BBB-rated health care district issue offering attractive yields that we felt more than compensated us for its credit risk. Similar to the water/sewer bonds we purchased in Arizona, all three of these small issues would be easy for a national municipal bond buyer with less comprehensive research capabilities to overlook.

As in the Arizona Fund, our sale activity focused on pre-refunded issues with very short call dates, which we favored for sale because of their ability to be sold in short order. One exception to this trend was the sale of a BBB-rated electric utility bond that we sold at what we felt was a good price at a time when we needed to raise cash to meet redemption activity. Purchases were also financed with the proceeds of called bonds.

Nuveen New Mexico Municipal Bond Fund

Municipal bonds issued in New Mexico typically have shorter maturities than the national average. During the six-month reporting period, however, we had the rare opportunity to purchase some longer-dated New Mexico holdings. Although we felt these purchases were in our shareholders’ long-term interests, they hampered the Fund’s near-term performance, as long-dated bonds were disproportionately hurt by the rise in interest rates late in the period. An underweighting in bonds occupying the short-intermediate range of the yield curve also detracted from relative performance.

Favorable sector allocation was a positive offset for the Fund. Specifically, our allocation to housing bonds helped our results, as that sector outperformed the index. Underweighting tax-supported bonds — state and local general obligation debt — also helped, while having excess exposure in “other revenue” bonds compared to the index proved to be a drag on returns.

We did not sell any bonds in the New Mexico Fund during the past six months. To finance our new purchases for this portfolio, we used the proceeds from new investment inflows and modest call activity. Our new purchases included a variety of highly rated bonds, including an education bond issue and a water/sewer bond issue with a split credit rating of AA/A. These bonds had the virtue of enabling us to remain fully invested with in-state bonds, which can be a challenge.

6	Nuveen Investments

Dividend Information

The Class B Shares of the Colorado Fund experienced a dividend reduction in November 2010. All share classes of the New Mexico Fund experienced dividend reductions during the past six months. All shares classes of the New Mexico Fund experienced dividend reductions in November 2010. In addition, the New Mexico Class B shares saw a dividend decrease in August 2010. There were no other dividend changes to any of the Funds during the past six months.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of November 30, 2010, all three Funds had positive UNII balances, based upon our best estimate, for tax purposes. Arizona and Colorado had positive UNII balances while New Mexico had a negative UNII balance for financial reporting purposes.

Nuveen Investments	7

Fund Spotlight as of 11/30/10 Nuveen Arizona Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FAZTX	FAZBX	FAZCX	NMARX
Net Asset Value (NAV)	$10.36	$10.36	$10.35	$10.37
Latest Dividend[1]	$0.0375	$0.0310	$0.0325	$0.0390
Inception Date	10/29/86	2/03/97	2/07/94	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 11/30/10

A Shares	NAV	Offer
1-Year	5.73%	1.27%
5-Year	3.85%	2.96%
10-Year	4.42%	3.97%

B Shares	w/o CDSC	w/CDSC
1-Year	5.04%	1.04%
5-Year	3.08%	2.90%
10-Year	3.79%	3.79%

C Shares	NAV
1-Year	5.26%
5-Year	3.28%
10-Year	3.84%

I Shares	NAV
1-Year	6.01%
5-Year	4.06%
10-Year	4.62%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	4.34%	4.16%
30-Day Yield[2]	3.79%	—
SEC 30-Day Yield[2,3]	—	3.63%
Taxable-Equivalent Yield[3,4]	5.52%	5.28%

B Shares	NAV
Dividend Yield[2]	3.59%
30-Day Yield[2]	3.08%
Taxable-Equivalent Yield[4]	4.48%

C Shares	NAV
Dividend Yield[2]	3.77%
30-Day Yield[2]	3.26%
Taxable-Equivalent Yield[4]	4.75%

I Shares	NAV
Dividend Yield[2]	4.51%
SEC 30-Day Yield[2]	4.04%
Taxable-Equivalent Yield[4]	5.88%

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	3.38%	-0.97%
5-Year	3.24%	2.35%
10-Year	3.99%	3.54%

B Shares	w/o CDSC	w/CDSC
1-Year	2.61%	-1.35%
5-Year	2.47%	2.29%
10-Year	3.37%	3.37%

C Shares	NAV
1-Year	2.82%
5-Year	2.68%
10-Year	3.41%

I Shares	NAV
1-Year	3.66%
5-Year	3.46%
10-Year	4.19%

Net Assets ($000)	$63,600

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.89%
Class B	1.65%
Class C	1.44%
Class I	0.69%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 1, 2010. This is the latest monthly tax-exempt dividend declared during the period covered by this report.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.3%.

8	Nuveen Investments

Fund Spotlight (continued) as of 11/30/10 Nuveen Arizona Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A, and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition¹
Tax Obligation/Limited	38.1%
Health Care	20.0%
Tax Obligation/General	13.9%
Water and Sewer	8.6%
Education and Civic Organizations	6.1%
Housing/Multifamily	3.7%
Other	9.6%

1	As a percentage of total investments as of November 30, 2010. Holdings are subject to change.

Risk Considerations

Investing in municipal bonds involves interest rate risk, the risk that interest rates will rise, causing bond prices to fall; and credit risk, the risk that an issuer of a municipal bond will be unable to make interest and principal payments. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Nuveen Investments	9

Fund Spotlight as of 11/30/10 Nuveen Colorado Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FCOTX	FCOBX	FCOCX	FCORX
Net Asset Value (NAV)	$9.92	$9.93	$9.90	$9.90
Latest Dividend[1]	$0.0360	$0.0295	$0.0315	$0.0375
Inception Date	5/04/87	2/25/97	2/05/97	2/25/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 11/30/10

A Shares	NAV	Offer
1-Year	4.80%	0.43%
5-Year	3.44%	2.56%
10-Year	4.56%	4.11%

B Shares	w/o CDSC	w/CDSC
1-Year	4.05%	0.05%
5-Year	2.69%	2.51%
10-Year	3.94%	3.94%

C Shares	NAV
1-Year	4.25%
5-Year	2.89%
10-Year	4.00%

I Shares	NAV
1-Year	5.00%
5-Year	3.65%
10-Year	4.78%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	4.35%	4.17%
30-Day Yield[2]	3.76%	—
SEC 30-Day Yield[2,3]	—	3.61%
Taxable-Equivalent Yield[3,4]	5.47%	5.25%

B Shares	NAV
Dividend Yield[2]	3.56%
30-Day Yield[2]	3.00%
Taxable-Equivalent Yield[4]	4.37%

C Shares	NAV
Dividend Yield[2]	3.82%
30-Day Yield[2]	3.22%
Taxable-Equivalent Yield[4]	4.69%

I Shares	NAV
Dividend Yield[2]	4.55%
SEC 30-Day Yield[2]	3.98%
Taxable-Equivalent Yield[4]	5.79%

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	2.17%	-2.08%
5-Year	2.84%	1.96%
10-Year	4.14%	3.69%

B Shares	w/o CDSC	w/CDSC
1-Year	1.43%	-2.48%
5-Year	2.07%	1.90%
10-Year	3.51%	3.51%

C Shares	NAV
1-Year	1.63%
5-Year	2.28%
10-Year	3.57%

I Shares	NAV
1-Year	2.47%
5-Year	3.05%
10-Year	4.35%

Net Assets ($000)	$43,975

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.91%
Class B	1.66%
Class C	1.46%
Class I	0.71%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 1, 2010. This is the latest monthly tax-exempt dividend declared during the period covered by this report.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.3%.

10	Nuveen Investments

Fund Spotlight (continued) as of 11/30/10 Nuveen Colorado Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A, and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition¹
Tax Obligation/Limited	31.0%
Health Care	26.1%
Education and Civic Organizations	16.2%
U.S. Guaranteed	11.2%
Transportation	6.2%
Other	9.3%

1	As a percentage of total investments as of November 30, 2010. Holdings are subject to change.

Risk Considerations

Investing in municipal bonds involves interest rate risk, the risk that interest rates will rise, causing bond prices to fall; and credit risk, the risk that an issuer of a municipal bond will be unable to make interest and principal payments. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Nuveen Investments	11

Fund Spotlight as of 11/30/10 Nuveen New Mexico Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FNMTX	FNMBX	FNMCX	FNMRX
Net Asset Value (NAV)	$10.21	$10.21	$10.23	$10.27
Latest Dividend[1]	$0.0335	$0.0270	$0.0290	$0.0355
Inception Date	9/16/92	2/18/97	2/24/97	2/24/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 11/30/10

A Shares	NAV	Offer
1-Year	4.43%	0.01%
5-Year	3.78%	2.90%
10-Year	4.51%	4.06%

B Shares	w/o CDSC	w/CDSC
1-Year	3.59%	-0.41%
5-Year	3.01%	2.84%
10-Year	3.89%	3.89%

C Shares	NAV
1-Year	3.78%
5-Year	3.22%
10-Year	3.95%

I Shares	NAV
1-Year	4.54%
5-Year	3.98%
10-Year	4.72%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	3.94%	3.77%
30-Day Yield[2]	3.14%	—
SEC 30-Day Yield[2,3]	—	3.01%
Taxable-Equivalent Yield[3,4]	4.58%	4.39%

B Shares	NAV
Dividend Yield[2]	3.17%
30-Day Yield[2]	2.40%
Taxable-Equivalent Yield[4]	3.50%

C Shares	NAV
Dividend Yield[2]	3.40%
30-Day Yield[2]	2.59%
Taxable-Equivalent Yield[4]	3.78%

I Shares	NAV
Dividend Yield[2]	4.15%
SEC 30-Day Yield[2]	3.36%
Taxable-Equivalent Yield[4]	4.91%

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	1.67%	-2.62%
5-Year	3.19%	2.30%
10-Year	4.06%	3.61%

B Shares	w/o CDSC	w/CDSC
1-Year	0.94%	-2.96%
5-Year	2.43%	2.25%
10-Year	3.44%	3.44%

C Shares	NAV
1-Year	1.14%
5-Year	2.63%
10-Year	3.50%

I Shares	NAV
1-Year	1.99%
5-Year	3.41%
10-Year	4.28%

Net Assets ($000)	$79,996

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.87%
Class B	1.62%
Class C	1.41%
Class I	0.66%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 30, 2010. This is the latest monthly tax-exempt dividend declared during the period covered by this report.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.

12	Nuveen Investments

Fund Spotlight (continued) as of 11/30/10 Nuveen New Mexico Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A, and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition¹
Tax Obligation/Limited	23.6%
Water and Sewer	19.8%
Education and Civic Organizations	15.6%
Health Care	10.5%
U.S. Guaranteed	9.5%
Housing/Single Family	7.4%
Housing/Multifamily	5.8%
Other	7.8%

1	As a percentage of total investments as of November 30, 2010. Holdings are subject to change.

Risk Considerations

Investing in municipal bonds involves interest rate risk, the risk that interest rates will rise, causing bond prices to fall; and credit risk, the risk that an issuer of a municipal bond will be unable to make interest and principal payments. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Nuveen Investments	13

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
Arizona	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,015.60	$1,010.90	$1,012.80	$1,016.50	$1,020.66	$1,016.90	$1,017.90	$1,021.66
Expenses Incurred During Period	$4.45	$8.22	$7.22	$3.44	$4.46	$8.24	$7.23	$3.45

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .88%, 1.63%, 1.43% and .68% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
Colorado	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,006.30	$1,002.70	$1,003.60	$1,007.20	$1,020.56	$1,016.80	$1,017.80	$1,021.56
Expenses Incurred During Period	$4.53	$8.28	$7.28	$3.52	$4.56	$8.34	$7.33	$3.55

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .90%, 1.65%, 1.45% and .70% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
New Mexico	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,005.40	$1,001.80	$1,002.80	$1,006.50	$1,020.76	$1,017.00	$1,018.00	$1,021.76
Expenses Incurred During Period	$4.32	$8.08	$7.08	$3.32	$4.36	$8.14	$7.13	$3.35

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .86%, 1.61%, 1.41% and .66% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

14	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Arizona Municipal Bond Fund

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 1.8%

$760	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	$737,329

420	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	441,403
1,180	Total Consumer Staples			1,178,732
	Education and Civic Organizations – 5.9%

1,335	Northern Arizona University, System Revenue Refunding Bonds, Series 2006, 5.000%, 6/01/25 – FGIC Insured	6/17 at 100.00	A+	1,386,758

1,025	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–	956,192

290	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39	No Opt. Call	N/R	311,309

1,000	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	971,250

145	Yavapai County Community College District, Arizona, Revenue Bonds, Series 1993, 6.000%, 7/01/12	1/11 at 100.00	A–	145,438
3,795	Total Education and Civic Organizations			3,770,947
	Energy – 1.8%

1,250	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Baa3	1,122,788
	Health Care – 19.5%

1,335	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007A, 5.000%, 1/01/25	1/17 at 100.00	A+	1,355,933

1,000	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007B, 1.004%, 1/02/37	1/17 at 100.00	A+	649,690

1,770	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2008D, 5.500%, 1/01/38	1/18 at 100.00	A+	1,805,258

700	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.000%, 12/01/37	12/15 at 100.00	BBB	625,814

1,035	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	BBB	909,724

1,315	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 1998A, 5.000%, 7/01/16	2/11 at 100.00	A	1,317,209

900	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23	7/14 at 100.00	A	921,141

1,290	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	1,275,165

1,500	University Medical Center Corporation, Arizona, Hospital Revenue Bonds, Series 2005, 5.000%, 7/01/35	7/15 at 100.00	BBB+	1,384,305

950	Winslow Industrial Development Authority, Arizona, Hospital Revenue Bonds, Winslow Memorial Hospital, Series 1998, 5.500%, 6/01/22	12/10 at 100.00	N/R	931,779

1,250	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2003A, 6.000%, 8/01/33	8/13 at 100.00	Baa2	1,254,450
13,045	Total Health Care			12,430,468
	Housing/Multifamily – 3.6%

2,390	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Western Groves Apartments Project, Series 2001B, Pass through Certificates Series 2002-4, 5.800%, 11/01/34 (Mandatory put 11/01/21) (Alternative Minimum Tax)	12/11 at 100.00	N/R	2,256,901

Nuveen Investments	15

Portfolio of Investments (Unaudited)

Nuveen Arizona Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$2,080	Phoenix Industrial Development Authority, Arizona, Subordinate Lien Multifamily Housing Revenue Bonds, Arborwood Apartments, Series 2003B, 0.000%, 6/01/43 (5), (6)	No Opt. Call	N/R	$49,171
4,470	Total Housing/Multifamily			2,306,072
	Tax Obligation/General – 13.6%

2,000	Gila County Unified School District 10 Payson, Arizona, School Improvement Bonds, Project 2006, Series 2008B, 5.750%, 7/01/28	7/18 at 100.00	Aa3	2,141,840

2,715	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, Series 2008C, 5.000%, 7/01/27	7/18 at 100.00	Aa3	2,799,572

2,000	Tucson, Arizona, General Obligation Bonds, Series 2001B, 5.750%, 7/01/16	No Opt. Call	Aa2	2,406,820

1,250	Yuma & La Paz Counties Community College District, Arizona, General Obligation Bonds, Series 2006, 5.000%, 7/01/25 – NPFG Insured	7/16 at 100.00	Aa2	1,301,813
7,965	Total Tax Obligation/General			8,650,045
	Tax Obligation/Limited – 37.2%

2,000	Arizona State, Certificates of Participation, Department of Administration Series 2010B, 5.000%, 10/01/26 – AGC Insured	4/20 at 100.00	AA+	2,035,720

625	Bullhead City, Arizona, Special Assessment Bonds, East Branch Sewer Improvement District, Series 1993, 6.100%, 1/01/13	1/11 at 100.00	A3	625,863

710	Centerra Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2005, 5.500%, 7/15/29	7/15 at 100.00	N/R	563,243

519	Estrella Mountain Ranch Community Facilities District, Arizona, Special Assessment Bonds, Montecito Assessment District, Series 2007, 5.550%, 7/01/22	7/17 at 100.00	N/R	419,342

665	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2007, 6.125%, 7/15/27	7/17 at 100.00	N/R	623,152

377	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/12 at 100.00	N/R	382,301

3,000	Glendale Western Loop 101 Public Facilities Corporation, Arizona, Third Lien Excise Tax Revenue Bonds, Series 2008B, 6.250%, 7/01/38	1/14 at 100.00	AA	3,119,339

1,116	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006, 4.600%, 1/01/26	7/16 at 100.00	A2	1,034,632

1,115	Maricopa County Stadium District, Arizona, Revenue Refunding Bonds, Series 2002, 5.375%, 6/01/17 – AMBAC Insured	6/12 at 100.00	N/R	1,168,252

590	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33	7/18 at 100.00	N/R	577,645

1,600	Mesa, Arizona, Street and Highway User Tax Revenue Bonds, Series 2005, 5.000%, 7/01/24 – AGM Insured	7/15 at 100.00	AA+	1,677,312

	Peoria Improvement District, Arizona, Special Assessment District 8801 Bonds, North Valley Power Center, Series 1992:
425	7.300%, 1/01/12	1/11 at 101.00	A+	431,167
285	7.300%, 1/01/13	1/11 at 101.00	A+	289,135

1,000	Pinetop Fire District of Navajo County, Arizona, Certificates of Participation, Series 2008, 7.750%, 6/15/29	6/16 at 102.00	A3	999,940

2,750	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/26 – AMBAC Insured	No Opt. Call	A3	2,861,155

1,000	Queen Creek, Arizona, Improvement District 1 Improvement Bonds, Series 2006, 5.000%, 1/01/21	7/11 at 100.00	A3	1,002,020

1,670	San Luis Civic Improvement Corporation, Arizona, Municipal Facilities Excise Tax Revenue Bonds, Series 2005, 5.000%, 7/01/25 – SYNCORA GTY Insured	7/15 at 100.00	A+	1,688,671

	Scottsdale, Arizona, Waterfront Commercial Community Facilities District General Obligation Bonds, Series 2007:
265	6.000%, 7/15/27	7/17 at 100.00	N/R	230,730
310	6.050%, 7/15/32	7/17 at 100.00	N/R	260,493

16	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$2,770	Tempe, Arizona, Excise Tax Revenue Bonds, Series 2004, 5.250%, 7/01/18 – AMBAC Insured	7/14 at 100.00	AAA		$3,065,808

555	Vistancia Community Facilities District, Arizona, Restricted General Obligation Bonds, Series 2005, 5.750%, 7/15/24	7/15 at 100.00	A1		580,813
23,347	Total Tax Obligation/Limited				23,636,733
	U.S. Guaranteed – 2.9% (4)

1,525	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Refunding Bonds, Samaritan Health Services, Series 1990A, 7.000%, 12/01/16 – NPFG Insured (ETM)	No Opt. Call	BBB	(4)	1,848,773
	Utilities – 2.9%

1,000	Arizona Power Authority, Special Obligation Power Resource Revenue Refunding Crossover Bonds, Hoover Project, Series 2001, 5.250%, 10/01/15	No Opt. Call	AA		1,167,160

665	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB–		671,736
1,665	Total Utilities				1,838,896
	Water and Sewer – 8.4%

1,005	Cottonwood, Arizona, Senior Lien Water System Revenue Bonds, Municipal Property Corporation, Series 2004, 5.000%, 7/01/24 – SYNCORA GTY Insured	7/14 at 100.00	A		985,061

1,000	Cottonwood, Arizona, Water Revenue Bonds, Series 2006, 5.000%, 7/01/30 – SYNCORA GTY Insured	7/16 at 100.00	A		984,620

1,415	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2003, 4.500%, 7/01/22	7/14 at 100.00	AAA		1,462,261

	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
555	4.700%, 4/01/22	4/14 at 100.00	N/R		555,644
645	4.900%, 4/01/32	4/17 at 100.00	N/R		583,338

830	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R		748,436
5,450	Total Water and Sewer				5,319,360
$63,692	Total Investments (cost $61,871,329) – 97.6%				62,102,814
	Other Assets Less Liabilities – 2.4%				1,497,317
	Net Assets – 100%				$63,600,131

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Non-income producing security, in the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(6)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen Colorado Municipal Bond Fund

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 15.6%

$430	Boulder County, Colorado, Development Revenue Bonds, University Corporation for Atmospheric Research, Series 2003, 5.000%, 9/01/23 – AMBAC Insured	9/13 at 100.00	A+	$440,883

1,440	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools – Adams County School District 12, Series 2004, 5.250%, 5/01/17 – SYNCORA GTY Insured	5/14 at 100.00	A	1,525,896

1,130	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aurora Academy, Series 2004, 5.375%, 2/15/19 – SYNCORA GTY Insured	2/14 at 100.00	A	1,178,183

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Belle Creek Charter School, Series 2007A, 4.625%, 3/15/37 – CIFG Insured	3/17 at 100.00	A	854,960

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 7.000%, 8/01/38	8/18 at 100.00	N/R	492,125

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Ridgeview Classical Schools, Series 2005A, 5.500%, 8/15/25 – SYNCORA GTY Insured	8/15 at 100.00	A	1,017,520

1,355	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Series 2004, 5.250%, 6/01/24 – SYNCORA GTY Insured	6/14 at 100.00	A	1,358,645
6,855	Total Education and Civic Organizations			6,868,212
	Health Care – 25.0%

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2006D, 5.125%, 11/15/29	11/16 at 100.00	AA–	1,506,450

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	AA	967,470

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2008, 5.500%, 5/15/28	5/18 at 100.00	BBB	1,001,790

750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.125%, 9/15/29	9/17 at 100.00	BBB	704,708

500	Colorado Health Facilities Authority, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.250%, 10/01/33	10/18 at 100.00	AA	544,870

1,000	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2004, 5.000%, 9/01/25	9/14 at 100.00	A3	990,360

560	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25	3/15 at 100.00	A	550,273

1,400	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health System, Series 2005A, 5.200%, 3/01/31 – AGM Insured	9/18 at 102.00	AA+	1,430,296

500	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2001, 5.800%, 1/15/27	1/12 at 100.00	BBB+	501,145

885	Colorado Springs, Colorado, Hospital Revenue Bonds, Memorial Hospital of Colorado Springs, Series 2000, 6.375%, 12/15/30	12/10 at 101.00	A–	887,301

600	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010, 5.500%, 9/01/30	3/12 at 100.00	BBB	577,572

385	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R	369,504

500	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 6.375%, 12/01/23	12/13 at 102.00	BBB–	510,135

500	University of Colorado Hospital Authority, Revenue Bonds, Series 2006A, 5.000%, 11/15/37	5/16 at 100.00	A3	472,435
11,080	Total Health Care			11,014,309

18	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 2.8%

$1,300	Colorado Housing Finance Authority, Multifamily Housing Revenue Bonds, Castle Highlands Apartments Project, Series 2001B, Pass Though Certificates 2001-2, 6.000%, 11/01/33 (Mandatory put 11/01/22) (Alternative Minimum Tax)	2/11 at 100.00	N/R	$1,235,208
	Housing/Single Family – 0.4%

60	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 1999C-3, 6.750%, 10/01/21	4/11 at 105.00	Aa2	65,427

75	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000A-2, 7.450%, 10/01/16 (Alternative Minimum Tax)	4/11 at 105.00	Aa2	77,897

20	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000C-3, 7.150%, 10/01/30	4/11 at 105.00	AA	20,419
155	Total Housing/Single Family			163,743
	Long-Term Care – 3.2%

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	No Opt. Call	N/R	522,180

1,000	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2002A, 5.500%, 12/01/33 – RAAI Insured	12/12 at 100.00	BBB–	895,700
1,500	Total Long-Term Care			1,417,880
	Tax Obligation/General – 1.3%

500	El Paso County School District 38, Lewis Palmer, Colorado, General Obligation Refunding Bonds, Series 2001, 6.000%, 12/01/21	No Opt. Call	AA+	598,815
	Tax Obligation/Limited – 29.8%

500	Bowles Metropolitan District, Colorado, General Obligation Bonds, Series 2003, 5.500%, 12/01/28 – AGM Insured	12/13 at 100.00	AA+	512,555

2,000	Colorado, Certificates of Participation, UCDHSC Fitzsimons Academic Projects, Series 2005B, 5.250%, 11/01/24 – NPFG Insured	11/15 at 100.00	AA–	2,098,739

2,000	Conservatory Metropolitan District, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	1,464,240

1,000	Eagle Bend Metropolitan District 2, Colorado, General Obligation Bonds, Series 2003, 5.250%, 12/01/23 – RAAI Insured	No Opt. Call	A–	985,200

	Eagle River Fire Protection District, Colorado, Certificates of Participation, Series 2010:
220	6.625%, 12/01/24	No Opt. Call	N/R	224,281
400	6.875%, 12/01/30	12/19 at 100.00	N/R	398,924

500	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	500,575

500	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	486,905

500	Granby Ranch Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 6.750%, 12/01/36	12/15 at 100.00	N/R	454,730

1,000	Larimer County, Colorado, Sales and Use Tax Revenue Bonds, Fairgrounds and Events Center, Series 2002, 5.500%, 12/15/18 – NPFG Insured	12/12 at 100.00	A	1,065,170

1,200	Pinery West Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	993,744

1,000	Pueblo, Colorado, Certificates of Participation, Police Complex Project, Series 2008, 5.500%, 8/15/23 – AGC Insured	8/18 at 100.00	AA+	1,096,860

1,500	Regional Transportation District, Colorado, Master Lease Purchase Agreement II, Fixed Rate Certificates of Participation, Transit Vehicles Project, Series 2002A, 5.000%, 12/01/22 – AMBAC Insured	12/17 at 100.00	Aa3	1,588,755

1,460	Tower Metropolitan District, Adams County, Colorado, General Obligation Limited Tax Bonds, Series 2005, 5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	N/R	1,222,984
13,780	Total Tax Obligation/Limited			13,093,662

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Colorado Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation – 6.0%

$1,440	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/29	No Opt. Call	A+		$1,470,557

700	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	A		692,622

385	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Revenue Bonds, Series 2001, 7.000%, 5/01/21 (Alternative Minimum Tax)	5/11 at 101.00	N/R		378,397

100	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Revenue Bonds, Series 2006, 5.250%, 5/01/20 (Alternative Minimum Tax)	5/16 at 100.00	N/R		94,335
2,625	Total Transportation				2,635,911
	U.S. Guaranteed – 10.8% (4)

600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley East Charter School, Series 2000A, 7.250%, 9/15/30 (Pre-refunded 9/15/11)	9/11 at 100.00	Ba1	(4)	632,184

500	Colorado Health Facilities Authority, Revenue Bonds, PorterCare Adventist Health System, Series 2001, 6.500%, 11/15/23 (Pre-refunded 11/15/11)	11/11 at 101.00	A2	(4)	533,820

795	Colorado Springs, Colorado, Utility System Revenue Bonds, Series 1978B, 6.600%, 11/15/18 (ETM)	No Opt. Call	AAA		969,081

560	Denver Health and Hospitals Authority, Colorado, Revenue Bonds, Series 2004A, 6.250%, 12/01/33 (Pre-refunded 12/01/14)	12/14 at 100.00	AAA		667,660

1,650	Douglas County School District RE1, Douglas and Elbert Counties, Colorado, General Obligation Bonds, Series 2004, 5.750%, 12/15/23 (Pre-refunded 12/15/14) – FGIC Insured	12/14 at 100.00	Aa1	(4)	1,934,262
4,105	Total U.S. Guaranteed				4,737,007
	Utilities – 1.2%

485	Platte River Power Authority, Colorado, Power Revenue Refunding Bonds, Series 2002EE, 5.375%, 6/01/17	6/12 at 100.00	AA		513,974
$42,385	Total Investments (cost $42,225,414) – 96.1%				42,278,721
	Other Assets Less Liabilities – 3.9%				1,696,361
	Net Assets – 100%				$43,975,082

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

20	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen New Mexico Municipal Bond Fund

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 15.3%

$3,000	Los Ranchos de Albuquerque, New Mexico, Educational Facilities Revenue Bonds, Albuquerque Acadamy Project, Refunding and improvement Series 2010, 5.375%, 9/01/35	9/20 at 100.00	AA	$3,120,990

1,500	New Mexico Educational Assistance Foundation, Education Loan Bonds, First Subordinate Series 2001B-1, 5.900%, 9/01/31	9/11 at 100.00	A2	1,501,860

750	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/12 at 101.00	BBB–	723,765

2,500	University of New Mexico, Revenue Refunding Bonds, Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA	2,946,050

2,000	University of New Mexico, Subordinate Lien Revenue Refunding and Improvement Bonds, Series 2002A, 5.000%, 6/01/22	6/12 at 100.00	AA	2,096,000

750	University of New Mexico, Subordinate Lien Revenue Refunding Bonds, Series 2003A, 5.250%, 6/01/18	6/13 at 100.00	AA	817,613

1,000	University of New Mexico, System Improvement Subordinated Lien Revenue Bonds, Series 2007A, 5.000%, 6/01/25 – AGM Insured	6/17 at 100.00	AA+	1,059,990
11,500	Total Education and Civic Organizations			12,266,268
	Health Care – 10.3%

2,000	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2004A, 5.000%, 6/01/23	6/14 at 100.00	A3	2,032,980

1,000	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2007A, 5.250%, 6/01/27	6/17 at 100.00	A3	1,000,540

2,000	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2008A, 6.375%, 8/01/32	8/18 at 100.00	AA–	2,197,260

2,000	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2009, 5.000%, 8/01/39	8/19 at 100.00	AA–	1,978,820

1,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/39	6/19 at 100.00	AA	1,003,430
8,000	Total Health Care			8,213,030
	Housing/Multifamily – 5.7%

2,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, Las Palomas Apartments, Series 2006C, 4.700%, 9/01/22 (Alternative Minimum Tax)	3/20 at 100.00	AA+	2,029,560

1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	9/17 at 100.00	N/R	857,700

1,830	New Mexico Mortgage Finance Authority, Multifamily Housing Subordinate Revenue Bonds, Manzano Mesa Apartments Project, Series 2001F, Pass through Certificates 2002-2, 5.950%, 11/01/34 (Mandatory put 11/01/23) (Alternative Minimum Tax)	11/11 at 100.00	N/R	1,699,027
4,830	Total Housing/Multifamily			4,586,287
	Housing/Single Family – 7.2%

1,485	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds CL 1, Series 2009-B2, 5.250%, 9/01/34	3/19 at 100.00	AAA	1,515,769

1,475	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007A-1, 4.800%, 1/01/33 (Alternative Minimum Tax)	7/17 at 100.00	AAA	1,435,765

1,000	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007B-2, 4.850%, 7/01/38 (Alternative Minimum Tax)	1/17 at 100.00	AAA	968,910

815	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007E, 5.000%, 7/01/28 (Alternative Minimum Tax)	7/17 at 100.00	AAA	829,140

1,000	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2008-D2., 5.500%, 7/01/39	7/18 at 100.00	AAA	1,032,470
5,775	Total Housing/Single Family			5,782,054

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen New Mexico Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Information Technology – 0.6%

$500	Sandoval County, New Mexico, Incentive Payment Revenue Bonds, Intel Corporation Project, Series 2005, 5.000%, 6/01/20	6/15 at 100.00	A+		$533,615
	Long-Term Care – 1.2%

1,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	N/R		959,000
	Tax Obligation/General – 2.6%

1,970	Sandoval County, New Mexico, General Obligation Bonds, Series 2004, 5.000%, 4/15/23 – NPFG Insured	4/14 at 100.00	Aa2		2,064,934
	Tax Obligation/Limited – 23.2%

1,500	Albuquerque, New Mexico, Gross Receipts Lodgers Tax Revenue Refunding Bonds, Series 2004A, 5.000%, 7/01/37 – AGM Insured	7/14 at 100.00	AAA		1,512,900

1,300	Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 1996B, 5.700%, 4/01/27 – NPFG Insured	No Opt. Call	AAA		1,527,058

1,125	Cibola County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 2006B, 5.000%, 6/01/25 – AMBAC Insured	6/16 at 100.00	A2		1,147,478

	Dona Ana County, New Mexico, Gross Receipts Tax Revenue Refunding and Improvement Bonds, Series 2003:
360	5.250%, 5/01/25 – AMBAC Insured	5/13 at 100.00	N/R		361,400
545	5.250%, 5/01/28 – AMBAC Insured	5/13 at 100.00	N/R		532,514

1,160	Gallup, New Mexico, Sales Tax Revenue Bonds, Series 2004A, 5.000%, 6/01/24 – AMBAC Insured	6/13 at 100.00	Aa3		1,168,665

1,510	Lincoln County, New Mexico, Gross Receipts Tax Revenue Refunding Bonds, Series 2002, 5.125%, 6/01/30 – AMBAC Insured	6/12 at 100.00	A1		1,518,985

495	Montecito Estates Public Improvement District, New Mexico, Special Levee Revenue Bonds, Series 2007, 7.000%, 10/01/37	10/17 at 100.00	N/R		433,749

4,000	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 – AGM Insured	No Opt. Call	AA+		4,621,119

	Santa Fe County, New Mexico, Gross Receipts Tax Revenue Bonds, Capital Outlay Series 2010A:
1,135	5.000%, 6/01/23	6/20 at 100.00	Aa1		1,267,534
1,095	5.000%, 6/01/24	6/20 at 100.00	Aa1		1,210,304
1,255	5.000%, 6/01/25	6/20 at 100.00	Aa1		1,376,810

1,245	Santa Fe, New Mexico, Gross Receipts Sales Tax Revenue Bonds, Series 2006B, 5.000%, 6/01/23 – AGM Insured	6/16 at 100.00	AA+		1,311,483

600	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.750%, 10/01/38	10/18 at 100.00	N/R		541,356
17,325	Total Tax Obligation/Limited				18,531,355
	U.S. Guaranteed – 9.4% (4)

3,750	Albuquerque, New Mexico, Gross Receipts Lodgers Tax Improvement and Revenue Refunding Bonds, Series 1991B, 0.000%, 7/01/11 – AGM Insured (ETM)	No Opt. Call	AAA		3,739,050

600	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Vista Montana Apartments Project, Series 2001A, 5.400%, 12/01/31 (Pre-refunded 6/01/11) – NPFG Insured	6/11 at 100.00	Aaa		615,420

2,000	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A, 5.750%, 8/01/15 (Pre-refunded 8/01/11)	8/11 at 101.00	AA–	(4)	2,091,560

1,000	San Juan County, New Mexico, Subordinate Gross Receipts Tax Revenue Bonds, Series 2001A, 5.125%, 9/15/26 (Pre-refunded 9/15/11) – AMBAC Insured	9/11 at 101.00	Aa3	(4)	1,048,400
7,350	Total U.S. Guaranteed				7,494,430

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities – 3.2%

$1,000	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico San Juan Project, Series 2010D, 5.900%, 6/01/40	6/20 at 100.00	Baa3	$1,015,980

1,560	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	A3	1,543,745
2,560	Total Utilities			2,559,725
	Water and Sewer – 19.5%

2,000	Albuquerque and Benralillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Series 2006A, 5.000%, 7/01/26 – AMBAC Insured	7/16 at 100.00	AAA	2,121,260

4,000	Albuquerque and Bernalillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Series 2008A, 5.000%, 7/01/33	7/18 at 100.00	AAA	4,162,400

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2004C, 5.000%, 6/01/24 – AMBAC Insured	6/14 at 100.00	AA+	1,018,700

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2005C, 5.000%, 6/15/25 – AMBAC Insured	6/15 at 100.00	Aa3	1,046,590

4,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2006B, 5.000%, 6/01/36 – NPFG Insured	6/16 at 100.00	AA+	4,077,960

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2007E, 5.000%, 6/01/29 – NPFG Insured	6/17 at 100.00	AA+	1,046,560

1,000	Roswell, New Mexico, Joint Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 6/01/23 – NPFG Insured	6/15 at 100.00	Aa3	1,040,540

1,000	Santa Fe, New Mexico Water Utility System Capital Outlay Gross Receipts Tax Revenue Bonds, Series 2009, 5.000%, 6/01/27	6/19 at 100.00	AA+	1,072,600
15,000	Total Water and Sewer			15,586,610
$75,810	Total Investments (cost $77,172,236) – 98.2%			78,577,308
	Other Assets Less Liabilities – 1.8%			1,418,655
	Net Assets – 100%			$79,995,963

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	23

Statement of Assets and Liabilities (Unaudited)

November 30, 2010

	Arizona	Colorado	New Mexico
Assets
Investments, at value (cost $61,871,329, $42,225,414 and $77,172,236, respectively)	$62,102,814	$42,278,721	$78,577,308
Cash	105,475	409,257	148,008
Receivables:
Interest	1,310,634	737,244	1,456,272
Investments sold	226,000	606,000	—
Shares sold	95,895	162,930	45,730
Other assets	97	64	113
Total assets	63,840,915	44,194,216	80,227,431
Liabilities
Payables:
Dividends	108,027	55,008	87,435
Shares redeemed	52,000	104,210	48,620
Accrued expenses:
Management fees	28,527	19,307	35,568
12b-1 distribution and service fees	12,616	11,034	21,699
Other	39,614	29,575	38,146
Total liabilities	240,784	219,134	231,468
Net assets	$63,600,131	$43,975,082	$79,995,963
Class A Shares
Net assets	$42,553,189	$29,339,992	$54,506,362
Shares outstanding	4,107,042	2,956,361	5,339,893
Net asset value per share	$10.36	$9.92	$10.21
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.81	$10.35	$10.66
Class B Shares
Net assets	$705,045	$671,056	$1,469,064
Shares outstanding	68,049	67,611	143,933
Net asset value and offering price per share	$10.36	$9.93	$10.21
Class C Shares
Net assets	$7,617,652	$9,160,076	$18,222,156
Shares outstanding	736,072	925,539	1,781,758
Net asset value and offering price per share	$10.35	$9.90	$10.23
Class I Shares
Net assets	$12,724,245	$4,803,958	$5,798,381
Shares outstanding	1,227,456	485,296	564,519
Net asset value and offering price per share	$10.37	$9.90	$10.27
Net Assets Consist of:
Capital paid-in	$64,156,663	$44,695,208	$79,089,819
Undistributed (Over-distribution of) net investment income	156,561	28,860	(60,537)
Accumulated net realized gain (loss)	(944,578)	(802,293)	(438,391)
Net unrealized appreciation (depreciation)	231,485	53,307	1,405,072
Net assets	$63,600,131	$43,975,082	$79,995,963
Authorized shares	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

24	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended November 30, 2010

	Arizona	Colorado	New Mexico
Investment Income	$1,752,458	$1,175,357	$1,884,225
Expenses
Management fees	181,830	120,401	214,687
12b-1 service fees – Class A	46,574	30,800	56,220
12b-1 distribution and service fees – Class B	3,541	3,294	7,784
12b-1 distribution and service fees – Class C	29,832	33,657	64,525
Shareholders’ servicing agent fees and expenses	16,404	10,884	14,893
Custodian’s fees and expenses	8,893	6,885	9,771
Trustees’ fees and expenses	735	488	862
Professional fees	7,962	7,593	8,086
Shareholders’ reports – printing and mailing expenses	13,737	10,090	13,851
Federal and state registration fees	2,492	1,675	2,563
Other expenses	1,043	693	997
Total expenses before custodian fee credit	313,043	226,460	394,239
Custodian fee credit	(40)	(257)	(974)
Net expenses	313,003	226,203	393,265
Net investment income	1,439,455	949,154	1,490,960
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	240,787	88,702	254
Change in net unrealized appreciation (depreciation) of investments	(580,466)	(772,951)	(1,205,487)
Net realized and unrealized gain (loss)	(339,679)	(684,249)	(1,205,233)
Net increase (decrease) in net assets from operations	$1,099,776	$264,905	$285,727

See accompanying notes to financial statements.

Nuveen Investments	25

Statement of Changes in Net Assets (Unaudited)

	Arizona		Colorado		New Mexico
	Six Months Ended 11/30/10	Year Ended 5/31/10	Six Months Ended 11/30/10	Year Ended 5/31/10	Six Months Ended 11/30/10	Year Ended 5/31/10
Operations
Net investment income	$1,439,455	$2,970,070	$949,154	$1,878,104	$1,490,960	$2,751,937
Net realized gain (loss) from investments	240,787	227,678	88,702	46,999	254	140,272
Change in net unrealized appreciation (depreciation) of investments	(580,466)	4,006,939	(772,951)	2,534,288	(1,205,487)	2,848,792
Net increase (decrease) in net assets from operations	1,099,776	7,204,687	264,905	4,459,391	285,727	5,741,001
Distributions to Shareholders
From net investment income:
Class A	(991,780)	(2,094,247)	(653,306)	(1,340,940)	(1,121,300)	(2,190,111)
Class B	(13,122)	(44,537)	(12,237)	(31,111)	(26,809)	(70,684)
Class C	(146,565)	(295,265)	(166,841)	(319,235)	(296,005)	(420,420)
Class I	(285,781)	(580,616)	(103,502)	(167,361)	(113,953)	(157,741)
Decrease in net assets from distributions to shareholders	(1,437,248)	(3,014,665)	(935,886)	(1,858,647)	(1,558,067)	(2,838,956)
Fund Share Transactions
Proceeds from sale of shares	4,370,743	6,615,834	4,828,376	8,993,142	10,469,634	18,929,073
Proceeds from shares issued to shareholders due to reinvestment of distributions	735,359	1,540,847	594,948	1,092,031	1,037,643	1,896,593
	5,106,102	8,156,681	5,423,324	10,085,173	11,507,277	20,825,666
Cost of shares redeemed	(9,125,008)	(12,415,456)	(5,736,606)	(8,836,166)	(6,659,358)	(10,379,414)
Net increase (decrease) in net assets from Fund share transactions	(4,018,906)	(4,258,775)	(313,282)	1,249,007	4,847,919	10,446,252
Net increase (decrease) in net assets	(4,356,378)	(68,753)	(984,263)	3,849,751	3,575,579	13,348,297
Net assets at the beginning of period	67,956,509	68,025,262	44,959,345	41,109,594	76,420,384	63,072,087
Net assets at the end of period	$63,600,131	$67,956,509	$43,975,082	$44,959,345	$79,995,963	$76,420,384
Undistributed (Over-distribution of) net investment income at the end of period	$156,561	$154,354	$28,860	$15,592	$(60,537)	$6,570

See accompanying notes to financial statements.

26	Nuveen Investments

Financial Highlights

Nuveen Investments	27

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

ARIZONA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (10/86)
2011(f)	$10.42	$.23	$(.06)	$.17	$(.23)	$—	$(.23)	$10.36	1.56%
2010	9.82	.44	.61	1.05	(.45)	—	(.45)	10.42	10.89
2009	10.35	.44	(.52)	(.08)	(.43)	(.02)	(.45)	9.82	(.65)
2008	10.61	.43	(.26)	.17	(.41)	(.02)	(.43)	10.35	1.67
2007	10.60	.42	.05	.47	(.41)	(.05)	(.46)	10.61	4.51
2006	10.87	.43	(.27)	.16	(.42)	(.01)	(.43)	10.60	1.58
Class B (2/97)
2011(f)	10.43	.19	(.07)	.12	(.19)	—	(.19)	10.36	1.09
2010	9.82	.36	.62	.98	(.37)	—	(.37)	10.43	10.18
2009	10.35	.37	(.53)	(.16)	(.35)	(.02)	(.37)	9.82	(1.41)
2008	10.61	.35	(.26)	.09	(.33)	(.02)	(.35)	10.35	.86
2007	10.59	.34	.06	.40	(.33)	(.05)	(.38)	10.61	3.80
2006	10.85	.35	(.26)	.09	(.34)	(.01)	(.35)	10.59	.88
Class C (2/94)
2011(f)	10.41	.20	(.06)	.14	(.20)	—	(.20)	10.35	1.28
2010	9.81	.39	.61	1.00	(.40)	—	(.40)	10.41	10.31
2009	10.34	.39	(.53)	(.14)	(.37)	(.02)	(.39)	9.81	(1.23)
2008	10.60	.37	(.26)	.11	(.35)	(.02)	(.37)	10.34	1.09
2007	10.58	.36	.06	.42	(.35)	(.05)	(.40)	10.60	4.04
2006	10.85	.37	(.27)	.10	(.36)	(.01)	(.37)	10.58	1.01
Class I (2/97)(d)
2011(f)	10.43	.24	(.07)	.17	(.23)	—	(.23)	10.37	1.65
2010	9.82	.46	.62	1.08	(.47)	—	(.47)	10.43	11.19
2009	10.35	.46	(.53)	(.07)	(.44)	(.02)	(.46)	9.82	(.46)
2008	10.61	.45	(.26)	.19	(.43)	(.02)	(.45)	10.35	1.84
2007	10.59	.45	.05	.50	(.43)	(.05)	(.48)	10.61	4.79
2006	10.86	.45	(.27)	.18	(.44)	(.01)	(.45)	10.59	1.75

28	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(e)
Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$42,553	.88	%*	.88	%*	4.26	%*	4%
46,701	.89		.89		4.34		2
47,006	.92		.92		4.52		27
50,543	1.03		.93		4.05		19
60,748	1.01		.88		3.94		19
62,420	.90		.90		3.98		21

705	1.63	*	1.63	*	3.50	*	4
840	1.65		1.65		3.59		2
1,764	1.67		1.67		3.76		27
2,588	1.78		1.68		3.30		19
3,216	1.77		1.64		3.19		19
4,021	1.65		1.65		3.23		21

7,618	1.43	*	1.43	*	3.70	*	4
7,531	1.44		1.44		3.79		2
6,983	1.47		1.47		3.96		27
8,642	1.58		1.48		3.50		19
9,020	1.56		1.43		3.40		19
8,951	1.45		1.45		3.44		21

12,724	.68	*	.68	*	4.46	*	4
12,885	.69		.69		4.54		2
12,273	.72		.72		4.72		27
14,191	.83		.73		4.25		19
15,258	.81		.68		4.14		19
14,876	.70		.70		4.19		21

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the six months ended November 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	29

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

COLORADO
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (5/87)
2011(f)	$10.07	$.22	$(.15)	$.07	$(.22)	$—	$(.22)	$9.92	.63%
2010	9.48	.44	.58	1.02	(.43)	—	(.43)	10.07	10.98
2009	10.09	.43	(.62)	(.19)	(.42)	—	(.42)	9.48	(1.67)
2008	10.32	.41	(.22)	.19	(.42)	—	(.42)	10.09	1.91
2007	10.30	.42	.02	.44	(.42)	—	(.42)	10.32	4.31
2006	10.56	.42	(.26)	.16	(.42)	—	(.42)	10.30	1.55
Class B (2/97)
2011(f)	10.08	.18	(.15)	.03	(.18)	—	(.18)	9.93	.27
2010	9.48	.36	.60	.96	(.36)	—	(.36)	10.08	10.28
2009	10.09	.36	(.62)	(.26)	(.35)	—	(.35)	9.48	(2.44)
2008	10.32	.34	(.23)	.11	(.34)	—	(.34)	10.09	1.13
2007	10.30	.34	.02	.36	(.34)	—	(.34)	10.32	3.53
2006	10.56	.34	(.26)	.08	(.34)	—	(.34)	10.30	.79
Class C (2/97)
2011(f)	10.05	.19	(.15)	.04	(.19)	—	(.19)	9.90	.36
2010	9.45	.38	.60	.98	(.38)	—	(.38)	10.05	10.51
2009	10.06	.38	(.62)	(.24)	(.37)	—	(.37)	9.45	(2.25)
2008	10.30	.36	(.23)	.13	(.37)	—	(.37)	10.06	1.28
2007	10.28	.36	.03	.39	(.37)	—	(.37)	10.30	3.78
2006	10.54	.36	(.25)	.11	(.37)	—	(.37)	10.28	1.03
Class I (2/97)(d)
2011(f)	10.05	.23	(.15)	.08	(.23)	—	(.23)	9.90	.72
2010	9.45	.45	.60	1.05	(.45)	—	(.45)	10.05	11.32
2009	10.07	.45	(.62)	(.17)	(.45)	—	(.45)	9.45	(1.55)
2008	10.31	.43	(.23)	.20	(.44)	—	(.44)	10.07	2.06
2007	10.29	.44	.02	.46	(.44)	—	(.44)	10.31	4.56
2006	10.55	.44	(.26)	.18	(.44)	—	(.44)	10.29	1.78

30	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(e)
Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$29,340	.90	%*	.90	%*	4.31	%*	4%
31,964	.91		.91		4.44		5
28,820	.95		.95		4.60		12
30,448	.93		.93		4.04		28
32,203	.90		.90		3.99		17
31,512	.94		.94		4.03		28

671	1.65	*	1.65	*	3.56	*	4
689	1.66		1.66		3.70		5
1,046	1.69		1.69		3.82		12
1,851	1.68		1.68		3.30		28
2,843	1.66		1.66		3.25		17
4,225	1.69		1.69		3.28		28

9,160	1.45	*	1.45	*	3.75	*	4
8,796	1.46		1.46		3.89		5
7,488	1.50		1.50		4.04		12
8,418	1.48		1.48		3.49		28
7,034	1.45		1.45		3.44		17
5,184	1.49		1.49		3.48		28

4,804	.70	*	.70	*	4.49	*	4
3,511	.71		.71		4.63		5
3,756	.74		.74		4.78		12
5,428	.74		.74		4.23		28
1,967	.70		.70		4.19		17
938	.74		.74		4.24		28

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the six months ended November 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	31

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NEW MEXICO
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/92)
2011(f)	$10.36	$.20	$(.14)	$.06	$(.21)	$—	$(.21)	$10.21	.54%
2010	9.93	.41	.44	.85	(.42)	—	(.42)	10.36	8.72
2009	10.24	.42	(.32)	.10	(.41)	—	(.41)	9.93	1.19
2008	10.36	.41	(.12)	.29	(.41)	—	(.41)	10.24	2.82
2007	10.29	.41	.05	.46	(.39)	—	(.39)	10.36	4.51
2006	10.57	.41	(.28)	.13	(.41)	—	(.41)	10.29	1.29
Class B (2/97)
2011(f)	10.36	.16	(.14)	.02	(.17)	—	(.17)	10.21	.18
2010	9.94	.33	.44	.77	(.35)	—	(.35)	10.36	7.85
2009	10.24	.35	(.31)	.04	(.34)	—	(.34)	9.94	.51
2008	10.36	.33	(.12)	.21	(.33)	—	(.33)	10.24	2.05
2007	10.29	.33	.05	.38	(.31)	—	(.31)	10.36	3.73
2006	10.57	.33	(.27)	.06	(.34)	—	(.34)	10.29	.54
Class C (2/97)
2011(f)	10.38	.17	(.14)	.03	(.18)	—	(.18)	10.23	.28
2010	9.95	.35	.45	.80	(.37)	—	(.37)	10.38	8.13
2009	10.26	.37	(.32)	.05	(.36)	—	(.36)	9.95	.63
2008	10.38	.36	(.13)	.23	(.35)	—	(.35)	10.26	2.23
2007	10.30	.35	.06	.41	(.33)	—	(.33)	10.38	4.01
2006	10.58	.35	(.28)	.07	(.35)	—	(.35)	10.30	.71
Class I (2/97)(d)
2011(f)	10.42	.21	(.14)	.07	(.22)	—	(.22)	10.27	.65
2010	10.00	.43	.43	.86	(.44)	—	(.44)	10.42	8.80
2009	10.30	.44	(.31)	.13	(.43)	—	(.43)	10.00	1.47
2008	10.41	.43	(.12)	.31	(.42)	—	(.42)	10.30	3.09
2007	10.33	.43	.06	.49	(.41)	—	(.41)	10.41	4.77
2006	10.61	.43	(.28)	.15	(.43)	—	(.43)	10.33	1.46

32	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(e)
Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$54,506	.86	%*	.86	%*	3.83	%*	—	%**
55,167	.87		.87		4.02		7
50,256	.90		.90		4.32		7
49,402	.89		.89		3.98		9
48,069	.89		.89		3.90		9
45,044	.91		.91		3.86		13

1,469	1.61	*	1.61	*	3.09	*	—	**
1,853	1.62		1.62		3.28		7
2,188	1.65		1.65		3.58		7
2,916	1.64		1.64		3.23		9
3,336	1.65		1.65		3.15		9
3,940	1.66		1.66		3.10		13

18,222	1.41	*	1.41	*	3.25	*	—	**
14,706	1.41		1.41		3.46		7
8,352	1.45		1.45		3.77		7
7,484	1.44		1.44		3.43		9
7,873	1.44		1.44		3.35		9
7,517	1.46		1.46		3.31		13

5,798	.66	*	.66	*	4.02	*	—	**
4,695	.66		.66		4.21		7
2,276	.70		.70		4.51		7
1,376	.69		.69		4.18		9
1,300	.69		.69		4.10		9
1,015	.71		.71		4.06		13

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the six months ended November 30, 2010.
*	Annualized.
**	Rounds to less than 1%.

See accompanying notes to financial statements.

Nuveen Investments	33

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Arizona Municipal Bond Fund (“Arizona”), Nuveen Colorado Municipal Bond Fund (“Colorado”) and Nuveen New Mexico Municipal Bond Fund (“New Mexico”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal income tax and its respective state personal income tax. Each Fund invests at least 80% of its net assets in investment grade municipal bonds, which are those rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), to be of comparable quality. Each Fund may invest up to 20% of its net assets in below-investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). The Adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer above-average total return. The Adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available (which is usually the case for municipal bonds ) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1 or Level 2, which is usually the case for municipal bonds.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At November 30, 2010, there were no such outstanding purchase commitments in any of the Funds.

34	Nuveen Investments

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their tax-exempt net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates is recognized as “Interest expense on floating rate obligations” on the Statement of Operations.

Nuveen Investments	35

Notes to Financial Statements (Unaudited) (continued)

During the six months ended November 30, 2010, the Funds did not invest in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

Derivative Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 2010.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

36	Nuveen Investments

2. Fair Value Measurements

In determining the fair value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of November 30, 2010:

Arizona	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$62,053,643	$49,171	$62,102,814

Colorado	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$42,278,721	$—	$42,278,721

New Mexico	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$78,577,308	$—	$78,577,308

The following is a reconciliation of Arizona’s Level 3 investments held at the beginning and end of the measurement period:

Arizona Level 3 Municipal Bonds
Balance at the beginning of period	$51,979
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	(10,646)
Net purchases at cost (sales at proceeds)	—
Net discounts (premiums)	7,838
Net transfers in to (out of) at end of period fair value	—
Balance at the end of period	$49,171

Arizona’s “Change in net unrealized appreciation (depreciation) of investments” on the Statement of Operations includes $(10,646) of net unrealized appreciation (depreciation) related to securities classified as Level 3 at period end.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended November 30, 2010.

Nuveen Investments	37

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Arizona
	Six Months Ended 11/30/10		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	158,245	$1,663,446	312,090	$3,171,686
Class A – automatic conversion of Class B Shares	3,385	35,298	26,697	270,372
Class B	200	2,115	738	7,473
Class C	73,254	771,519	148,505	1,499,140
Class I	180,262	1,898,365	163,962	1,667,163
Shares issued to shareholders due to reinvestment of distributions:
Class A	44,238	467,037	96,271	981,146
Class B	472	4,975	1,503	15,317
Class C	8,424	88,830	16,502	168,307
Class I	16,522	174,517	36,890	376,077
	485,002	5,106,102	803,158	8,156,681
Shares redeemed:
Class A	(578,796)	(6,121,536)	(743,110)	(7,615,650)
Class B	(9,813)	(102,993)	(74,649)	(750,512)
Class B – automatic conversion to Class A Shares	(3,385)	(35,298)	(26,697)	(270,372)
Class C	(68,873)	(713,458)	(153,730)	(1,571,828)
Class I	(204,885)	(2,151,723)	(215,180)	(2,207,094)
	(865,752)	(9,125,008)	(1,213,366)	(12,415,456)
Net increase (decrease)	(380,750)	$(4,018,906)	(410,208)	$(4,258,775)

	Colorado
	Six Months Ended 11/30/10		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	137,485	$1,389,561	431,168	$4,277,081
Class A – automatic conversion of Class B Shares	623	6,263	20,842	202,747
Class B	763	7,663	1,465	14,579
Class C	162,186	1,653,306	288,334	2,842,246
Class I	176,427	1,771,583	168,811	1,656,489
Shares issued to shareholders due to reinvestment of distributions:
Class A	40,580	411,693	80,484	793,424
Class B	803	8,140	1,800	17,701
Class C	9,222	93,264	15,325	150,912
Class I	8,089	81,851	13,264	129,994
	536,178	5,423,324	1,021,493	10,085,173
Shares redeemed:
Class A	(394,952)	(3,994,596)	(400,838)	(3,966,680)
Class B	(1,671)	(17,146)	(24,374)	(240,179)
Class B – automatic conversion to Class A Shares	(623)	(6,263)	(20,838)	(202,747)
Class C	(121,181)	(1,230,517)	(220,459)	(2,165,484)
Class I	(48,561)	(488,084)	(230,022)	(2,261,076)
	(566,988)	(5,736,606)	(896,531)	(8,836,166)
Net increase (decrease)	(30,810)	$(313,282)	124,962	$1,249,007

38	Nuveen Investments

	New Mexico
	Six Months Ended 11/30/10		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	282,453	$2,945,682	844,648	$8,567,580
Class A – automatic conversion of Class B Shares	3,507	36,993	5,679	57,111
Class B	132	1,375	338	3,446
Class C	535,283	5,599,572	715,780	7,312,073
Class I	179,253	1,886,012	292,060	2,988,863
Shares issued to shareholders due to reinvestment of distributions:
Class A	77,414	806,794	151,186	1,538,571
Class B	1,650	17,202	4,569	46,475
Class C	16,732	174,705	25,519	260,666
Class I	3,713	38,942	4,959	50,881
	1,100,137	11,507,277	2,044,738	20,825,666
Shares redeemed:
Class A	(349,272)	(3,619,534)	(734,641)	(7,461,298)
Class B	(33,168)	(345,725)	(40,525)	(414,268)
Class B – automatic conversion to Class A Shares	(3,507)	(36,993)	(5,678)	(57,111)
Class C	(187,002)	(1,943,773)	(163,589)	(1,679,592)
Class I	(68,834)	(713,333)	(74,351)	(767,145)
	(641,783)	(6,659,358)	(1,018,784)	(10,379,414)
Net increase (decrease)	458,354	$4,847,919	1,025,954	$10,446,252

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the six months ended November 30, 2010, were as follows:

	Arizona	Colorado	New Mexico
Purchases	$2,442,682	$1,555,519	$6,352,190
Sales and maturities	6,851,512	3,008,180	225,000

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At November 30, 2010, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Arizona	Colorado	New Mexico
Cost of investments	$61,795,396	$42,188,009	$77,170,214
Gross unrealized:
Appreciation	$2,565,488	$1,402,686	$2,103,651
Depreciation	(2,258,070)	(1,311,974)	(696,557)
Net unrealized appreciation (depreciation) of investments	$307,418	$90,712	$1,407,094

Permanent differences, primarily due to federal taxes paid, taxable market discount, expiration of capital loss carryforwards and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at May 31, 2010, the Funds’ last tax year-end, as follows:

	Arizona	Colorado	New Mexico
Capital paid-in	$(2)	$(48,903)	$—
Undistributed (Over-distribution of) net investment income	(30)	(2,018)	(10,325)
Accumulated net realized gain (loss)	32	50,921	10,325

Nuveen Investments	39

Notes to Financial Statements (Unaudited) (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2010, the Funds’ last tax year end, were as follows:

	Arizona	Colorado	New Mexico
Undistributed net tax-exempt income*	$338,850	$142,503	$253,411
Undistributed net ordinary income**	49	—	—
Undistributed net long-term capital gains	—	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2010 through May 31, 2010, and paid on June 1, 2010.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2010, was designated for purposes of the dividends paid deduction as follows:

	Arizona	Colorado	New Mexico
Distributions from net tax-exempt income	$3,030,249	$1,855,147	$2,807,216
Distributions from net ordinary income**	—	—	—
Distributions from net long-term capital gains	—	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2010, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Arizona	Colorado	New Mexico
Expiration:
May 31, 2011	$—	$220,293	$219,247
May 31, 2012	—	204,953	161,534
May 31, 2016	—	251,245	—
May 31, 2017	—	214,504	57,864
May 31, 2018	1,185,373	—	—
Total	$1,185,373	$890,995	$438,645

During the last tax year ended May 31, 2010, Colorado and New Mexico utilized $47,405 and $89,775 of their capital loss carryforwards, respectively.

At May 31, 2010, the Fund’s last tax year end, $50,515 of Colorado’s capital loss carryforward expired.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

40	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. Managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. As of November 30, 2010, the complex-level fee rate was .1824%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the six months ended November 30, 2010, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Arizona	Colorado	New Mexico
Sales charges collected	$35,396	$32,966	$61,250
Paid to financial intermediaries	30,442	27,505	52,599

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended November 30, 2010, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Arizona	Colorado	New Mexico
Commission advances	$7,610	$15,726	$56,895

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2010, the Distributor retained such 12b-1 fees as follows:

	Arizona	Colorado	New Mexico
12b-1 fees retained (Unaudited)	$8,183	$11,817	$37,255

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2010, as follows:

	Arizona	Colorado	New Mexico
CDSC retained (Unaudited)	$336	$1,343	$3,128

Nuveen Investments	41

Notes to Financial Statements (Unaudited) (continued)

8. New Accounting Standards

Fair Value Measurements

On January 21, 2010, the Financial Accounting Standards Bond issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the footnote disclosures, if any.

9. Subsequent Events

Investment Advisory Agreements

Effective January 1, 2011, Nuveen Asset Management, the Funds’ Adviser, has changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors has formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities. Nuveen Asset Management, LLC now serves as the Funds’ sub-adviser, and the Funds’ portfolio managers have become employees of Nuveen Asset Management, LLC rather than Nuveen Fund Advisors.

This allocation of responsibilities between Nuveen Fund Advisors and Nuveen Asset Management, LLC affects each Fund within this report. Nuveen Fund Advisors (as each affected Fund’s investment adviser) will compensate Nuveen Asset Management, LLC (as each such Fund’s newly-appointed sub-adviser) for the portfolio management services it provides to the Fund from the Fund’s management fee, which will not change as a result of this restructuring. Nuveen Fund Advisors and Nuveen Asset Management, LLC retain the right to reallocate investment management and advisory responsibilities and fees between themselves in the future.

42	Nuveen Investments

Board Approval of Sub-Advisory Arrangements (Unaudited)

At a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees or Directors (as the case may be) (each a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the advisory agreements (each an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”). Since the May Meeting, Nuveen has engaged in an internal restructuring (the “Restructuring”) pursuant to which the portfolio management services provided by NAM to the Funds would be transferred to Nuveen Asset Management, LLC (“NAM LLC”), a newly-organized wholly-owned subsidiary of NAM and NAM would change its name to Nuveen Fund Advisors, Inc. (“NFA”). NAM, under its new name NFA, will continue to serve as investment adviser to the Funds and, in that capacity, will continue to provide various oversight, administrative, compliance and other services. To effectuate the foregoing, NFA will enter into a sub-advisory agreement with NAM LLC on behalf of the Funds (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, NAM LLC, subject to the oversight of NFA and the Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of each Fund’s investment portfolio allocated to it by NFA. There will be no change in the advisory fees paid by the Funds. Rather, NFA will pay a portion of the investment advisory fee it receives to NAM LLC for its sub-advisory services. The Independent Board Members reviewed the allocation of fees between NFA and NAM LLC. NFA and NAM LLC do not anticipate any reduction in the nature or level of services provided to the Funds following the Restructuring. The personnel of NFA who engaged in portfolio management activities prior to the spinoff of NAM LLC are not expected to materially change as a result of the spinoff. In light of the foregoing, at a meeting held on November 16-18, 2010, the Board Members, including a majority of the Independent Board Members, approved the Sub-Advisory Agreement on behalf of each Fund. Given that the Restructuring was not expected to reduce the level or nature of services provided and the advisory fees paid by the Funds were the same, the factors considered and determinations made at the May Meeting in approving the Advisory Agreement were equally applicable to the approval of the Sub-Advisory Agreement. For a discussion of these considerations, please see the shareholder report of the Fund that was first issued after the May Meeting for the period including May 2010.

Nuveen Investments	43

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Pre-refundings: Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

44	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	45

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-MS2-1110P

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report

November 30, 2010

Nuveen Florida Preference Municipal Bond Fund	Nuveen Maryland Municipal Bond Fund	Nuveen Pennsylvania Municipal Bond Fund	Nuveen Virginia Municipal Bond Fund

INVESTMENT ADVISOR NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, has changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors has formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities. Nuveen Asset Management, LLC now serves as the Funds’ sub-adviser, and the Funds’ portfolio managers have become employees of Nuveen Asset Management, LLC rather than Nuveen Fund Advisors. Nuveen Fund Advisors will compensate Nuveen Asset Management, LLC for the portfolio management services it provides to the Funds from the Funds’ management fee, which will not change as a result of this reorganization. Nuveen Fund Advisors and Nuveen Asset Management, LLC retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On January 3, 2011, Nuveen Investments announced the completion of the strategic combination with FAF Advisors and Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received a 9.5% stake in Nuveen Investments as well as additional cash consideration in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and most other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

The global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the crises still weigh on the prospects for continued recovery. In the U.S., ongoing weakness in housing values is putting pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks has not been translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers is inhibiting economic growth and this process is far from complete.

Encouragingly, a variety of constructive actions are being taken by governments around the world to stimulate further recovery. In the U.S., the recent passage of a stimulatory tax bill relieves some of the pressure on the Federal Reserve System to promote economic expansion through quantitative easing and offers the promise of faster economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could have an important impact whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be upward pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. We must hope that the progress made on the fiscal front in 2010 will continue into 2011. In this environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on January 1, 2011, Nuveen Investments completed the acquisition of FAF Advisors, Inc., the manager of the First American Funds. The acquisition adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

January 21, 2011

Nuveen Investments	1

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s, Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

Recently, portfolio managers Daniel Close and Cathryn Steeves examined key investment strategies and the performance of the Nuveen Florida Preference, Maryland, Pennsylvania and Virginia Municipal Bond Funds. Dan, who has 13 years of investment experience, began managing the Florida Preference Fund in 2007. Cathryn has 14 years of investment experience and has managed the Maryland, Pennsylvania and Virginia Funds since 2006.

In January 2011, after the close of this reporting period, Tom Spalding assumed management responsibility for the Maryland and Virginia Funds, and Paul Brennan assumed management responsibility for the Pennsylvania Fund. Mr. Spalding has 36 years of portfolio management experience and Mr. Brennan has 23 years of portfolio management experience.

How did the Funds perform during the six-month period ending November 30, 2010?

The table on page three provides Class A Share total returns for the Funds for the six-month, one-year, five-year and ten-year reporting periods ending November 30, 2010. Each Fund’s total returns are compared with the performance of its corresponding market indexes and peer group averages.

During the past six months, the Class A Shares at net asset value of the Florida and Maryland Funds modestly outperformed the Standard & Poor’s (S&P) National Municipal Bond Index but trailed their respective S&P state-specific municipal bond indexes. The Class A Shares at net asset value of the Pennsylvania and Virginia Funds lagged both the S&P National Municipal Bond Index and their S&P state-specific indexes. All four Funds beat their corresponding Lipper state-level peer group average.

2	Nuveen Investments

1	The Standard & Poor’s (S&P) Florida Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade Florida municipal bond market. The Standard & Poor’s (S&P) Maryland Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade Maryland municipal bond market. The Standard & Poor’s (S&P) Pennsylvania Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade Pennsylvania municipal bond market. The Standard & Poor’s (S&P) Virginia Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade Virginia municipal bond market. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment grade municipal bond market. The index does not reflect any initial or ongoing expenses and are not available for direct investment.

2	The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories. The Lipper Other States Municipal Debt Funds Average contained 128, 128, 114 and 104 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended November 30, 2010. Shareholders should note that the performance of the Lipper Other States Average represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful. The Lipper Maryland Municipal Debt Funds Average had 34, 33, 25 and 20 funds, respectively, the Lipper Pennsylvania Municipal Debt Funds Average had 56, 56, 45 and 43 funds, respectively, and the Lipper Virginia Municipal Debt Funds Average had 33, 33, 27 and 24 funds, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Average.

Class A Shares – Average Annual Total Returns as of 11/30/10

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Nuveen Florida Preference Municipal Bond Fund
A Shares at NAV	1.12%	5.35%	3.12%	3.96%
A Shares at Offer	-3.14%	0.94%	2.24%	3.51%
Standard & Poor’s (S&P) Florida Municipal Bond Index[1]	1.18%	5.20%	3.86%	5.00%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	1.09%	5.06%	4.44%	5.27%
Lipper Other States Municipal Debt Funds Average[2]	0.42%	4.01%	3.51%	4.28%
Nuveen Maryland Municipal Bond Fund
A Shares at NAV	1.13%	4.72%	4.25%	5.01%
A Shares at Offer	-3.13%	0.35%	3.36%	4.57%
Standard & Poor’s (S&P) Maryland Municipal Bond Index[1]	1.60%	4.64%	4.63%	5.22%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	1.09%	5.06%	4.44%	5.27%
Lipper Maryland Municipal Debt Funds Average[2]	0.70%	4.25%	3.55%	4.33%
Nuveen Pennsylvania Municipal Bond Fund
A Shares at NAV	0.50%	4.36%	4.08%	4.98%
A Shares at Offer	-3.70%	0.02%	3.18%	4.53%
Standard & Poor’s (S&P) Pennsylvania Municipal Bond Index[1]	1.05%	4.82%	4.53%	5.35%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	1.09%	5.06%	4.44%	5.27%
Lipper Pennsylvania Municipal Debt Funds Average[2]	0.34%	4.42%	3.34%	4.35%
Nuveen Virginia Municipal Bond Fund
A Shares at NAV	0.94%	5.45%	4.19%	4.92%
A Shares at Offer	-3.32%	0.99%	3.29%	4.47%
Standard & Poor’s (S&P) Virginia Municipal Bond Index[1]	1.06%	4.11%	4.31%	5.20%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	1.09%	5.06%	4.44%	5.27%
Lipper Virginia Municipal Debt Funds Average[2]	0.10%	3.70%	3.44%	4.31%

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a maximum 4.20% sales charge. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	3

What were the conditions in the municipal market during the six-month reporting period?

Prices for typical longer-term municipal bonds moved modestly lower over the reporting period, so that the total returns (reflecting income in addition to price changes) of most longer-term municipal indexes were flat to slightly positive. However, the longer-term bond market experienced some sharp price declines toward the end of the period. Some of this volatility was due to negative factors in the general municipal market, and some was due to specific concerns affecting individual issuers. Negative market factors included ongoing budget deficits in certain states and municipalities, including concerns about the issuer’s ability to meet future pension commitments, and the difficulties of raising revenues in a sluggish economy; talk in certain circles of whether municipal bankruptcies would spike upward over the next year; and uncertainties about whether the Build America Bond program (and its 35% federal subsidy for municipalities that issue taxable bonds under the program) would be extended (which it was not) and the resulting surge in supply of bonds issued by municipalities as they sought to issue bonds in the waning days of this beneficial program. Particular issuers such as California and Illinois were facing large budget deficits and the need to either raise taxes or severely cut governmental services, or both. Beyond their short-term budget gaps, some states have deep structural problems, like insolvent pension funds, that are diverting money from essential public services like education and health care. Some analysts called for municipal market conditions to remain unsettled for a period of time going forward as state and local municipal issuers seek to address their financial situation.

On the other hand, the fundamentals of the municipal market had several positive components generally missed by the headlines. Municipal revenues have been increasing broadly, debt service continues to represent a small percentage of overall budgetary obligations for general obligation credits, and defaults of rated bonds remained exceptionally rare. Moreover, municipal new issue supply was projected to diminish after the calendar year-end issuance push.

Given the conditions in the municipal market, what strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

In this unsettled environment, shorter-dated bonds outperformed their longer-dated counterparts because bonds scheduled to mature sooner are less sensitive to changes in interest rates and consequently falling bond prices. Another noteworthy performance trend over the entire six-month period was that lower-rated bonds generally continued to outpace issues with higher credit quality, reflecting investors’ willingness to accept a greater level of risk in exchange for increased income in this historically low interest-rate environment. However, this situation reversed itself in the period’s final weeks, as municipal bond investors became more risk averse.

All of the Funds continued to employ the same fundamental investment strategies and tactics used in previous years. Nuveen municipal bond portfolios are managed with a value-oriented approach and rely upon input from Nuveen’s experienced research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

4	Nuveen Investments

Nuveen Florida Preference Municipal Bond Fund

Duration, which is a measure of a portfolio’s sensitivity to interest-rate changes, proved helpful for the Florida Preference Fund’s performance. Relative to the S&P National Municipal Bond Index, the Fund was overweighted in the better-performing intermediate portion of the yield curve. However, this outperformance was tempered by an overweighting in longer-duration bonds, as these issues generally performed poorly because of their increased interest-rate sensitivity.

Another positive factor overall was our credit-rating positioning. An underweighting in AAA-rated and AA-rated bonds was helpful, as was a modest overweighting in certain categories of lower-rated bonds, which outperformed their higher-grade counterparts on average during the reporting period. The Fund’s sector positioning also helped on balance, with an overweighting in the strong-performing health care category adding to returns. However, the Fund’s underexposure to pre-refunded bonds was a modest negative, as we would have benefited from a larger weighting in this very short-maturity, high credit-quality sector. Another detractor was our positioning in “other revenue” bonds, which in the Florida market includes a large amount of Hurricane Catastrophe bonds.

The Fund’s buying and selling activity was very limited, with relatively few new positions added and sold during the six-month period. Generally, we felt that the bonds we already owned in the portfolio offered better total-return prospects than securities available for purchase in either the primary or secondary municipal markets. Early in the period, we continued to add to the Fund’s allocation to out-of-state bonds, while maintaining a large stake in Florida municipal securities, consistent with the 50% requirement outlined in the Fund’s prospectus. The two purchases during the period were a Colorado transportation bond issue and an Oregon higher-education bond issue, both with relatively low credit ratings and long maturities. In both cases, we felt the bonds offered our shareholders good value, and they increased the portfolio’s diversification by adding to positions in the Fund’s underweighted sectors. Proceeds from bond calls funded these purchases.

Our sales during the period were a community development district bond issue whose credit quality we felt was deteriorating, a health care bond issue that we believed had grown to represent too large an overweight relative to the Fund’s index, leading us to pare our position, and the sale of some shorter-dated bonds during the mid-point of the period.

Nuveen Maryland, Pennsylvania and Virginia Municipal Bond Funds

The Maryland Fund’s duration positioning had a slightly helpful impact on results, due to a favorable overweight in intermediate bonds relative to the S&P National Municipal Bond Index. However, these gains were partially offset by some of the Fund’s longer-dated holdings, which did not perform well because of their greater interest-rate sensitivity. On the other hand, duration had a negative impact on the Pennsylvania Fund’s performance, as a result of an underweighting in intermediate bonds and an overweighting in longer-dated issues. Duration had an essentially neutral impact on the results of the Virginia Fund.

All three Funds were helped by their credit-quality allocation. Specifically, they all had less exposure to bonds rated AAA and AA than the S&P National Municipal Bond Index did,

Nuveen Investments	5

and they maintained relative overweightings in bonds with BBB and A credit ratings. Because lower-rated issues were the market’s better performers, this positioning helped the Funds’ results.

Another positive factor for the Funds was how bonds were allocated among the various economic sectors. For example, all three Funds had overweightings relative to the national S&P index in top-performing sectors such as health care and housing. Also, the Funds were underweighted in struggling utilities and tax-backed bonds, which further contributed to results.

On the negative side, the Maryland and Virginia Funds had underweightings in pre-refunded bonds, which, because of their very short maturities, fared relatively well. As such, the Funds’ underexposure to this robust category hurt results. Additionally, tobacco bonds as a whole were poor performers during the period. While the Maryland and Pennsylvania Funds lacked exposure to this sector, we held a tobacco bond issue in the Virginia portfolio, and this proved modestly negative for that Fund’s performance.

Purchase activity was kept to a minimum in all three Funds during the reporting period for several reasons. First, in Maryland and Virginia, bond supply was very limited, in large part because of the Build America Bonds (BABs) program, which offers a federal subsidy to issuers of taxable BABs, thereby supplanting much of the issuance that typically would have come to market as traditional tax-exempt debt. The popularity of the program resulted in a reduced number of opportunities to buy attractive tax-exempt securities. The issuance of BABs ended on December 31, 2010.

Also, the municipal bond market as a whole performed well during much of the period, so we saw more downside risk from new bonds than upside performance potential. Therefore, we opted to hold a small cash position, rather than adding new bonds that we felt were generally overpriced.

We continued to follow this approach in the final month of the period, when the municipal bond market experienced a significant downturn. Investors worried that the BAB program would not be reauthorized at its scheduled year-end expiration — a possibility that many analysts felt was likely. Amid this uncertainty, we felt it was prudent to limit buying activity and keep our cash position slightly elevated, because we didn’t want to be faced with the possibility of needing to generate cash in case a market sell off provided buying opportunities or in the event of increased redemption activity. While we do not typically maintain cash balances in these portfolios, we felt that keeping a small but meaningful position in cash was appropriate.

In all three Funds, most of our purchases consisted of premium-coupon bonds, which we felt would outperform in a rising-rate environment. Due to the limited supply of new bonds in Maryland and Virginia, we made only a handful of purchases for these two state portfolios. In Maryland, the purchases included some hospital and tax-supported bonds, and a Puerto Rico sales-tax bond issue (bonds issued by U.S. territories are generally fully tax exempt for residents of all 50 states). New securities for the Virginia portfolio included a variety of housing, health care, higher education, airport and general obligation bonds, as well as U.S. Virgin Island bonds. While portfolio changes were also modest in the Pennsylvania Fund, we had a larger choice of securities because of increased supply in this state. Additions to this portfolio during the past six months included health care, dedicated-tax, higher-education and charter schools bonds, and tollroads and airports.

6	Nuveen Investments

Dividend Information

The Class B Shares of the Florida Preference Municipal Bond Fund and the Class C Shares of the Maryland Municipal Bond Fund saw dividend reductions in August 2010, while the Class C Shares of the Florida Preference Municipal Bond Fund experienced a similar cut in November 2010. There were no other dividend changes to any of the Funds during the past six months.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of November 30, 2010, all four Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

Nuveen Investments	7

Fund Spotlight as of 11/30/10 Nuveen Florida Preference Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FLOTX	FLOBX	FLCTX	NMFLX
Net Asset Value (NAV)	$9.45	$9.45	$9.43	$9.45
Latest Dividend[1]	$0.0365	$0.0305	$0.0320	$0.0385
Inception Date	6/15/90	2/03/97	9/14/95	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 11/30/10

A Shares	NAV	Offer
1-Year	5.35%	0.94%
5-Year	3.12%	2.24%
10-Year	3.96%	3.51%

B Shares	w/o CDSC	w/CDSC
1-Year	4.60%	0.60%
5-Year	2.37%	2.20%
10-Year	3.32%	3.32%

C Shares	NAV
1-Year	4.83%
5-Year	2.57%
10-Year	3.38%

I Shares	NAV
1-Year	5.58%
5-Year	3.34%
10-Year	4.17%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	4.63%	4.44%
30-Day Yield[2]	3.83%	—
SEC 30-Day Yield[2,3]	—	3.67%
Taxable-Equivalent Yield[3,4]	5.32%	5.10%

B Shares	NAV
Dividend Yield[2]	3.87%
30-Day Yield[2]	3.08%
Taxable-Equivalent Yield[4]	4.28%

C Shares	NAV
Dividend Yield[2]	4.07%
30-Day Yield[2]	3.28%
Taxable-Equivalent Yield[4]	4.56%

I Shares	NAV
Dividend Yield[2]	4.89%
SEC 30-Day Yield[2]	4.04%
Taxable-Equivalent Yield[4]	5.61%

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	2.36%	-1.91%
5-Year	2.50%	1.62%
10-Year	3.54%	3.09%

B Shares	w/o CDSC	w/CDSC
1-Year	1.63%	-2.28%
5-Year	1.75%	1.58%
10-Year	2.91%	2.91%

C Shares	NAV
1-Year	1.84%
5-Year	1.96%
10-Year	2.97%

I Shares	NAV
1-Year	2.59%
5-Year	2.72%
10-Year	3.75%

Net Assets ($000)	$174,749

Expense Ratios

Share Class	Gross Expense Ratios
Class A	0.84%
Class B	1.59%
Class C	1.39%
Class I	0.64%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

Refer to Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 1, 2010. This is the latest monthly tax-exempt dividend declared during the period covered by this report.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

8	Nuveen Investments

Fund Spotlight (continued) as of 11/30/10 Nuveen Florida Preference Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A, and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Tax Obligation/Limited	29.1%
Health Care	17.5%
Utilities	15.0%
Transportation	9.2%
U.S. Guaranteed	7.7%
Housing/Multifamily	4.3%
Consumer Staples	4.2%
Water and Sewer	3.9%
Other	9.1%

1	As a percentage of total investments as of November 30, 2010. Holdings are subject to change.

Risk Considerations

Investing in municipal bonds involves interest rate risk, the risk that interest rates will rise, causing bond prices to fall; and credit risk, the risk that an issuer of a municipal bond will be unable to make interest and principal payments. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Nuveen Investments	9

Fund Spotlight as of 11/30/10 Nuveen Maryland Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	NMDAX	NBMDX	NMDCX	NMMDX
Net Asset Value (NAV)	$10.60	$10.61	$10.57	$10.61
Latest Dividend[1]	$0.0355	$0.0290	$0.0305	$0.0375
Latest Capital Gain[2]	$0.0193	$0.0193	$0.0193	$0.0193
Inception Date	9/07/94	3/06/97	9/16/94	2/28/92

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 11/30/10

A Shares	NAV	Offer
1-Year	4.72%	0.35%
5-Year	4.25%	3.36%
10-Year	5.01%	4.57%

B Shares	w/o CDSC	w/CDSC
1-Year	4.06%	0.06%
5-Year	3.46%	3.29%
10-Year	4.39%	4.39%

C Shares	NAV
1-Year	4.19%
5-Year	3.67%
10-Year	4.45%

I Shares	NAV
1-Year	4.95%
5-Year	4.45%
10-Year	5.22%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	4.02%	3.85%
30-Day Yield[3]	3.12%	—
SEC 30-Day Yield[3,4]	—	2.98%
Taxable-Equivalent Yield[4,5]	4.56%	4.36%

B Shares	NAV
Dividend Yield[3]	3.28%
30-Day Yield[3]	2.35%
Taxable-Equivalent Yield[5]	3.44%

C Shares	NAV
Dividend Yield[3]	3.46%
30-Day Yield[3]	2.56%
Taxable-Equivalent Yield[5]	3.74%

I Shares	NAV
Dividend Yield[3]	4.24%
SEC 30-Day Yield[3]	3.31%
Taxable-Equivalent Yield[5]	4.84%

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	2.18%	-2.09%
5-Year	3.63%	2.75%
10-Year	4.55%	4.10%

B Shares	w/o CDSC	w/CDSC
1-Year	1.53%	-2.40%
5-Year	2.85%	2.68%
10-Year	3.93%	3.93%

C Shares	NAV
1-Year	1.65%
5-Year	3.06%
10-Year	3.98%

I Shares	NAV
1-Year	2.40%
5-Year	3.82%
10-Year	4.75%

Net Assets ($000)	$187,656

Expense Ratios

Share Class	Gross Expense Ratios
Class A	0.85%
Class B	1.60%
Class C	1.40%
Class I	0.65%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

Refer to Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 1, 2010. This is the latest monthly tax-exempt dividend declared during the period covered by this report.

2	Paid December 4, 2009. Capital gains are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.6%.

10	Nuveen Investments

Fund Spotlight (continued) as of 11/30/10 Nuveen Maryland Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A, and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Health Care	24.6%
Tax Obligation/Limited	15.9%
Tax Obligation/General	12.6%
U.S. Guaranteed	9.1%
Education and Civic Organizations	8.0%
Housing/Single Family	5.5%
Industrials	4.4%
Housing/Multifamily	3.8%
Long-Term Care	3.3%
Utilities	3.3%
Other	9.5%

1	As a percentage of total investments as of November 30, 2010. Holdings are subject to change.

Risk Considerations

Investing in municipal bonds involves interest rate risk, the risk that interest rates will rise, causing bond prices to fall; and credit risk, the risk that an issuer of a municipal bond will be unable to make interest and principal payments. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Nuveen Investments	11

Fund Spotlight as of 11/30/10 Nuveen Pennsylvania Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FPNTX	FPMMX	FPMBX	NBPAX
Net Asset Value (NAV)	$10.38	$10.38	$10.34	$10.35
Latest Dividend[1]	$0.0360	$0.0295	$0.0310	$0.0375
Inception Date	10/29/86	2/03/97	2/02/94	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 11/30/10

A Shares	NAV	Offer
1-Year	4.36%	0.02%
5-Year	4.08%	3.18%
10-Year	4.98%	4.53%

B Shares	w/o CDSC	w/CDSC
1-Year	3.60%	-0.40%
5-Year	3.30%	3.13%
10-Year	4.34%	4.34%

C Shares	NAV
1-Year	3.92%
5-Year	3.52%
10-Year	4.40%

I Shares	NAV
1-Year	4.66%
5-Year	4.29%
10-Year	5.19%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	4.16%	3.99%
30-Day Yield[2]	3.55%	—
SEC 30-Day Yield[2,3]	—	3.40%
Taxable-Equivalent Yield[3,4]	5.09%	4.87%

B Shares	NAV
Dividend Yield[2]	3.41%
30-Day Yield[2]	2.82%
Taxable-Equivalent Yield[4]	4.04%

C Shares	NAV
Dividend Yield[2]	3.60%
30-Day Yield[2]	3.00%
Taxable-Equivalent Yield[4]	4.30%

I Shares	NAV
Dividend Yield[2]	4.35%
SEC 30-Day Yield[2]	3.75%
Taxable-Equivalent Yield[4]	5.37%

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	1.57%	-2.65%
5-Year	3.41%	2.53%
10-Year	4.51%	4.06%

B Shares	w/o CDSC	w/CDSC
1-Year	0.82%	-3.08%
5-Year	2.62%	2.45%
10-Year	3.88%	3.88%

C Shares	NAV
1-Year	1.02%
5-Year	2.83%
10-Year	3.94%

I Shares	NAV
1-Year	1.75%
5-Year	3.60%
10-Year	4.72%

Net Assets ($000)	$275,067

Expense Ratios

Share Class	Gross Expense Ratios
Class A	0.83%
Class B	1.58%
Class C	1.38%
Class I	0.63%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

Refer to Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 1, 2010. This is the latest monthly tax-exempt dividend declared during the period covered by this report.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 30.2%.

12	Nuveen Investments

Fund Spotlight (continued) as of 11/30/10 Nuveen Pennsylvania Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A, and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Health Care	20.1%
Tax Obligation/General	19.8%
Education and Civic Organizations	13.9%
Water and Sewer	9.6%
Tax Obligation/Limited	8.4%
Transportation	7.8%
U.S. Guaranteed	7.5%
Long-Term Care	4.1%
Other	8.8%

1	As a percentage of total investments as of November 30,2010. Holdings are subject to change.

Risk Considerations

Investing in municipal bonds involves interest rate risk, the risk that interest rates will rise, causing bond prices to fall; and credit risk, the risk that an issuer of a municipal bond will be unable to make interest and principal payments. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Nuveen Investments	13

Fund Spotlight as of 11/30/10 Nuveen Virginia Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FVATX	NFVBX	FVACX	NMVAX
Net Asset Value (NAV)	$10.77	$10.73	$10.75	$10.72
Latest Dividend[1]	$0.0375	$0.0305	$0.0325	$0.0390
Latest Capital Gain[2]	$0.0047	$0.0047	$0.0047	$0.0047
Latest Ordinary Income Distribution[3]	$0.0133	$0.0133	$0.0133	$0.0133
Inception Date	3/27/86	2/03/97	10/04/93	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 11/30/10

A Shares	NAV	Offer
1-Year	5.45%	0.99%
5-Year	4.19%	3.29%
10-Year	4.92%	4.47%

B Shares	w/o CDSC	w/CDSC
1-Year	4.68%	0.68%
5-Year	3.40%	3.23%
10-Year	4.30%	4.30%

C Shares	NAV
1-Year	4.88%
5-Year	3.60%
10-Year	4.34%

I Shares	NAV
1-Year	5.65%
5-Year	4.38%
10-Year	5.12%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[4]	4.18%	4.00%
30-Day Yield[4]	3.36%	—
SEC 30-Day Yield[4,5]	—	3.22%
Taxable-Equivalent Yield[5,6]	4.95%	4.74%

B Shares	NAV
Dividend Yield[4]	3.41%
30-Day Yield[4]	2.60%
Taxable-Equivalent Yield[6]	3.83%

C Shares	NAV
Dividend Yield[4]	3.63%
30-Day Yield[4]	2.82%
Taxable-Equivalent Yield[6]	4.15%

I Shares	NAV
Dividend Yield[4]	4.37%
SEC 30-Day Yield[4]	3.57%
Taxable-Equivalent Yield[6]	5.26%

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	2.26%	-2.04%
5-Year	3.52%	2.63%
10-Year	4.44%	3.99%

B Shares	w/o CDSC	w/CDSC
1-Year	1.50%	-2.42%
5-Year	2.76%	2.58%
10-Year	3.82%	3.82%

C Shares	NAV
1-Year	1.80%
5-Year	2.96%
10-Year	3.87%

I Shares	NAV
1-Year	2.54%
5-Year	3.73%
10-Year	4.65%

Net Assets ($000)	$388,945

Expense Ratios

Share Class	Gross Expense Ratios
Class A	0.82%
Class B	1.57%
Class C	1.37%
Class I	0.62%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

Refer to Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 1, 2010. This is the latest monthly tax-exempt dividend declared during the period covered by this report.

2	Paid December 4, 2009. Capital gains are subject to federal taxation.
3	Paid December 4, 2009. Ordinary income is subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.1%.

14	Nuveen Investments

Fund Spotlight (continued) as of 11/30/10 Nuveen Virginia Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A, and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Tax Obligation/Limited	21.5%
Health Care	17.6%
Transportation	15.9%
U.S. Guaranteed	7.9%
Long-Term Care	6.5%
Housing/Single Family	6.1%
Water and Sewer	4.5%
Education and Civic Organizations	4.3%
Tax Obligation/General	4.0%
Housing/Multifamily	3.5%
Other	8.2%

1	As a percentage of total investments as of November 30, 2010. Holdings are subject to change.

Risk Considerations

Investing in municipal bonds involves interest rate risk, the risk that interest rates will rise, causing bond prices to fall; and credit risk, the risk that an issuer of a municipal bond will be unable to make interest and principal payments. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Nuveen Investments	15

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
Florida Preference	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,011.20	$1,008.60	$1,008.60	$1,013.50	$1,020.91	$1,017.15	$1,018.15	$1,021.91
Expenses Incurred During Period	$4.18	$7.95	$6.95	$3.18	$4.20	$7.99	$6.98	$3.19

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.58%, 1.38% and .63% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
Maryland	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,011.30	$1,007.70	$1,008.60	$1,012.40	$1,020.91	$1,017.15	$1,018.15	$1,021.91
Expenses Incurred During Period	$4.18	$7.95	$6.95	$3.18	$4.10	$7.99	$6.98	$3.19

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.58%, 1.38% and .63% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
Pennsylvania	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,005.00	$1,001.30	$1,003.20	$1,006.90	$1,021.01	$1,017.25	$1,018.25	$1,022.01
Expenses Incurred During Period	$4.07	$7.83	$6.83	$3.07	$4.10	$7.89	$6.88	$3.09

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.56%, 1.36% and .61% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
Virginia	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/10)	$1,009.40	$1,004.70	$1,005.80	$1,009.40	$1,021.06	$1,017.35	$1,018.30	$1,022.06
Expenses Incurred During Period	$4.03	$7.84	$6.79	$3.02	$4.05	$7.89	$6.83	$3.04

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .80%, 1.55%, 1.35% and .60% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

16	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Florida Preference Municipal Bond Fund

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 1.1%

$1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37	12/17 at 100.00	N/R	$643,810

1,370	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB	1,278,018
2,370	Total Consumer Discretionary			1,921,828
	Consumer Staples – 4.1%

1,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/47	6/17 at 100.00	Baa3	705,140

5,300	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	Baa3	3,805,294

2,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	Baa3	1,285,220

1,240	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	1,303,190
9,540	Total Consumer Staples			7,098,844
	Education and Civic Organizations – 1.6%

500	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa2	540,880

1,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009B, 5.000%, 10/01/39	10/19 at 100.00	AA	1,034,220

1,140	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30	9/20 at 100.00	BB+	1,152,791
2,640	Total Education and Civic Organizations			2,727,891
	Health Care – 17.1%

	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005:
500	5.000%, 4/01/34	4/16 at 100.00	A–	462,380
750	5.000%, 4/01/36	4/16 at 100.00	A–	690,368

1,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,016,890

1,000	Colorado Health Facilities Authority, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.500%, 5/15/30 – AGM Insured	5/19 at 100.00	AA+	1,030,990

	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
2,250	5.250%, 6/01/26	6/16 at 100.00	A–	2,225,565
3,850	5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AA+	3,867,595

5,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2003B, 5.250%, 10/01/28	10/13 at 100.00	A3	4,792,900

1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A+	979,990

1,000	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	1,139,060

1,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB	1,067,640

1,750	Lakeland, Florida, Hospital System Revenue Refunding Bonds, Lakeland Regional Medical Center, Series 1996A, 5.250%, 11/15/25 – NPFG Insured	5/11 at 100.00	A	1,750,175

1,635	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/17	7/13 at 100.00	BBB+	1,652,298

	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001:
20	5.500%, 12/01/21	12/11 at 101.00	BBB–	18,880
4,000	5.625%, 12/01/31	12/11 at 101.00	BBB–	3,510,840

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen Florida Preference Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,095	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial Healthcare Inc., Series 2000, 6.375%, 12/01/30	12/10 at 100.00	Baa1	$2,095,503

3,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	Baa1	2,631,390

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A2	1,022,430
30,850	Total Health Care			29,954,894
	Housing/Multifamily – 4.2%

3,500	Florida Housing Finance Agency, FNMA Collateralized Housing Revenue Bonds, Villas of Capri, Series 1996H, 6.100%, 4/01/17 (Alternative Minimum Tax)	4/11 at 100.00	AA+	3,505,810

1,115	Florida Housing Finance Agency, Housing Revenue Bonds, Brittany of Rosemont Apartments Phase II, Series 1995C-1, 6.875%, 8/01/26 – AMBAC Insured (Alternative Minimum Tax)	2/11 at 100.00	N/R	1,115,112

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Leigh Meadows Apartments, Series 1996N, 6.300%, 9/01/36 – AMBAC Insured (Alternative Minimum Tax)	3/11 at 100.00	N/R	978,210

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Stoddert Arms Apartments, Series 1996O, 6.300%, 9/01/36 – AMBAC Insured (Alternative Minimum Tax)	3/11 at 100.00	N/R	978,210

730	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Affordable Housing Guarantee Program, Windsor Park Apartments, Series 1998A, 5.900%, 6/01/38 (Alternative Minimum Tax)	12/10 at 100.00	N/R	729,971
7,345	Total Housing/Multifamily			7,307,313
	Housing/Single Family – 0.2%

350	Orange County Housing Finance Authority, Florida, Homeowner Revenue Bonds, Series 2002A, 5.550%, 9/01/33 (Alternative Minimum Tax)	3/11 at 101.00	Aaa	360,920
	Long-Term Care – 3.0%

3,000	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.250%, 12/01/34	12/17 at 100.00	A–	2,769,390

	St. John’s County Industrial Development Authority, Florida, First Mortgage Revenue Bonds, Presbyterian Retirement Communities, Series 2004A:
1,130	5.850%, 8/01/24	8/14 at 101.00	N/R	1,120,463
1,565	5.625%, 8/01/34	8/14 at 101.00	N/R	1,430,426
5,695	Total Long-Term Care			5,320,279
	Materials – 2.2%

1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–	1,025,530

3,000	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB+	2,804,400
4,000	Total Materials			3,829,930
	Tax Obligation/General – 0.8%

1,280	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14	No Opt. Call	AAA	1,418,637
	Tax Obligation/Limited – 28.5%

1,805	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.500%, 5/01/36	5/14 at 100.00	N/R	923,366

500	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B, 5.400%, 1/01/20	7/15 at 100.00	A–	508,290

18	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$495	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	N/R	$429,908

1,000	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008, 6.750%, 8/01/24	8/18 at 100.00	N/R	894,030

1,095	Century Gardens Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007, 5.050%, 5/01/37	5/17 at 100.00	N/R	921,114

2,145	Florida State Department of Management Services, Certificates of Participation, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/15 at 101.00	AA+	2,243,541

5,000	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	A	6,046,600

3,040	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.375%, 5/01/17	No Opt. Call	N/R	3,155,854

	Lake County School District, Florida, Sales Tax Revenue Bonds, Series 2004:
975	5.000%, 10/01/15 – AMBAC Insured	10/14 at 100.00	A	1,066,143
1,860	5.000%, 10/01/17 – AMBAC Insured	10/14 at 100.00	A	1,986,331

1,500	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	A	1,704,615

2,015	Manatee County, Florida, Revenue Bonds, Series 2004, 5.000%, 10/01/21 – FGIC Insured	10/14 at 100.00	Aa2	2,125,785

3,760	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, BAC Funding Corporation, Series 2000A, 5.375%, 10/01/30 – AMBAC Insured	4/11 at 102.00	Aa3	3,845,314

3,550	Okaloosa County, Florida, Fourth Cent Tourist Development Tax Revenue Bonds, Series 2000, 5.625%, 10/01/30 – AMBAC Insured	4/11 at 101.00	N/R	3,597,606

1,910	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	1,727,442

4,000	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A, 5.125%, 1/01/23 – FGIC Insured	1/13 at 100.00	AA	4,101,960

1,400	Oregon Department of Administrative Services, Certificates of Participation, Series 2009A, 5.250%, 5/01/39	5/19 at 100.00	Aa2	1,437,786

2,000	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.375%, 12/01/37 – AGC Insured	No Opt. Call	AA+	2,195,120

2,050	St. John’s County, Florida, Sales Tax Revenue Bonds, Series 2004A, 5.000%, 10/01/25 – AMBAC Insured	10/14 at 100.00	A+	2,100,123

990	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R	977,754

1,000	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.650%, 5/01/40	5/18 at 100.00	N/R	709,170

615	University Square Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A-1, 5.875%, 5/01/38	5/17 at 100.00	N/R	554,496

	Volusia County, Florida, Tax Revenue Bonds, Tourist Development, Series 2004:
2,925	5.000%, 12/01/25 – AGM Insured	12/14 at 100.00	Aa3	2,999,558
3,065	5.000%, 12/01/26 – AGM Insured	12/14 at 100.00	Aa3	3,129,549

485	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R	374,483
49,180	Total Tax Obligation/Limited			49,755,938
	Transportation – 9.0%

3,000	Broward County, Florida, Airport System Revenue Bonds, Series 2001-J1, 5.250%, 10/01/26 – AMBAC Insured (Alternative Minimum Tax)	10/11 at 101.00	A+	2,991,780

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Florida Preference Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

$2,000	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000, 0.000%, 1/01/21 – AMBAC Insured	No Opt. Call	N/R		$236,840

1,000	Los Angeles Department of Harbors, California, Revenue Bonds, Series 2009B, 5.250%, 8/01/39	8/19 at 100.00	AA		1,024,060

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appriciation Series 2009B-2:
3,745	0.000%, 10/01/31 – AGC Insured	No Opt. Call	AA+		1,038,826
10,000	0.000%, 10/01/40 – AGC Insured	No Opt. Call	AA+		1,478,700

2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002, 5.750%, 10/01/20 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A		2,592,050

2,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA+		2,107,500

3,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA+		2,355,720

1,900	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3		1,915,029
29,145	Total Transportation				15,740,505
	U.S. Guaranteed – 7.5% (4)

335	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14 (ETM)	No Opt. Call	AAA		417,705

800	Florida, Full Faith and Credit General Obligation Bonds, Broward County Expressway Authority, Series 1984, 10.000%, 7/01/14 (ETM)	No Opt. Call	AAA		942,592

	North Broward Hospital District, Florida, Revenue and Improvement Bonds, Series 2001:
4,545	6.000%, 1/15/31 (Pre-refunded 1/15/11)	1/11 at 101.00	A2	(4)	4,622,356
455	6.000%, 1/15/31 (Pre-refunded 1/15/11)	1/11 at 101.00	A2	(4)	462,744

3,250	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2002, 6.250%, 11/15/24 (Pre-refunded 11/15/12)	11/12 at 100.00	N/R	(4)	3,576,723

	Orange County Health Facilities Authority, Florida, Revenue Bonds, Nemours Foundation, Series 2005:
1,010	5.000%, 1/01/21 (Pre-refunded 1/01/15)	1/15 at 100.00	AAA		1,164,985
295	5.000%, 1/01/21 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R	(4)	335,958
935	5.000%, 1/01/22 (Pre-refunded 1/01/15)	1/15 at 100.00	AAA		1,078,476
275	5.000%, 1/01/22 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R	(4)	313,181

145	Orange County, Florida, Sales Tax Revenue Bonds, Series 1989, 6.125%, 1/01/19 – FGIC Insured (ETM)	2/11 at 100.00	AA	(4)	178,193
12,045	Total U.S. Guaranteed				13,092,913
	Utilities – 14.7%

1,000	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A+		1,069,300

1,005	JEA, Florida, Electric System Revenue Bonds, Series Three 2006A, 5.000%, 10/01/41 – AGM Insured	4/15 at 100.00	AA+		1,008,236

1,270	Leesburg, Florida, Electric System Revenue Bonds, Series 2004, 5.000%, 10/01/22 – FGIC Insured	10/14 at 100.00	A+		1,314,221

2,305	Leesburg, Florida, Utilities Revenue Bonds, Series 2004, 5.000%, 10/01/22 – FGIC Insured	10/14 at 100.00	Aa3		2,385,260

1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	12/10 at 100.00	BB+		1,007,500

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$2,500	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.500%, 11/01/39	No Opt. Call	A	$2,721,500

1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	1,023,320

500	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Series 2009A-1, 5.250%, 10/01/39	4/19 at 100.00	Aa1	523,140

1,000	Paducah, Kentucky, Electric Board Revenue Bonds, Series 2009A, 5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	Aa3	1,019,190

8,000	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Series 2002B, 0.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AA	7,140,876

650	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2005-1, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	A1	661,681

1,000	Sweetwater County, Wyoming, Pollution Control Revenue Refunding Bonds, Idaho Power Company Project, Series 2006, 5.250%, 7/15/26 (Mandatory put 8/21/19)	2/11 at 100.00	A2	1,052,080

1,000	Tallahassee, Florida, Consolidated Utility System Revenue Bonds, Series 2005, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	AA+	1,042,850

2,820	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/29 – NPFG Insured	10/15 at 100.00	AA	2,854,827

920	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	N/R	907,157
25,970	Total Utilities			25,731,138
	Water and Sewer – 3.8%

1,000	Clearwater, Florida, Water and Sewer Revenue Bonds, Series 2009A, 5.250%, 12/01/39 – AGC Insured	12/19 at 100.00	AA–	1,030,370

1,000	Illinois Finance Authority, Water Facilities Revenue Bonds, American Water Capital Corp., Project, Series 2009, 5.250%, 10/01/39	10/19 at 100.00	BBB+	969,600

1,000	Manteca Financing Authority, California, Sewer Revenue Bonds, Series 2009, 5.750%, 12/01/36	12/19 at 100.00	AAA	1,025,770

2,700	Palm Coast, Florida, Water Utility System Revenue Bonds, Series 2003, 5.000%, 10/01/33 – NPFG Insured	10/13 at 100.00	Aa3	2,660,040

1,000	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement anf Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA+	1,028,900
6,700	Total Water and Sewer			6,714,680
$187,110	Total Investments (cost $168,862,420) – 97.8%			170,975,710
	Other Assets Less Liabilities – 2.2%			3,772,912
	Net Assets – 100%			$174,748,622

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Maryland Municipal Bond Fund

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 2.8%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
$845	5.000%, 9/01/15 – SYNCORA GTY Insured	No Opt. Call	Baa3	$861,393
10	5.250%, 9/01/25 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	9,412
4,105	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	3,682,143

35	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.250%, 9/01/22 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	32,975

1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	N/R	667,920
5,995	Total Consumer Discretionary			5,253,843
	Consumer Staples – 2.6%

3,370	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	3,269,473

125	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	5/11 at 100.00	Baa3	106,838

1,500	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BBB	1,584,465
4,995	Total Consumer Staples			4,960,776
	Education and Civic Organizations – 7.4%

1,000	District of Columbia, Revenue Bonds, National Public Radio, Series 2010A, 5.000%, 4/01/43	4/15 at 100.00	AA–	990,430

625	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s College, Series 2006, 5.625%, 9/01/38	9/16 at 100.00	Baa3	569,181

645	Hartford County, Maryland, Economic Development Revenue Bonds, Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34	4/14 at 100.00	A+	634,725

255	Maryland Health and HIgher Edcuational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB–	242,163

500	Maryland Health and Higher Educational Facilities Authority, Educational Facilities Leasehold Mortgage Revenue Bonds, McLean School, Series 2001, 6.000%, 7/01/31	2/11 at 100.00	BBB–	493,000

	Maryland Health and Higher Educational Facilities Authority, Mortgage Revenue Bonds, Green Acres School, Series 1998:
665	5.300%, 7/01/18	1/11 at 100.00	BBB–	665,346
1,000	5.300%, 7/01/28	1/11 at 100.00	BBB–	940,030

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Bullis School, Series 2000:
250	5.250%, 7/01/25 – AGM Insured	1/11 at 101.00	AA+	252,678
500	5.250%, 7/01/30 – AGM Insured	1/11 at 101.00	AA+	505,165

625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34	7/14 at 100.00	A–	613,644

1,870	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	Baa1	1,716,249

815	Maryland Industrial Development Financing Authority, Revenue Bonds, Our Lady of Good Counsel High School, Series 2005A, 5.500%, 5/01/20	5/15 at 100.00	N/R	816,540

815	Montgomery County Revenue Authority, Maryland, Lease Revenue Bonds, Montgomery College Arts Center Project, Series 2005A, 5.000%, 5/01/20	5/15 at 100.00	Aa3	875,620

550	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2003A, 5.000%, 7/01/20 – FGIC Insured	7/13 at 100.00	Aa3	579,942

1,500	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds, Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – NPFG Insured	No Opt. Call	Aa3	1,762,695

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$1,100	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2006A, 5.000%, 10/01/22	10/16 at 100.00	AA+	$1,203,862

1,250	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006, 4.500%, 11/01/36	11/16 at 100.00	BBB+	1,067,638
13,965	Total Education and Civic Organizations			13,928,908
	Energy – 0.3%

400	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Baa3	359,292
	Health Care – 22.9%

1,100	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007, 5.000%, 9/01/27	9/17 at 100.00	A–	1,103,036

895	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2010, 5.125%, 7/01/39	7/19 at 100.00	A	902,688

675	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	673,036

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2009A, 6.750%, 7/01/39	7/19 at 100.00	A–	2,234,400

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/32	7/19 at 100.00	A–	1,005,500

820	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Memorial Hospital, Series 2004, 5.500%, 7/01/36	7/14 at 100.00	A3	834,079

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll County General Hospital, Series 2002:
500	6.000%, 7/01/20	7/12 at 100.00	A3	514,810
1,500	5.800%, 7/01/32	7/12 at 100.00	A3	1,516,185

725	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%, 7/01/40	7/16 at 100.00	A3	688,511

2,285	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Civista Medical Center, Series 2005, 5.000%, 7/01/37 – RAAI Insured	7/14 at 100.00	N/R	1,798,569

950	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%, 7/01/29	7/17 at 100.00	Baa3	877,411

800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital, Series 2002, 5.125%, 7/01/35	7/12 at 100.00	Baa1	739,520

750	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Greater Baltimore Medical Center, Series 2001, 5.000%, 7/01/34	7/11 at 100.00	A+	732,705

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kaiser Permanente System, Series 1998A, 5.375%, 7/01/15	1/11 at 100.50	A+	2,014,260

1,785	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kennedy Krieger Institute, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Baa3	1,713,618

765	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 – AGC Insured	7/17 at 100.00	AA+	785,907

850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	871,871

2,280	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 – BHAC Insured	5/16 at 100.00	AA+	2,292,175

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Project, Series 2007A:
635	5.000%, 7/01/37	7/17 at 100.00	BBB	572,884
440	5.500%, 7/01/42	7/17 at 100.00	BBB	418,515

1,050	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	1,010,373

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Maryland Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40	5/20 at 100.00	Aa3	$2,488,710

800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2002, 5.625%, 7/01/32	7/12 at 100.00	A3	805,552

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2005:
1,405	5.000%, 7/01/35	7/15 at 100.00	A3	1,375,734
900	5.000%, 7/01/40	7/15 at 100.00	A3	872,919

645	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 1991B, 7.000%, 7/01/22 – FGIC Insured	No Opt. Call	A	753,405

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2004B, 5.000%, 7/01/24 – AMBAC Insured	7/13 at 100.00	A	504,685

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Upper Chesapeake Hospitals Issue C, Series 2007, 6.000%, 1/01/38	1/18 at 100.00	Baa1	1,040,850

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008:
1,500	5.750%, 1/01/33	No Opt. Call	BBB–	1,492,485
3,385	5.750%, 1/01/38	1/18 at 100.00	BBB–	3,343,600

1,935	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 5.000%, 7/01/34 – NPFG Insured	7/16 at 100.00	A	1,868,649

1,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA	1,475,280

1,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/39	6/19 at 100.00	AA	1,003,430

1,665	Orange County Health Facilities Authority, Florida, Orlando Regional Healthcare System Revenue Bonds, Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,644,970

245	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994, 5.375%, 7/01/14 (5)	1/11 at 100.00	B3	224,432

795	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 1995A, 6.250%, 7/01/16 – NPFG Insured	1/11 at 100.00	A	797,973
43,530	Total Health Care			42,992,727
	Housing/Multifamily – 3.6%

500	Maryland Community Development Administration, Housing Revenue Bonds, Series 1999A, 5.350%, 7/01/41 (Alternative Minimum Tax)	1/11 at 100.00	Aa2	499,990

1,000	Maryland Community Development Administration, Housing Revenue Bonds, Series 1999B, 6.250%, 7/01/32 (Alternative Minimum Tax)	1/11 at 100.00	Aa2	1,000,830

1,000	Maryland Community Development Administration, Multifamily Development Revenue Bonds, Auburn Manor, Series 1998A, 5.300%, 10/01/28 (Alternative Minimum Tax)	12/10 at 100.00	Aa2	1,000,290

100	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A, 5.625%, 10/01/23	10/13 at 100.00	B3	75,160

1,500	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Frostburg State University Project, Series 2002A , 6.250%, 10/01/33	10/12 at 101.00	Ba3	1,414,785

600	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2001, 5.875%, 7/01/21 – ACA Insured	7/11 at 101.00	N/R	561,990

570	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/33 – CIFG Insured	6/16 at 100.00	Baa2	515,747

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$1,420	Montgomery County Housing Opportunities Commission, Maryland, FNMA/FHA-Insured Multifamily Housing Development Bonds, Series 1998A, 5.250%, 7/01/29 (Alternative Minimum Tax)	1/11 at 100.00	Aaa	$1,420,156

200	Montgomery County Housing Opportunities Commission, Maryland, GNMA/FHA-Insured Multifamily Housing Revenue Bonds, Series 1995A, 6.000%, 7/01/20	1/11 at 100.00	Aa2	200,300
6,890	Total Housing/Multifamily			6,689,248
	Housing/Single Family – 5.1%

1,695	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2008C, 5.375%, 9/01/39	9/18 at 100.00	Aa2	1,765,139

1,195	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax)	9/15 at 100.00	Aa2	1,199,732

1,500	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006I, 4.875%, 9/01/26 (Alternative Minimum Tax)	3/16 at 100.00	Aa2	1,505,955

980	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax)	9/16 at 100.00	Aa2	983,342

920	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006P, 4.700%, 3/01/37 (Alternative Minimum Tax)	3/16 at 100.00	Aa2	872,105

780	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007D, 4.850%, 9/01/37 (Alternative Minimum Tax)	3/17 at 100.00	Aa2	751,647

1,125	Maryland Community Development Administration, Residential Revenue Bonds, Series 2005E, 4.900%, 9/01/36 (Alternative Minimum Tax)	9/14 at 100.00	Aa2	1,097,111

1,200	Maryland Community Development Administration, Residential Revenue Bonds, Series 2006B, 4.750%, 9/01/25 (Alternative Minimum Tax)	9/15 at 100.00	Aa2	1,201,944

220	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	AAA	214,441
9,615	Total Housing/Single Family			9,591,416
	Industrials – 4.1%

2,855	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	2,877,840

4,360	Maryland Economic Development Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002, 4.600%, 4/01/16 (Alternative Minimum Tax)	4/12 at 101.00	BBB	4,344,477

500	Northeast Maryland Waste Disposal Authority, Baltimore, Resource Recovery Revenue Bonds, RESCO Retrofit Project, Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)	1/11 at 100.00	BBB	500,695
7,715	Total Industrials			7,723,012
	Long-Term Care – 3.1%

2,285	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2007A, 5.000%, 1/01/37	1/17 at 100.00	BBB+	2,071,924

	Carroll County, Maryland, Revenue Refunding Bonds, EMA Obligated Group, Series 1999A:
500	5.500%, 1/01/19 – RAAI Insured	1/11 at 100.00	BB–	457,425
500	5.625%, 1/01/25 – RAAI Insured	1/11 at 100.00	BB–	428,085

950	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	N/R	974,681

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Maryland Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$1,965	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	$1,820,376
6,200	Total Long-Term Care			5,752,491
	Tax Obligation/General – 11.7%

435	Anne Arundel County, Maryland, General Obligation Bonds, Series 2006, 5.000%, 3/01/21	3/16 at 100.00	AAA	475,751

400	Anne Arundel County, Maryland, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 3/01/17	3/16 at 100.00	AAA	464,328

400	Carroll County, Maryland, Consolidated Public Improvement Bonds, Series 2005A, 5.000%, 12/01/16	12/15 at 100.00	AA+	466,412

300	Charles County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006, 5.000%, 3/01/16	No Opt. Call	Aa1	351,996

1,500	Frederick, Maryland, General Obligation Bonds, Series 2005, 5.000%, 8/01/16 – NPFG Insured	8/15 at 100.00	AA	1,726,950

9,000	Maryland, General Obligation Bonds, State and Local Facilities Loan, First Series 2001, 5.500%, 3/01/15	No Opt. Call	AAA	10,591,106

1,800	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15	No Opt. Call	AAA	2,097,738

1,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Refunding Bonds, Series 2001, 5.250%, 10/01/13	10/11 at 101.00	AAA	1,049,580

2,000	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2003A, 5.000%, 10/01/18	10/13 at 100.00	AAA	2,194,020

2,500	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	A3	2,594,625
19,335	Total Tax Obligation/General			22,012,506
	Tax Obligation/Limited – 14.8%

300	Anne Arundel County, Maryland, Special Obligation Bonds, National Business Park – North Project, Series 2010, 6.100%, 7/01/40	7/18 at 102.00	N/R	293,550

200	Anne Arundel County, Maryland, Tax Increment Financing Revenue Bonds, Parole Town Center Project, Series 2002, 5.000%, 7/01/12	No Opt. Call	N/R	203,006

1,200	Baltimore, Maryland, Revenue Refunding Bonds, Convention Center, Series 1998, 5.000%, 9/01/19 – NPFG Insured	3/11 at 100.00	A	1,203,216

200	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	179,948

	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:
310	5.600%, 7/01/20 – RAAI Insured	7/12 at 100.00	N/R	310,121
115	5.700%, 7/01/29 – RAAI Insured	7/12 at 100.00	N/R	106,668

	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A:
1,850	5.000%, 7/01/30	7/20 at 100.00	A–	1,838,493
1,950	5.000%, 7/01/40	7/20 at 100.00	A–	1,888,478

450	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2004, 5.750%, 7/01/34	7/14 at 102.00	N/R	403,560

1,110	Maryland Community Development Administration, Infrastructure Financing Bonds, Series 2000A, 5.875%, 6/01/30 – NPFG Insured	12/10 at 101.00	Baa1	1,124,363

1,750	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA	2,090,743

	Maryland Economic Development Corporation, Lease Revenue Bonds, Montgomery County Town Square Parking Garage, Series 2002A:
430	5.000%, 9/15/13	9/12 at 100.00	AA+	461,850
650	5.000%, 9/15/16	9/12 at 100.00	AA+	694,025

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$1,540	Maryland Stadium Authority, Lease Revenue Bonds, Montgomery County Conference Center Facilities, Series 2003, 5.000%, 6/15/22	6/13 at 100.00	AA+		$1,653,175

1,470	Montgomery County, Maryland, Lease Revenue Bonds, Metrorail Garage, Series 2002, 5.000%, 6/01/21	6/12 at 100.00	AA		1,546,602

500	Montgomery County, Maryland, Special Obligation Bonds, West Germantown Development District, Senior Series 2002A, 5.375%, 7/01/20 – RAAI Insured	7/12 at 101.00	A2		501,310

1,000	Prince George’s County, Maryland, Lease Revenue Bonds, Upper Marlboro Justice Center, Series 2003A, 5.000%, 6/30/14 – NPFG Insured	6/13 at 100.00	AA+		1,094,090

2,000	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	7/15 at 100.00	N/R		1,749,260

7,030	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/43 – AMBAC Insured	No Opt. Call	A3		762,333

1,000	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	8/12 at 100.00	A3		1,037,650

1,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+		1,584,915

1,300	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.375%, 8/01/39	2/20 at 100.00	A+		1,305,967

4,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+		4,264,270

450	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	Aa2		452,129

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/28 – FGIC Insured	10/16 at 100.00	A		978,000
33,615	Total Tax Obligation/Limited				27,727,722
	Transportation – 0.8%

1,000	District of Columbia Metropolitan Area Transit Authority, Gross Revenue Bonds, Series 2009A, 5.125%, 7/01/32	7/19 at 100.00	Aa3		1,045,520

500	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	12/10 at 100.00	CCC+		432,995
1,500	Total Transportation				1,478,515
	U.S. Guaranteed – 8.5% (4)

1,250	Baltimore County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2002, 5.000%, 8/01/18 (Pre-refunded 8/01/12)	8/12 at 100.00	AAA		1,342,188

1,000	Baltimore County, Maryland, Metropolitan District Special Assessment Bonds, 67th Issue, 5.000%, 6/01/25 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA		1,033,970

865	Baltimore, Maryland, Revenue Refunding Bonds, Water Projects, Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA	(4)	968,091

1,250	Frederick County, Maryland, General Obligation Public Facilities Bonds, Series 2002, 5.000%, 11/01/21 (Pre-refunded 11/01/12)	11/12 at 101.00	Aaa		1,367,538

815	Gaithersburg, Maryland, Nursing Home Revenue Refunding Bonds, Shady Grove Adventist Nursing and Rehabilitation Center, Series 1992, 6.500%, 9/01/12 – AGM Insured (ETM)	No Opt. Call	AA+	(4)	870,656

1,000	Howard County, Maryland, General Obligation Consolidated Public Improvement Refunding Bonds, Series 2002A, 5.250%, 8/15/18 (Pre-refunded 2/15/12)	2/12 at 100.00	AAA		1,056,890

	Maryland Economic Development Corporation, Health and Mental Hygiene Providers Revenue Bonds, Series 1996A:
755	7.625%, 4/01/21 (Pre-refunded 4/01/11)	4/11 at 102.00	N/R	(4)	786,989
535	7.625%, 4/01/21 (Pre-refunded 4/01/11)	4/11 at 102.00	N/R	(4)	557,668

935	Maryland Economic Development Corporation, Lease Revenue Bonds, Department of Transportation Headquarters Building, Series 2002, 5.375%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.50	AAA		1,007,519

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Maryland Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$1,610	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	N/R	(4)	$1,841,132

525	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	A2	(4)	596,222

625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2001, 5.500%, 6/01/32 (Pre-refunded 6/01/11)	6/11 at 100.00	Baa1	(4)	641,013

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2002, 6.000%, 7/01/22 (Pre-refunded 7/01/12)	7/12 at 100.00	A	(4)	541,930

1,095	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 (ETM)	No Opt. Call	AAA		1,273,069

500	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Sewerage Disposal Bonds, Series 2005, 5.000%, 6/01/16 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA		582,370

1,230	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Water Supply Bonds, Series 2005, 5.000%, 6/01/16 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA		1,432,630
14,490	Total U.S. Guaranteed				15,899,875
	Utilities – 3.0%

2,500	Maryland Economic Development Corporation, Pollution Control Revenue Bonds, Potomac Electric Power Company, Series 2006, 6.200%, 9/01/22	No Opt. Call	A		2,879,375

	Maryland Economic Development Corporation, Utility Infrastructure Revenue Bonds, University of Maryland – College Park, Series 2001:
980	5.375%, 7/01/15 – AMBAC Insured	7/11 at 100.00	N/R		1,002,413
725	5.375%, 7/01/16 – AMBAC Insured	7/11 at 100.00	N/R		741,581

1,060	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	2/11 at 100.00	N/R		1,060,244
5,265	Total Utilities				5,683,613
	Water and Sewer – 2.3%

	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2009A:
500	5.375%, 7/01/34	7/19 at 100.00	AA–		526,305
1,020	5.750%, 7/01/39	7/19 at 100.00	AA–		1,103,518

855	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	AA		890,654

1,000	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2007D, 5.000%, 7/01/25 – AGM Insured	7/17 at 100.00	AA+		1,079,280

760	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa1		783,271
4,135	Total Water and Sewer				4,383,028
$177,645	Total Investments (cost $170,976,548) – 93.0%				174,436,972
	Other Assets Less Liabilities – 7.0%				13,218,864
	Net Assets – 100%				$187,655,836

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 — General Information and Significant Accounting Policies, Investment Valuation for more information.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

28	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 0.0%

$65	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$65,878
	Education and Civic Organizations – 13.3%

1,190	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 5.500%, 5/01/15	No Opt. Call	Baa3	1,270,051

2,500	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 5.900%, 10/15/28	10/18 at 100.00	Baa3	2,537,500

1,445	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BB+	1,340,107

1,200	Cumberland County, Pennsylvania, Municipal Authority College Revenue Bonds, Dickinson College, Series 2009H-H1, 5.000%, 11/01/39	11/19 at 100.00	A	1,150,404

920	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern Univsersity, Series 2006, 4.500%, 10/01/27 – RAAI Insured	10/16 at 100.00	N/R	780,151

925	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.250%, 10/01/38	10/11 at 100.00	BBB	938,616

1,250	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010, 5.250%, 10/01/31	10/20 at 100.00	BBB	1,223,563

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
800	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A1	840,472
330	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A1	344,702

1,000	Delaware County Authority, Pennsylvania, Revenue Refunding Bonds, Villanova University, Series 2003, 5.250%, 8/01/20 – FGIC Insured	8/13 at 100.00	A1	1,063,860

1,000	District of Columbia, Revenue Bonds, National Public Radio, Series 2010A, 5.000%, 4/01/43	4/15 at 100.00	AA–	990,430

375	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3, 5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	333,409

1,280	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Mercyhurst College Project, Series 2008, 5.500%, 3/15/38	9/18 at 100.00	BBB	1,265,613

2,000	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	N/R	1,779,980

1,500	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 5.000%, 4/01/36 – RAAI Insured	4/16 at 100.00	BBB+	1,350,765

	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010:
530	5.250%, 4/01/30	4/20 at 100.00	BBB+	523,624
220	5.625%, 4/01/40	4/20 at 100.00	BBB+	219,197

2,500	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Hill School, Series 2005, 5.000%, 8/15/26 – NPFG Insured	8/15 at 100.00	A1	2,574,250

165	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	151,119

3,090	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	Aa2	3,177,880

715	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	685,199

1,280	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	A+	1,266,982

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$1,205	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy College, Series 2007 GG5, 5.000%, 5/01/27 – RAAI Insured	5/17 at 100.00	BBB–	$1,117,589

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2003, 5.250%, 5/01/23	5/13 at 100.00	BBB	1,014,910

1,700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	Aa3	1,834,215

2,250	Pennsylvania HIgher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40	3/20 at 100.00	AA–	2,268,068

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2005C, 5.000%, 7/15/38	7/15 at 100.00	AA+	1,015,400

1,250	Pennsylvania Higher Educational Facilities Authority, University of the Sciences in Philadelphia Revenue Bonds, Series 2005, 4.750%, 11/01/33 – SYNCORA GTY Insured	5/15 at 100.00	A3	1,217,588

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 6.375%, 11/15/40	11/20 at 100.00	BBB–	956,330

500	Union County, Higher Education Facilities Financing Authority, Pennsylvania, Revenue Bonds, Bucknell University, Series 2002A, 5.250%, 4/01/22	4/13 at 100.00	Aa2	537,550

800	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	785,344
36,920	Total Education and Civic Organizations			36,554,868
	Health Care – 19.2%

3,980	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	4/15 at 100.00	Ba2	3,232,198

2,000	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2009A, 5.500%, 8/15/34	No Opt. Call	Aa3	2,040,020

5,000	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2006, 5.000%, 11/01/35 – CIFG Insured	5/16 at 100.00	BBB+	4,445,950

2,000	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	BBB+	1,765,920

1,660	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	No Opt. Call	A2	1,641,242

4,000	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2003A, 5.250%, 7/01/32	7/13 at 101.00	A+	3,969,200

750	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24	11/14 at 100.00	A	764,768

2,820	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/37 – AGC Insured	11/17 at 100.00	AA+	2,791,067

	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009:
1,500	5.500%, 7/01/28	7/19 at 100.00	BBB+	1,515,255
1,610	5.750%, 7/01/39	7/19 at 100.00	BBB+	1,633,860

1,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA	1,475,280

840	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A–	775,849

995	Montgomery County Higher Education and Health Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009E, 6.250%, 11/15/34	5/19 at 100.00	A1	1,061,526

495	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	503,361

5,750	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Lukes Hospital Project, Series 2008A, 5.500%, 8/15/35	8/18 at 100.00	A3	5,688,186

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$6,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health Services, Series 2005B, 5.000%, 8/15/16 – FGIC Insured	8/15 at 100.00	AA–	$6,693,238

2,085	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	2,047,095

3,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Hospital, Series 1993A, 6.625%, 11/15/23	2/11 at 100.00	BBB	3,002,280

	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998:
50	5.500%, 7/01/18	1/11 at 100.00	N/R	47,730
1,000	5.625%, 7/01/24	1/11 at 100.00	N/R	881,990

510	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 1.029%, 12/01/31 – AMBAC Insured	12/17 at 100.00	A+	320,882

1,612	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital,, 5.500%, 7/01/29	7/20 at 100.00	Baa1	1,553,791

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005:
430	5.000%, 12/01/27 – RAAI Insured	12/15 at 100.00	BBB–	371,769
300	5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	255,957
1,000	5.000%, 12/01/30 – RAAI Insured	12/15 at 100.00	BBB–	852,310

1,145	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	A1	1,234,516

2,000	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2010A, 5.000%, 11/15/40	11/20 at 100.00	A1	1,907,480

425	Westmoreland County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Excela Health Project, Series 2010A, 5.125%, 7/01/30	7/20 at 100.00	A3	414,974
54,457	Total Health Care			52,887,694
	Housing/Multifamily – 1.7%

450	Delaware County Industrial Development Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Darby Townhouses Project, Series 2002A, 4.850%, 4/01/12 (Alternative Minimum Tax)	No Opt. Call	AAA	465,062

650	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	No Opt. Call	BBB–	639,002

1,565	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Series 2007A, 5.000%, 7/01/39 – SYNCORA GTY Insured	7/17 at 100.00	BBB+	1,386,199

1,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A, 5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	1,597,050

240	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	202,018

385	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	10/13 at 100.00	A	386,636
5,090	Total Housing/Multifamily			4,675,967
	Housing/Single Family – 2.7%

1,950	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1995A, 4.900%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	1,912,755

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$1,390	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26 (Alternative Minimum Tax)	4/15 at 100.00	AA+	$1,394,323

1,570	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	1,551,882

1,315	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax)	10/16 at 100.00	AA+	1,305,335

385	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax)	10/16 at 100.00	AA+	371,752

75	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2008-103-C, 5.400%, 10/01/33	10/17 at 100.00	AA+	77,901

765	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage Revenue Bonds, Series 1997A, 6.200%, 10/01/21 (Alternative Minimum Tax)	4/11 at 100.00	AAA	766,148
7,450	Total Housing/Single Family			7,380,096
	Industrials – 0.4%

1,000	Pennsylvania Industrial Development Authority, Economic Development Revenue Bonds, Series 2002, 5.500%, 7/01/19 – AMBAC Insured	7/12 at 101.00	A1	1,044,610
	Long-Term Care – 4.0%

	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
530	5.750%, 1/01/27	1/17 at 100.00	N/R	459,478
840	5.750%, 1/01/37	1/17 at 100.00	N/R	679,963

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007:
1,000	5.000%, 1/01/27	1/17 at 100.00	N/R	910,180
630	5.000%, 1/01/36	1/17 at 100.00	N/R	542,241

510	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006, 5.000%, 11/01/36	11/16 at 100.00	A	497,673

630	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30	7/17 at 100.00	N/R	617,885

2,620	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	2,432,670

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, ACTS Inc, Series 1998, 5.250%, 11/15/28	11/23 at 100.00	BBB+	960,650

2,310	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A, 5.250%, 6/01/14	12/10 at 100.00	BB	2,236,219

1,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B, 5.250%, 7/01/23 – AMBAC Insured	7/11 at 101.00	Baa1	1,580,869
11,650	Total Long-Term Care			10,917,828
	Materials – 0.4%

560	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	559,205

440	Bucks County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, USX Corporation Project, Series 1995, 5.400%, 11/01/17 (Mandatory put 11/01/11)	No Opt. Call	BBB+	455,985
1,000	Total Materials			1,015,190
	Tax Obligation/General – 18.9%

1,225	Bentworth School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2006B, 5.000%, 3/15/25 – AGM Insured	3/16 at 100.00	AA+	1,284,315

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,000	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.100%, 8/01/33	8/19 at 100.00	Aa2	$1,021,000

5,250	Butler Area School District, Butler County, Pennsylvania, General Obligation Bonds, Series 2008, 5.250%, 10/01/25	10/18 at 100.00	A+	5,582,113

420	Centre County, Pennsylvania, General Obligation Bonds, Series 2003, 5.250%, 7/01/17 – NPFG Insured	7/13 at 100.00	Aa2	458,006

3,125	Chichester School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 1999, 0.000%, 3/01/26 – FGIC Insured	No Opt. Call	AA	1,449,625

950	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17	No Opt. Call	AA–	1,070,622

1,635	Girard School District, Erie County, Pennsylvania, General Obligation Bonds, Series 1999B, 0.000%, 11/15/28 – FGIC Insured	No Opt. Call	BBB	645,809

4,875	McKeesport Area School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1997D, 0.000%, 10/01/24 – NPFG Insured	No Opt. Call	Baa1	2,573,854

2,195	Montour School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1993B, 0.000%, 1/01/14 – NPFG Insured	No Opt. Call	Baa1	2,033,602

1,500	Owen J. Roberts School District, Pennsylvania, General Obligation Bonds, Series, 5.000%, 11/15/37	5/18 at 100.00	Aa3	1,519,995

2,000	Oxford Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2007D, 5.375%, 2/01/27 – FGIC Insured	8/15 at 100.00	AA–	2,113,340

1,075	Palmyra Area School District, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/20 – SYNCORA GTY Insured	6/14 at 100.00	Aa3	1,125,557

5,000	Pennsylvania State Public School Building Authority, Lease Revenue Bonds, Philadelphia School District Project, Series 2006A, 5.000%, 6/01/31 – AGM Insured	12/16 at 100.00	AA+	4,980,950

3,750	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	Aa3	3,757,725

3,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2008E, 6.000%, 9/01/38	9/18 at 100.00	Aa2	3,186,630

2,585	Pine-Richland School District, Pennsylvania, School Improvement General Obligation Bonds, Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA+	2,598,080

1,575	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.250%, 9/01/16 – AGM Insured	No Opt. Call	AA+	1,772,678

2,500	Reading, Berks County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 11/01/29 – AGM Insured	11/19 at 100.00	Aa3	2,483,275

2,000	Reading, Pennsylvania, General Obligation Bonds, Series 2008, 6.000%, 11/01/28 – AGM Insured	11/18 at 100.00	Aa3	2,180,540

380	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	9/13 at 100.00	A	346,488

6,775	Southmoreland School District, Westmoreland County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 4/01/25 – NPFG Insured	4/15 at 100.00	A	6,998,302

2,900	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – NPFG Insured	12/15 at 100.00	AA	2,941,615
55,715	Total Tax Obligation/General			52,124,121
	Tax Obligation/Limited – 8.1%

1,500	Erie County Convention Center Authority, Pennsylvania, Convention Center Revenue Bonds, Series 2005, 5.000%, 1/15/36 – FGIC Insured	1/15 at 100.00	AA–	1,507,680

1,000	Harrisburg Parking Authority, Pennsylvania, Guaranteed Revenue Refunding Bonds, Series 2001J, 5.000%, 9/01/22 – NPFG Insured	9/11 at 100.00	Baa1	957,050

3,000	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	2,985,270

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$2,500	Pennsylvania Turnpike Commission, Oil Franchise Tax Senior Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA		$2,540,375

1,300	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AA+		1,518,543

1,300	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/17 – AGM Insured	11/13 at 100.00	AA+		1,401,855

1,250	Philadelphia Municipal Authority, Philadelphia, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.500%, 4/01/34	No Opt. Call	A2		1,322,300

1,000	Philadelphia Redevelopment Authority, Pennsylvania, Revenue Bonds, Philadelphia Neighborhood Transformation Initiative, Series 2002A, 5.500%, 4/15/22 – FGIC Insured	4/12 at 100.00	A		1,029,960

2,420	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA+		2,449,451

5,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/33 – NPFG Insured	No Opt. Call	A		4,973,550

450	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	Aa2		452,129

1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A		1,066,300
21,720	Total Tax Obligation/Limited				22,204,463
	Transportation – 7.4%

2,480	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–		2,506,958

3,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 0.000%, 12/01/34	12/20 at 100.00	Aa3		2,671,480

4,300	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–		3,087,830

2,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA+		1,570,480

1,900	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	A		1,957,399

4,535	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Refunding Bonds, Series 2002, 5.000%, 12/01/11 – AMBAC Insured	No Opt. Call	N/R		4,714,178

2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2003B, 5.000%, 1/01/33 – AMBAC Insured	1/13 at 100.00	Baa3		1,672,240

2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2008A, 6.500%, 1/01/38 (Alternative Minimum Tax)	1/18 at 100.00	Baa3		1,984,000

350	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Subordinate Lien Series 2003D, 5.375%, 1/01/18	1/13 at 100.00	Ba1		322,686
23,065	Total Transportation				20,487,251
	U.S. Guaranteed – 7.2% (4)

1,550	Allegheny County Hospital Development Authority, Pennsylvania, Hospital Revenue Bonds, Allegheny Valley Hospital – Sublessee, Series 1982Q, 7.000%, 8/01/15 (ETM)	No Opt. Call	AAA		1,859,923

4,500	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, Guaranteed County Building Project, Series 2002A, 5.000%, 11/01/29 (Pre-refunded 11/01/12) – NPFG Insured	11/12 at 100.00	A+	(4)	4,867,200

85	Bucks County Water and Sewerage Authority, Pennsylvania, Sewerage System Revenue Bonds, Neshaminy Interceptor Project, Series 2004, 5.250%, 6/01/14 – AGM Insured (ETM)	No Opt. Call	AAA		97,325

2,995	Deer Lakes School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1995, 6.350%, 1/15/14 – NPFG Insured (ETM)	1/11 at 100.00	AAA		3,220,494

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$1,320	Delaware County Authority, Pennsylvania, Health Facilities Revenue Bonds, Mercy Health Corporation of Southeastern Pennsylvania Obligation Group, Series 1996, 6.000%, 12/15/26 (ETM)	12/10 at 100.00	Aaa		$1,382,528

900	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, St. Luke’s Hospital of Bethlehem, Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)	8/13 at 100.00	AAA		1,009,314

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
245	5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	N/R	(4)	288,488
440	5.375%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	N/R	(4)	521,224

845	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	Aaa		1,049,845

	Plum Borough School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2001:
1,745	5.200%, 9/15/23 (Pre-refunded 9/15/11) – FGIC Insured	9/11 at 100.00	A+	(4)	1,812,217
2,700	5.250%, 9/15/30 (Pre-refunded 9/15/11) – FGIC Insured	9/11 at 100.00	A+	(4)	2,805,084

260	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	A1	(4)	300,344

505	West View Borough Municipal Authority, Allegheny County, Pennsylvania, Special Obligation Bonds, Series 1985A, 9.500%, 11/15/14 (ETM)	No Opt. Call	Aaa		614,474
18,090	Total U.S. Guaranteed				19,828,460
	Utilities – 3.2%

1,875	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured	No Opt. Call	BBB		1,970,306

3,010	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	1/11 at 100.00	BB+		2,987,305

1,345	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2005, 4.750%, 2/15/27 – FGIC Insured	2/15 at 100.00	A		1,311,510

1,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Exelon Generation Company, LLC Project, Series 2009A, 5.000%, 12/01/42 (Mandatory put 6/01/12)	No Opt. Call	A3		1,047,480

315	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA+		318,679

1,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 – AGM Insured	7/13 at 100.00	AA+		1,054,610
8,545	Total Utilities				8,689,890
	Water and Sewer – 9.2%

1,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/21 – NPFG Insured	12/15 at 100.00	A1		1,033,070

180	Bucks County Water and Sewerage Authority, Pennsylvania, Sewerage System Revenue Bonds, Neshaminy Interceptor Project, Series 2004, 5.250%, 6/01/14 – AGM Insured	No Opt. Call	AA+		203,654

5,000	Delaware County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Philadelphia Water Company, Series 2001, 5.350%, 10/01/31 – AMBAC Insured (Alternative Minimum Tax)	10/12 at 100.00	AA–		5,024,298

3,000	Erie Water Authority, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA+		2,978,400

1,930	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AA+		1,872,621

3,000	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2008, 5.250%, 7/15/31	7/18 at 100.00	A1		2,895,420

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$3,000	Montgomery County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2007A, 5.250%, 7/01/42	7/18 at 100.00	AA–	$2,916,510

900	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	Baa3	930,159

2,000	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Refunding Series 2010A, 5.000%, 8/01/30 – AGM Insured	8/20 at 100.00	AA+	2,046,060

1,250	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2009A, 5.250%, 1/01/32	1/19 at 100.00	A1	1,288,963

1,140	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa1	1,174,907

3,000	Unity Township Municipal Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/34 – AGM Insured	12/14 at 100.00	AA+	3,012,390
25,400	Total Water and Sewer			25,376,452
$270,167	Total Investments (cost $258,611,929) – 95.7%			263,252,768
	Other Assets Less Liabilities – 4.3%			11,814,077
	Net Assets – 100%			$275,066,845

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

36	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Virginia Municipal Bond Fund

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 3.1%

$19,220	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	Baa3	$12,118,590
	Education and Civic Organizations – 3.9%

1,000	District of Columbia, Revenue Bonds, National Public Radio, Series 2010A, 5.000%, 4/01/43	4/15 at 100.00	AA–	990,430

1,000	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, VMI Dvelopment Board Project, Series 2006C, 5.000%, 12/01/36	6/19 at 100.00	Aa2	1,030,370

	Prince William County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Catholic Diocese of Arlington, Series 2003:
500	4.375%, 10/01/13	No Opt. Call	A2	522,980
1,135	5.500%, 10/01/33	10/13 at 101.00	A2	1,139,688

300	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, University of the Sacred Heart, Series 2001, 5.250%, 9/01/31	9/11 at 100.00	BBB	285,417

800	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.375%, 12/01/21	12/12 at 101.00	BBB–	804,728

4,500	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2005, 5.000%, 6/01/37	6/15 at 100.00	AAA	4,632,345

4,500	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2008, 5.000%, 6/01/40	6/18 at 100.00	AAA	4,704,570

1,250	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.125%, 7/01/28 – RAAI Insured	1/11 at 100.00	N/R	1,190,763
14,985	Total Education and Civic Organizations			15,301,291
	Energy – 0.2%

500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Baa3	449,115
	Health Care – 16.3%

1,525	Albemarle County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Martha Jefferson Hospital, Series 2002, 5.250%, 10/01/35	10/12 at 100.00	A3	1,516,506

4,250	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007, 5.000%, 9/01/37	9/17 at 100.00	A–	4,103,800

2,140	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health, Series 2010C-2, 5.000%, 11/01/42 – AGC Insured	11/20 at 100.00	AA+	2,118,001

3,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2009C, 5.000%, 5/15/25	5/19 at 100.00	AA+	3,193,500

400	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	431,852

2,500	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/21	No Opt. Call	A3	2,719,475

1,375	Fredericksburg Industrial Development Authority, Virginia, Revenue Bonds, MediCorp Health System, Series 2002B, 5.125%, 6/15/33	6/12 at 100.00	A3	1,351,515

3,250	Hanover County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Memorial Regional Medical Center, Series 1995, 6.375%, 8/15/18 – NPFG Insured	No Opt. Call	A	3,634,865

3,380	Harrisonburg Industrial Development Authority, Virginia, Hospital Facilities Revenue Bonds, Rockingham Memorial Hospital, Series 2006, 5.000%, 8/15/31 – AMBAC Insured	8/16 at 100.00	Baa1	3,196,297

1,915	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30	11/12 at 100.00	A–	1,931,507

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Virginia Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,325	Manassas Industrial Development Authority, Virginia, Hospital Revenue Bonds, Prince William Hospital, Series 2002, 5.250%, 4/01/33	4/13 at 100.00	A3	$2,309,702

4,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA	4,425,840

1,665	Orange County Health Facilities Authority, Florida, Orlando Regional Healthcare System Revenue Bonds, Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,644,970

2,785	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System, Series 2002A, 5.500%, 7/01/19 – NPFG Insured	7/12 at 100.00	A+	2,923,192

1,250	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 – AGM Insured	7/20 at 100.00	AA+	1,223,388

	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006:
3,040	5.250%, 6/15/24	6/16 at 100.00	A3	3,125,150
1,475	5.250%, 6/15/31	6/16 at 100.00	A3	1,480,590
3,360	5.250%, 6/15/37	6/16 at 100.00	A3	3,303,216

2,450	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2010, 5.000%, 11/01/40	5/20 at 100.00	AA	2,495,987

	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A:
1,000	5.125%, 9/01/22	9/17 at 100.00	BBB+	979,620
5,055	5.250%, 9/01/37	9/17 at 100.00	BBB+	4,552,584

5,000	Washington County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2009C, 7.500%, 7/01/29	1/19 at 100.00	BBB+	5,628,000

1,980	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds Valley Health System Obligated Group, Series 2009E, 5.625%, 1/01/44	1/19 at 100.00	A+	2,016,571

2,145	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds, Winchester Medical Center, Series 2007, 5.125%, 1/01/31	1/17 at 100.00	A+	2,190,967

980	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A3	980,284
62,745	Total Health Care			63,477,379
	Housing/Multifamily – 3.2%

1,105	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	5/11 at 102.00	AAA	1,128,625

870	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Revenue Bonds, Patrick Henry Apartments, Series 2000, 6.050%, 11/01/32 (Mandatory put 11/01/20) (Alternative Minimum Tax)	5/11 at 100.00	Aaa	876,412

930	Chesterfield County Industrial Development Authority, Virginia, GNMA Mortgage-Backed Securities Program Multifamily Housing Revenue Bonds, Fore Courthouse Senior Apartments, Series 2002A, 5.600%, 10/20/31 (Alternative Minimum Tax)	4/12 at 102.00	Aa2	948,014

	Danville Industrial Development Authority, Virginia, Student Housing Revenue Bonds, Collegiate Housing Foundation, Averett College, Series 1999A:
680	6.875%, 6/01/20	12/10 at 101.00	N/R	681,829
1,910	7.000%, 6/01/30	12/10 at 101.00	N/R	1,903,964

1,200	Fairfax County Redevelopment and Housing Authority, Virginia, FHA-Insured Elderly Housing Mortgage Revenue Refunding Bonds, Little River Glen, Series 1996, 6.100%, 9/01/26	3/11 at 100.00	AA+	1,201,380

2,785	Virginia Beach Development Authority, Virginia, Multifamily Residential Rental Housing Revenue Bonds, Hamptons and Hampton Court Apartments, Series 1999, 7.500%, 10/01/39 (Alternative Minimum Tax)	10/14 at 102.00	N/R	2,765,059

610	Virginia Housing Development Authority, Rental Housing Bonds, Series 2001L, 5.000%, 12/01/20	12/10 at 100.00	AA+	610,549

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$600	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010A, 5.000%, 4/01/45	10/19 at 100.00	AA+	$600,384

490	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010C, 4.550%, 8/01/32	2/20 at 100.00	AA+	485,438

1,380	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51	No Opt. Call	AAA	1,368,035
12,560	Total Housing/Multifamily			12,569,689
	Housing/Single Family – 5.6%

730	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	AAA	711,553

3,820	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2001H-1, 5.350%, 7/01/31 – NPFG Insured	7/11 at 100.00	AAA	3,836,770

2,400	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2005C-2, 4.750%, 10/01/32 (Alternative Minimum Tax)	1/15 at 100.00	AAA	2,323,752

6,545	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006 D1, 4.900%, 1/01/33 (Alternative Minimum Tax)	7/15 at 100.00	AAA	6,501,083

2,310	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)	7/15 at 100.00	AAA	2,281,934

6,500	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)	7/16 at 100.00	AAA	6,294,990
22,305	Total Housing/Single Family			21,950,082
	Industrials – 1.2%

2,000	Henrico County Industrial Development Authority, Virginia, Solid Waste Disposal Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1996A, 5.450%, 1/01/14 (Alternative Minimum Tax)	No Opt. Call	BBB	2,066,840

2,000	Henrico County Industrial Development Authority, Virginia, Solid Waste Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1997A, 5.875%, 3/01/17 (Alternative Minimum Tax)	2/11 at 100.00	BBB	2,001,920

500	James City County Industrial Development Authority, Virginia, Sewerage and Solid Waste Disposal Facilities Revenue Bonds, Anheuser Busch, Series 1997, 6.000%, 4/01/32 (Alternative Minimum Tax)	4/11 at 100.00	BBB+	500,080
4,500	Total Industrials			4,568,840
	Long-Term Care – 6.0%

	Chesterfield County Health Center Commission, Virginia, Residential Care Facility First Mortgage Revenue Bonds, Lucy Corr Village, Series 2008A:
2,000	6.125%, 12/01/30	12/18 at 100.00	N/R	1,947,220
2,500	6.250%, 12/01/38	11/18 at 100.00	N/R	2,370,675

	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A:
3,860	5.125%, 10/01/37	10/17 at 100.00	N/R	3,526,843
3,000	5.125%, 10/01/42	10/17 at 100.00	N/R	2,695,200

1,200	Fairfax County Economic Development Authority, Virginia, Retirement Center Revenue Bonds, Greenspring Village, Series 2006A, 4.875%, 10/01/36	10/16 at 100.00	A–	1,055,124

3,665	Henrico County Economic Development Authority, Virginia, GNMA Mortgage-Backed Securities Program Assisted Living Revenue Bonds, Beth Sholom, Series 1999A, 6.000%, 7/20/39	1/11 at 101.00	AAA	3,686,000

	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006:
1,350	5.000%, 10/01/27	10/11 at 103.00	BBB–	1,306,625
3,500	5.000%, 10/01/35	No Opt. Call	BBB–	3,237,500

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Virginia Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$4,210	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.300%, 9/01/31	9/16 at 100.00	N/R	$3,629,820
25,285	Total Long-Term Care			23,455,007
	Materials – 0.7%

2,500	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1998, 5.600%, 12/01/25 (Alternative Minimum Tax)	2/11 at 100.00	Ba3	2,350,200
	Tax Obligation/General – 3.7%

2,100	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010, 5.000%, 7/15/25	7/20 at 100.00	Aa3	2,305,737

1,660	Bristol, Virginia, General Obligation Bonds, Series 2003, 5.000%, 3/01/25 – AGM Insured	3/13 at 100.00	AA+	1,694,063

1,000	Chesapeake, Virginia, General Obligation Bonds, Series 2004, 5.000%, 12/01/20	12/14 at 101.00	AA+	1,106,950

375	Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2002A, 5.250%, 5/01/20	5/12 at 100.00	AAA	395,621

3,000	Pittsylvania County, Virginia, General Obligationl Bonds, Series 2008B, 5.750%, 2/01/30	2/19 at 100.00	Aa3	3,279,510

1,875	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D, 5.000%, 7/15/34 (WI/DD, Settling 12/16/10)	7/20 at 100.00	AA	1,930,500

2,000	Portsmouth, Virginia, General Obligation Bonds, Series 2005A, 5.000%, 4/01/15 – NPFG Insured	No Opt. Call	AA	2,288,240

1,170	Suffolk, Virginia, General Obligation Bonds, Series 2005, 5.000%, 12/01/25	12/15 at 100.00	AA	1,240,808
13,180	Total Tax Obligation/General			14,241,429
	Tax Obligation/Limited – 19.9%

	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
670	5.250%, 7/15/25 – ACA Insured	7/15 at 100.00	N/R	595,195
520	5.500%, 7/15/35 – ACA Insured	7/15 at 100.00	N/R	455,192

1,000	Caroline County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2002, 5.125%, 6/15/34 – AMBAC Insured	6/12 at 102.00	N/R	948,900

1,000	Culpeper Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities Project, Series 2005, 5.000%, 1/01/18 – NPFG Insured	1/15 at 100.00	Aa3	1,082,750

1,090	Dinwiddie County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2004B, 5.125%, 2/15/15 – NPFG Insured	2/14 at 100.00	A	1,187,817

2,895	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Joint Public Uses Community Project, Series 2006, 5.000%, 5/15/18	5/16 at 100.00	AA+	3,250,332

1,500	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Laurel Hill Public Facilities Projects, Series 2003, 5.000%, 6/01/14	6/13 at 101.00	AA+	1,659,405

2,000	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 23, Series 2004, 5.000%, 4/01/33 – NPFG Insured	4/14 at 100.00	AA+	2,038,920

3,000	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 23, Series 2007A, 4.250%, 4/01/34 – NPFG Insured	4/17 at 100.00	AA+	2,885,880

1,915	Front Royal and Warren County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2004B, 5.000%, 4/01/17 – AGM Insured	4/14 at 100.00	AA+	2,079,613

	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005:
3,950	5.000%, 6/15/17 – NPFG Insured	6/15 at 100.00	A	4,312,136
1,130	5.000%, 6/15/22 – NPFG Insured	6/15 at 100.00	A	1,172,307

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,900	5.000%, 6/15/25 – NPFG Insured	6/15 at 100.00	A	$2,966,062
1,770	5.000%, 6/15/30 – NPFG Insured	6/15 at 100.00	A	1,787,842

	Hampton Roads Regional Jail Authority, Virginia, Revenue Bonds, Regional Jail Facility, Series 2004:
2,020	5.000%, 7/01/17 – NPFG Insured	7/14 at 100.00	Aa2	2,159,602
1,625	5.000%, 7/01/18 – NPFG Insured	7/14 at 100.00	Aa2	1,718,795

	James City County Economic Development Authority, Virginia, Revenue Bonds, County Government Projects, Series 2005:
1,155	5.000%, 7/15/17	7/15 at 100.00	AA+	1,299,583
1,210	5.000%, 7/15/18	7/15 at 100.00	AA+	1,342,374

1,840	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Refunding Bonds, Public Facility Project, Series 2003, 5.000%, 3/01/19	3/13 at 100.00	AA+	1,966,923

1,845	Manassas Park Economic Development Authority, Virginia, Lease Revenue Bond, Series 2010A, 6.000%, 7/15/35	7/20 at 100.00	N/R	1,812,270

860	Montgomery County Industrial Development Authority, Virginia, Public Facility Lease Revnue Bonds, Public Projects Series 2008, 5.000%, 2/01/29	2/18 at 100.00	AA–	894,331

3,585	New Kent County Economic Development Authority, Virginia, Lease Revenue Bonds, School and Governmental Projects, Series 2006, 5.000%, 2/01/26 – AGM Insured	2/17 at 100.00	AA+	3,740,231

675	Norfolk Redevelopment and Housing Authority, Virginia, Educational Facility Revenue Bonds, Community College System – Tidewater Community College Downtown Campus, Series 1999, 5.500%, 11/01/19	5/11 at 101.00	AA+	684,248

1,000	Northampton County and Town Joint Industrial Development Authority, Virginia, Lease Revenue Bonds, County Capital Projects, Series 2002, 5.000%, 2/01/33 – RAAI Insured	2/13 at 101.00	N/R	906,600

	Prince William County, Virginia, Certificates of Participation, County Facilities, Series 2005:
1,100	5.000%, 6/01/20 – AMBAC Insured	6/15 at 100.00	Aa1	1,178,507
1,930	5.000%, 6/01/21 – AMBAC Insured	6/15 at 100.00	Aa1	2,049,795

	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
3,000	5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	A3	3,007,350
5,000	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	A	4,973,550

5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	A3	503,200

	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D:
135	5.250%, 7/01/27	7/12 at 100.00	A3	134,845
480	5.250%, 7/01/36	7/12 at 100.00	A3	472,013

750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	Aa2	753,548

1,500	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A	1,609,110

2,000	Spotsylvania County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities, Series 2003, 5.000%, 1/15/23 – AMBAC Insured	1/13 at 100.00	N/R	2,015,560

1,645	Spotsylvania County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities, Series 2003B, 5.125%, 8/01/23 – AMBAC Insured	8/13 at 100.00	N/R	1,677,653

2,475	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/16 at 100.00	A+	2,589,964

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/28 – FGIC Insured	10/16 at 100.00	A	978,000

1,525	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	1,499,319

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen Virginia Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,945	Virginia Port Authority, General Fund Revenue Bonds, Series 2005A, 5.250%, 7/01/19 – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA+	$2,076,618

2,750	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2005A, 5.000%, 8/01/15	No Opt. Call	AA+	3,194,043

1,360	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2005C, 5.000%, 8/01/17	8/15 at 100.00	AA+	1,548,414

	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Loan Bond Program, Series 2002A:
735	5.000%, 5/01/20	5/11 at 101.00	AA	754,095
280	5.000%, 5/01/21	5/11 at 101.00	AA	287,274

1,500	Virginia Transportation Board, Transportation Revenue Bonds, U.S. Route 58 Corridor Development Program, Series 2004B, 5.000%, 5/15/15	5/14 at 100.00	AA+	1,682,430

1,500	Westmoreland County Industrial Development Authority, Virginia, Lease Revenue Bonds, Northumberland County School Project, Series 2006, 5.000%, 11/01/31 – NPFG Insured	11/16 at 100.00	Aa3	1,519,095
78,765	Total Tax Obligation/Limited			77,451,691
	Transportation – 14.7%

	Capital Region Airport Authority, Richmond, Virginia, Revenue Bonds, Richmond International Airport, Series 2005A:
2,310	5.000%, 7/01/22 – AGM Insured	7/15 at 100.00	AA+	2,420,626
2,700	5.000%, 7/01/23 – AGM Insured	7/15 at 100.00	AA+	2,812,590

6,800	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38 – AGM Insured	7/18 at 100.00	AA+	6,827,404

1,000	Chesapeake, Virginia, Toll Road Revenue Bonds, Chesapeake Expressway, Series 1999A, 5.625%, 7/15/19	1/11 at 100.50	Baa1	1,006,790

1,000	District of Columbia Metropolitan Area Transit Authority, Gross Revenue Bonds, Series 2009A, 5.125%, 7/01/32	7/19 at 100.00	Aa3	1,045,520

13,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appriciation Series 2009B-2, 0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA+	2,496,260

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2001B:
1,475	5.000%, 10/01/26 – NPFG Insured	10/11 at 101.00	AA–	1,489,839
1,250	5.000%, 10/01/31 – NPFG Insured	10/11 at 101.00	AA–	1,252,963

3,025	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2008-A, 5.375%, 10/01/29 (Alternative Minimum Tax)	10/18 at 100.00	AA–	3,112,392

3,000	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2009C, 5.625%, 10/01/39	10/18 at 100.00	AA–	3,106,350

3,700	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA–	3,678,910

	Metropolitan Washington D.C. Airports Authority, System Revenue Bonds, Series 2007B:
5,000	5.000%, 10/01/25 – AMBAC Insured (Alternative Minimum Tax)	1/17 at 100.00	AA–	5,102,650
2,500	5.000%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax)	10/17 at 100.00	AA–	2,463,100

5,000	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Raod Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA+	3,682,550

3,300	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	2,012,604

3,000	Norfolk Airport Authority, Virginia, Airport Revenue Bonds, Series 2001A, 5.125%, 7/01/31 – FGIC Insured	7/11 at 100.00	A	3,004,410

2,610	Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A, 5.000%, 2/01/23 – NPFG Insured	2/15 at 100.00	A	2,616,838

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

$1,750	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	12/10 at 100.00	CCC+		$1,515,483

1,730	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	A		1,903,848

1,485	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	A		1,603,043

940	Virginia Port Authority, Port Facilities Revenue Refunding Bonds Series 2010, 5.000%, 7/01/40	7/19 at 100.00	Aa3		953,724

2,155	Virginia Port Authority, Revenue Bonds, Port Authority Facilities, Series 2006, 5.000%, 7/01/36 – FGIC Insured (Alternative Minimum Tax)	7/13 at 100.00	Aa3		2,095,781

1,000	Virginia Resources Authority, Airports Revolving Fund Revenue Bonds, Series 2001A, 5.250%, 8/01/23	2/11 at 100.00	Aa2		1,006,790
69,730	Total Transportation				57,210,465
	U.S. Guaranteed – 7.3% (4)

840	Bristol, Virginia, General Obligation Bonds, Series 2003, 5.000%, 3/01/25 (Pre-refunded 3/01/13) – AGM Insured	3/13 at 100.00	AA+	(4)	920,539

750	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – AGM Insured (ETM)	No Opt. Call	AA+	(4)	860,063

	Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2003:
1,115	5.000%, 7/15/17 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	A	(4)	1,228,083
2,000	5.250%, 7/15/23 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	A	(4)	2,215,740

85	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30 (Pre-refunded 11/15/12)	11/12 at 100.00	A3	(4)	93,139

1,450	Loudoun County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Loudoun Hospital Center, Series 2002A, 6.000%, 6/01/22 (Pre-refunded 6/01/12)	6/12 at 101.00	N/R	(4)	1,576,687

5	Loudoun County, Virginia, General Obligation Bonds, Series 2006B, 5.000%, 12/01/24 (Pre-refunded 12/01/16)	12/16 at 100.00	AAA		5,905

1,000	Pittsylvania County, Virginia, General Obligation Bonds, Series 2001B, 5.125%, 3/01/23 (Pre-refunded 3/01/11)	3/11 at 102.00	Aa3	(4)	1,032,310

	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D:
365	5.250%, 7/01/27 (Pre-refunded 7/01/12)	7/12 at 100.00	A3	(4)	390,455
1,320	5.250%, 7/01/36 (Pre-refunded 7/01/12)	7/12 at 100.00	A3	(4)	1,412,057

1,415	Roanoke, Virginia, General Obligation Bonds, Series 2006A, 5.000%, 2/01/21 (Pre-refunded 2/01/16) – NPFG Insured	2/16 at 100.00	AA	(4)	1,662,427

1,000	Roanoke, Virginia, General Obligation Public Improvement Bonds, Series 2002A, 5.000%, 10/01/17 (Pre-refunded 10/01/12)	10/12 at 101.00	AA	(4)	1,090,590

1,260	Rockbridge County Industrial Development Authority, Virginia, Horse Center Revenue Refunding Bonds, Series 2001C, 6.850%, 7/15/21 (Pre-refunded 7/15/11)	7/11 at 100.00	B2	(4)	1,304,894

	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005:
790	5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		814,142
5,125	5.500%, 6/01/26 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA		5,735,798

1,000	Virginia Beach, Virginia, General Obligation Public Improvement Bonds, Series 2001, 5.000%, 6/01/20 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA		1,033,980

2,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2002A, 5.000%, 2/01/22 (Pre-refunded 2/01/12)	2/12 at 100.00	AA+	(4)	2,102,420

1,000	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2001A, 5.000%, 8/01/16 (Pre-refunded 8/01/11)	8/11 at 101.00	AA+	(4)	1,041,880

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen Virginia Municipal Bond Fund (continued)

November 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Loan Bond Program, Series 2002A:
$915	5.000%, 5/01/20 (Pre-refunded 5/01/11)	5/11 at 101.00	AA	(4)	$942,477
340	5.000%, 5/01/21 (Pre-refunded 5/01/11)	5/11 at 101.00	AA	(4)	350,210

2,485	Virginia Resources Authority, Water and Sewerage System Revenue Bonds, Caroline County Public Improvements Project, Series 2001, 5.250%, 5/01/21 (Pre-refunded 5/01/11)	5/11 at 101.00	AA	(4)	2,561,563
26,260	Total U.S. Guaranteed				28,375,359
	Utilities – 2.6%

3,000	Chesterfield County Economic Development Authority, Virginia, Solid Waste and Sewerage Disposal Revenue Bonds, Virginia Electric and Power Company Projects, Series 2007A, 5.600%, 11/01/31 (Alternative Minimum Tax)	11/17 at 100.00	A–		2,936,550

3,000	Chesterfield County Economic Development Authority, Virginia, Solid Waste and Sewerage Disposal Revenue Bonds, Virginia Electric and Power Company Projects, Series 2009A, 5.000%, 5/01/23	5/19 at 100.00	A–		3,181,740

2,000	Mecklenburg County Industrial Development Authority, Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)	10/12 at 100.00	Baa1		2,011,680

2,000	Richmond, Virginia, Public Utility Revenue Bonds, Series 2009A, 5.000%, 1/15/40	1/19 at 100.00	AA		2,058,400
10,000	Total Utilities				10,188,370
	Water and Sewer – 4.1%

	Fairfax County Water Authority, Virginia, Water Revenue Refunding Bonds, Series 2002:
115	5.375%, 4/01/21	4/12 at 100.00	AAA		121,072
800	5.000%, 4/01/27	4/12 at 100.00	AAA		828,696

1,395	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding Bonds, Series 2001, 5.500%, 11/15/19 – AGM Insured	No Opt. Call	AA+		1,635,693

1,015	James City Service Authority, Virginia, Water and Sewerage Revenue Bonds, Series 2003, 5.000%, 1/15/15 – AGM Insured	1/13 at 101.00	AA+		1,102,107

3,000	Loudoun County Sanitation Authority, Virginia, Water and Sewer System Revenue Bonds, Series 2007, 4.500%, 1/01/32	1/17 at 100.00	AAA		3,021,330

2,325	Loudoun County Sanitation Authority, Virginia, Water and Sewerage System Revenue Bonds, Series 2004, 5.000%, 1/01/26	1/15 at 100.00	AAA		2,417,628

1,750	Newport News, Virginia, Water Revenue Bonds, Series 2007, 4.750%, 6/01/31 – AGM Insured	6/17 at 100.00	AA+		1,762,163

1,400	Norfolk, Virginia, Water Revenue Refunding Bonds, Series 1998, 5.125%, 11/01/28 – AGM Insured	11/28 at 100.00	AA+		1,400,910

1,520	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa1		1,566,542

1,000	Virginia State Resources Authority, Clean Water Revenue Bonds, Series 2007, 4.750%, 10/01/27	10/17 at 100.00	AAA		1,061,310

1,135	York County, Virginia, Sewer System Revenue Bonds, Series 2005, 5.000%, 6/01/29 – AMBAC Insured	6/15 at 101.00	Aa2		1,167,677
15,455	Total Water and Sewer				16,085,128
$377,990	Total Investments (cost $356,877,710) – 92.5%				359,792,635
	Other Assets Less Liabilities – 7.5%				29,152,315
	Net Assets – 100%				$388,944,950

44	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	45

Statement of Assets and Liabilities (Unaudited)

November 30, 2010

	Florida Preference	Maryland	Pennsylvania	Virginia
Assets
Investments, at value (cost $168,862,420, $170,976,548, $258,611,929 and $356,877,710, respectively)	$170,975,710	$174,436,972	$263,252,768	$359,792,635
Cash	1,573,689	9,614,664	5,033,454	22,618,572
Receivables:
Interest	2,779,352	3,006,844	3,842,027	6,101,943
Investments sold	5,000	849,133	2,877,290	3,602,150
Shares sold	61,343	328,633	1,142,003	370,235
Other assets	34,189	264	1,775	20,626
Total assets	175,429,283	188,236,510	276,149,317	392,506,161
Liabilities
Payables:
Dividends	309,499	280,235	512,150	685,529
Investments purchased	—	—	—	1,867,200
Shares redeemed	168,403	111,352	323,590	652,762
Accrued expenses:
Management fees	76,708	81,815	120,027	166,671
12b-1 distribution and service fees	30,876	39,361	43,943	65,577
Other	95,175	67,911	82,762	123,472
Total liabilities	680,661	580,674	1,082,472	3,561,211
Net assets	$174,748,622	$187,655,836	$275,066,845	$388,944,950
Class A Shares
Net assets	$105,316,879	$79,689,365	$92,682,003	$178,808,734
Shares outstanding	11,141,006	7,516,920	8,926,898	16,606,502
Net asset value per share	$9.45	$10.60	$10.38	$10.77
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$9.86	$11.07	$10.84	$11.24
Class B Shares
Net assets	$3,313,784	$2,898,360	$3,096,969	$5,350,537
Shares outstanding	350,779	273,219	298,242	498,681
Net asset value and offering price per share	$9.45	$10.61	$10.38	$10.73
Class C Shares
Net assets	$17,262,439	$38,511,157	$42,106,803	$50,879,739
Shares outstanding	1,831,020	3,643,643	4,073,668	4,732,186
Net asset value and offering price per share	$9.43	$10.57	$10.34	$10.75
Class I Shares
Net assets	$48,855,520	$66,556,954	$137,181,070	$153,905,940
Shares outstanding	5,171,507	6,270,321	13,259,327	14,352,789
Net asset value and offering price per share	$9.45	$10.61	$10.35	$10.72
Net Assets Consist of:
Capital paid-in	$197,434,487	$183,879,515	$269,944,622	$384,885,987
Undistributed (Over-distribution of) net investment income	294,939	359,807	877,057	905,313
Accumulated net realized gain (loss)	(25,094,094)	(43,910)	(395,673)	238,725
Net unrealized appreciation (depreciation)	2,113,290	3,460,424	4,640,839	2,914,925
Net assets	$174,748,622	$187,655,836	$275,066,845	$388,944,950
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

46	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended November 30, 2010

	Florida Preference	Maryland	Pennsylvania	Virginia
Investment Income	$4,896,375	$4,445,413	$6,929,533	$9,246,367
Expenses
Management fees	479,811	495,378	739,904	1,012,361
12b-1 service fees – Class A	109,496	80,044	94,827	180,621
12b-1 distribution and service fees – Class B	17,787	15,828	16,116	28,596
12b-1 distribution and service fees – Class C	65,416	139,918	155,090	186,485
Shareholders’ servicing agent fees and expenses	37,019	38,665	53,624	70,912
Custodian’s fees and expenses	18,244	20,633	28,008	37,760
Trustees’ fees and expenses	1,942	2,013	3,027	4,201
Professional fees	13,911	9,722	11,199	12,758
Shareholders’ reports – printing and mailing expenses	16,509	16,028	21,703	28,015
Federal and state registration fees	2,540	5,832	3,256	5,250
Other expenses	2,696	2,450	3,586	4,914
Total expenses before custodian fee credit	765,371	826,511	1,130,340	1,571,873
Custodian fee credit	(959)	(4,215)	(3,761)	(9,867)
Net expenses	764,412	822,296	1,126,579	1,562,006
Net investment income	4,131,963	3,623,117	5,802,954	7,684,361
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	381,868	18,968	669,807	120,562
Change in net unrealized appreciation (depreciation) of investments	(2,309,104)	(1,623,779)	(4,923,447)	(4,626,188)
Net realized and unrealized gain (loss)	(1,927,236)	(1,604,811)	(4,253,640)	(4,505,626)
Net increase (decrease) in net assets from operations	$2,204,727	$2,018,306	$1,549,314	$3,178,735

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of Changes in Net Assets (Unaudited)

	Florida Preference		Maryland
	Six Months Ended 11/30/10	Year Ended 5/31/10	Six Months Ended 11/30/10	Year Ended 5/31/10
Operations
Net investment income	$4,131,963	$8,767,138	$3,623,117	$6,692,705
Net realized gain (loss) from investments	381,868	(5,752,621)	18,968	(17,840)
Change in net unrealized appreciation (depreciation) of investments	(2,309,104)	17,569,833	(1,623,779)	10,487,742
Net increase (decrease) in net assets from operations	2,204,727	20,584,350	2,018,306	17,162,607
Distributions to Shareholders
From net investment income:
Class A	(2,481,834)	(5,272,534)	(1,574,465)	(2,855,988)
Class B	(71,489)	(215,477)	(53,634)	(153,912)
Class C	(351,723)	(735,757)	(635,177)	(1,078,191)
Class I	(1,208,946)	(2,495,136)	(1,381,532)	(2,546,673)
From accumulated net realized gains:
Class A	—	—	—	(130,359)
Class B	—	—	—	(8,927)
Class C	—	—	—	(56,594)
Class I	—	—	—	(110,541)
Decrease in net assets from distributions to shareholders	(4,113,992)	(8,718,904)	(3,644,808)	(6,941,185)
Fund Share Transactions
Proceeds from sale of shares	5,203,626	12,486,770	14,895,256	42,406,114
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,219,212	4,587,053	1,993,188	3,899,557
	7,422,838	17,073,823	16,888,444	46,305,671
Cost of shares redeemed	(12,555,949)	(34,991,885)	(9,066,235)	(23,415,441)
Net increase (decrease) in net assets from Fund share transactions	(5,133,111)	(17,918,062)	7,822,209	22,890,230
Net increase (decrease) in net assets	(7,042,376)	(6,052,616)	6,195,707	33,111,652
Net assets at the beginning of period	181,790,998	187,843,614	181,460,129	148,348,477
Net assets at the end of period	$174,748,622	$181,790,998	$187,655,836	$181,460,129
Undistributed (Over-distribution of) net investment income at the end of period	$294,939	$276,968	$359,807	$381,498

See accompanying notes to financial statements.

48	Nuveen Investments

	Pennsylvania		Virginia
	Six Months Ended 11/30/10	Year Ended 5/31/10	Six Months Ended 11/30/10	Year Ended 5/31/10
Operations
Net investment income	$5,802,954	$11,170,905	$7,684,361	$14,875,010
Net realized gain (loss) from investments	669,807	64,397	120,562	540,763
Change in net unrealized appreciation (depreciation) of investments	(4,923,447)	13,560,246	(4,626,188)	21,608,846
Net increase (decrease) in net assets from operations	1,549,314	24,795,548	3,178,735	37,024,619
Distributions to Shareholders
From net investment income:
Class A	(1,922,221)	(3,616,476)	(3,690,614)	(7,172,625)
Class B	(56,423)	(141,044)	(100,685)	(279,653)
Class C	(723,810)	(1,281,816)	(879,870)	(1,514,091)
Class I	(3,014,600)	(5,687,313)	(3,259,989)	(6,089,720)
From accumulated net realized gains:
Class A	—	—	—	(140,469)
Class B	—	—	—	(6,811)
Class C	—	—	—	(34,040)
Class I	—	—	—	(117,760)
Decrease in net assets from distributions to shareholders	(5,717,054)	(10,726,649)	(7,931,158)	(15,355,169)
Fund Share Transactions
Proceeds from sale of shares	25,389,821	57,353,514	37,929,692	74,769,641
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,644,426	4,784,676	3,870,784	7,452,140
	28,034,247	62,138,190	41,800,476	82,221,781
Cost of shares redeemed	(23,728,494)	(37,485,164)	(25,800,524)	(60,189,668)
Net increase (decrease) in net assets from Fund share transactions	4,305,753	24,653,026	15,999,952	22,032,113
Net increase (decrease) in net assets	138,013	38,721,925	11,247,529	43,701,563
Net assets at the beginning of period	274,928,832	236,206,907	377,697,421	333,995,858
Net assets at the end of period	$275,066,845	$274,928,832	$388,944,950	$377,697,421
Undistributed (Over-distribution of) net investment income at the end of period	$877,057	$791,157	$905,313	$1,152,110

See accompanying notes to financial statements.

Nuveen Investments	49

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

FLORIDA PREFERENCE
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (6/90)
2011(f)	$9.56	$.22	$(.11)	$.11	$(.22)	$—	$(.22)	$9.45	1.12%
2010	8.98	.44	.58	1.02	(.44)	—	(.44)	9.56	11.55
2009	9.75	.44	(.78)	(.34)	(.43)	—	(.43)	8.98	(3.36)
2008	10.08	.42	(.33)	.09	(.42)	—	(.42)	9.75	.93
2007	10.08	.42	—	.42	(.42)	—	(.42)	10.08	4.21
2006	10.32	.43	(.25)	.18	(.42)	—	(.42)	10.08	1.79
Class B (2/97)
2011(f)	9.55	.18	(.10)	.08	(.18)	—	(.18)	9.45	.86
2010	8.98	.37	.57	.94	(.37)	—	(.37)	9.55	10.66
2009	9.74	.37	(.77)	(.40)	(.36)	—	(.36)	8.98	(4.00)
2008	10.07	.35	(.34)	.01	(.34)	—	(.34)	9.74	.14
2007	10.07	.34	—	.34	(.34)	—	(.34)	10.07	3.42
2006	10.31	.35	(.25)	.10	(.34)	—	(.34)	10.07	1.01
Class C (9/95)
2011(f)	9.54	.19	(.11)	.08	(.19)	—	(.19)	9.43	.86
2010	8.96	.39	.58	.97	(.39)	—	(.39)	9.54	11.01
2009	9.73	.39	(.78)	(.39)	(.38)	—	(.38)	8.96	(3.92)
2008	10.06	.37	(.33)	.04	(.37)	—	(.37)	9.73	.38
2007	10.06	.36	.01	.37	(.37)	—	(.37)	10.06	3.67
2006	10.30	.37	(.24)	.13	(.37)	—	(.37)	10.06	1.25
Class I (2/97)(d)
2011(f)	9.55	.23	(.10)	.13	(.23)	—	(.23)	9.45	1.35
2010	8.97	.46	.58	1.04	(.46)	—	(.46)	9.55	11.78
2009	9.74	.46	(.79)	(.33)	(.44)	—	(.44)	8.97	(3.17)
2008	10.07	.45	(.34)	.11	(.44)	—	(.44)	9.74	1.12
2007	10.07	.44	—	.44	(.44)	—	(.44)	10.07	4.40
2006	10.31	.45	(.25)	.20	(.44)	—	(.44)	10.07	1.97

50	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(e)

Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$105,317	.83	%*	.83	%*	4.57	%*	2%
110,331	.84		.84		4.70		15
113,528	.83		.83		4.91		13
144,215	.84		.84		4.30		26
163,736	.83		.83		4.13		12
180,632	.84		.84		4.18		10

3,314	1.58	*	1.58	*	3.83	*	2
4,150	1.59		1.59		3.96		15
6,716	1.58		1.58		4.15		13
10,862	1.59		1.59		3.55		26
14,672	1.57		1.57		3.38		12
20,697	1.59		1.59		3.43		10

17,262	1.38	*	1.38	*	4.02	*	2
17,241	1.39		1.39		4.15		15
17,265	1.38		1.38		4.37		13
19,463	1.39		1.39		3.75		26
22,523	1.38		1.38		3.58		12
29,592	1.39		1.39		3.63		10

48,856	.63	*	.63	*	4.77	*	2
50,068	.64		.64		4.90		15
50,335	.63		.63		5.10		13
76,019	.64		.64		4.50		26
83,658	.63		.63		4.33		12
69,866	.64		.64		4.38		10

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the six months ended November 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	51

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MARYLAND
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/94)
2011(f)	$10.69	$.21	$(.09)	$.12	$(.21)	$—	$(.21)	$10.60	1.13%
2010	10.03	.43	.67	1.10	(.42)	(.02)	(.44)	10.69	11.11
2009	10.27	.42	(.25)	.17	(.41)	—	(.41)	10.03	1.85
2008	10.48	.40	(.21)	.19	(.40)	—	(.40)	10.27	1.84
2007	10.44	.40	.03	.43	(.39)	—	(.39)	10.48	4.15
2006	10.75	.41	(.27)	.14	(.41)	(.04)	(.45)	10.44	1.34
Class B (3/97)
2011(f)	10.70	.17	(.09)	.08	(.17)	—	(.17)	10.61	.77
2010	10.04	.35	.67	1.02	(.34)	(.02)	(.36)	10.70	10.31
2009	10.28	.34	(.25)	.09	(.33)	—	(.33)	10.04	1.09
2008	10.50	.32	(.22)	.10	(.32)	—	(.32)	10.28	.98
2007	10.45	.32	.04	.36	(.31)	—	(.31)	10.50	3.48
2006	10.76	.33	(.27)	.06	(.33)	(.04)	(.37)	10.45	.60
Class C (9/94)
2011(f)	10.66	.18	(.09)	.09	(.18)	—	(.18)	10.57	.86
2010	10.00	.37	.67	1.04	(.36)	(.02)	(.38)	10.66	10.57
2009	10.25	.36	(.26)	.10	(.35)	—	(.35)	10.00	1.18
2008	10.46	.35	(.22)	.13	(.34)	—	(.34)	10.25	1.31
2007	10.42	.34	.04	.38	(.34)	—	(.34)	10.46	3.63
2006	10.74	.35	(.27)	.08	(.36)	(.04)	(.40)	10.42	.73
Class I (2/92)(d)
2011(f)	10.70	.22	(.08)	.14	(.23)	—	(.23)	10.61	1.24
2010	10.04	.45	.67	1.12	(.44)	(.02)	(.46)	10.70	11.34
2009	10.29	.44	(.26)	.18	(.43)	—	(.43)	10.04	1.96
2008	10.50	.43	(.22)	.21	(.42)	—	(.42)	10.29	2.07
2007	10.46	.42	.03	.45	(.41)	—	(.41)	10.50	4.37
2006	10.77	.43	(.27)	.16	(.43)	(.04)	(.47)	10.46	1.57

52	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(e)

Ending Net Assets (000)	Expense Including Interest(c)		Expense Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$79,689	.83	%*	.83	%*	3.92	%*	4%
77,430	.85		.85		4.05		1
63,367	.86		.86		4.30		15
66,838	1.00		.87		3.89		32
68,593	1.07		.87		3.78		5
51,784	.89		.89		3.88		16

2,898	1.58	*	1.58	*	3.19	*	4
3,700	1.60		1.60		3.32		1
6,070	1.61		1.61		3.53		15
8,546	1.75		1.62		3.14		32
10,694	1.82		1.62		3.04		5
12,234	1.65		1.65		3.12		16

38,511	1.38	*	1.38	*	3.36	*	4
35,665	1.40		1.40		3.50		1
24,992	1.41		1.41		3.75		15
23,611	1.55		1.42		3.34		32
21,314	1.62		1.42		3.24		5
17,933	1.44		1.44		3.33		16

66,557	.63	*	.63	*	4.12	*	4
64,665	.65		.65		4.25		1
53,920	.66		.66		4.50		15
58,615	.80		.67		4.09		32
45,803	.87		.67		3.99		5
39,227	.69		.69		4.07		16

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the six months ended November 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	53

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

PENNSYLVANIA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (10/86)
2011(f)	$10.54	$.22	$(.16)	$.06	$(.22)	$—	$(.22)	$10.38	.50%
2010	9.96	.44	.56	1.00	(.42)	—	(.42)	10.54	10.25
2009	10.23	.43	(.29)	.14	(.41)	—	(.41)	9.96	1.57
2008	10.39	.40	(.16)	.24	(.40)	—	(.40)	10.23	2.39
2007	10.33	.40	.06	.46	(.40)	—	(.40)	10.39	4.51
2006	10.58	.42	(.25)	.17	(.42)	—	(.42)	10.33	1.63
Class B (2/97)
2011(f)	10.54	.18	(.16)	.02	(.18)	—	(.18)	10.38	.13
2010	9.97	.37	.55	.92	(.35)	—	(.35)	10.54	9.34
2009	10.24	.36	(.29)	.07	(.34)	—	(.34)	9.97	.81
2008	10.39	.33	(.16)	.17	(.32)	—	(.32)	10.24	1.72
2007	10.34	.33	.04	.37	(.32)	—	(.32)	10.39	3.64
2006	10.58	.34	(.24)	.10	(.34)	—	(.34)	10.34	.97
Class C (2/94)
2011(f)	10.49	.19	(.15)	.04	(.19)	—	(.19)	10.34	.32
2010	9.92	.39	.55	.94	(.37)	—	(.37)	10.49	9.61
2009	10.19	.38	(.30)	.08	(.35)	—	(.35)	9.92	1.01
2008	10.35	.35	(.16)	.19	(.35)	—	(.35)	10.19	1.86
2007	10.30	.34	.06	.40	(.35)	—	(.35)	10.35	3.89
2006	10.55	.36	(.24)	.12	(.37)	—	(.37)	10.30	1.11
Class I (2/97)(d)
2011(f)	10.50	.23	(.15)	.08	(.23)	—	(.23)	10.35	.69
2010	9.93	.46	.55	1.01	(.44)	—	(.44)	10.50	10.37
2009	10.20	.45	(.29)	.16	(.43)	—	(.43)	9.93	1.81
2008	10.36	.43	(.16)	.27	(.43)	—	(.43)	10.20	2.64
2007	10.31	.42	.06	.48	(.43)	—	(.43)	10.36	4.66
2006	10.56	.44	(.25)	.19	(.44)	—	(.44)	10.31	1.87

54	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(e)

Ending Net Assets (000)	Expense Including Interest(c)		Expense Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$92,682	.81	%*	.81	%*	4.10	%*	6%
95,603	.83		.83		4.29		4
77,292	.84		.84		4.44		17
76,293	.84		.84		3.92		22
80,966	.86		.86		3.84		11
78,672	.87		.87		3.99		14

3,097	1.56	*	1.56	*	3.36	*	6
3,639	1.58		1.58		3.55		4
4,870	1.59		1.59		3.68		17
6,577	1.59		1.59		3.17		22
7,679	1.61		1.61		3.10		11
9,791	1.63		1.63		3.25		14

42,107	1.36	*	1.36	*	3.55	*	6
38,945	1.38		1.38		3.74		4
30,512	1.39		1.39		3.89		17
32,929	1.39		1.39		3.37		22
31,009	1.41		1.41		3.29		11
29,778	1.42		1.42		3.44		14

137,181	.61	*	.61	*	4.30	*	6
136,741	.63		.63		4.49		4
123,533	.64		.64		4.65		17
122,345	.64		.64		4.12		22
91,440	.66		.66		4.04		11
57,152	.68		.68		4.19		14

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the six months ended November 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	55

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

VIRGINIA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (3/86)
2011(f)	$10.89	$.22	$(.11)	$.11	$(.23)	$—	$(.23)	$10.77	.94%
2010	10.24	.45	.66	1.11	(.44)	(.02)	(.46)	10.89	11.03
2009	10.61	.45	(.37)	.08	(.43)	(.02)	(.45)	10.24	.95
2008	10.81	.42	(.18)	.24	(.42)	(.02)	(.44)	10.61	2.24
2007	10.74	.43	.06	.49	(.41)	(.01)	(.42)	10.81	4.60
2006	11.05	.44	(.28)	.16	(.43)	(.04)	(.47)	10.74	1.52
Class B (2/97)
2011(f)	10.86	.18	(.13)	.05	(.18)	—	(.18)	10.73	.47
2010	10.20	.36	.68	1.04	(.36)	(.02)	(.38)	10.86	10.37
2009	10.58	.37	(.38)	(.01)	(.35)	(.02)	(.37)	10.20	.10
2008	10.78	.34	(.18)	.16	(.34)	(.02)	(.36)	10.58	1.50
2007	10.71	.34	.07	.41	(.33)	(.01)	(.34)	10.78	3.86
2006	11.02	.35	(.27)	.08	(.35)	(.04)	(.39)	10.71	.80
Class C (10/93)
2011(f)	10.88	.19	(.12)	.07	(.20)	—	(.20)	10.75	.58
2010	10.22	.39	.67	1.06	(.38)	(.02)	(.40)	10.88	10.56
2009	10.60	.40	(.39)	.01	(.37)	(.02)	(.39)	10.22	.29
2008	10.80	.36	(.18)	.18	(.36)	(.02)	(.38)	10.60	1.67
2007	10.73	.36	.07	.43	(.35)	(.01)	(.36)	10.80	4.03
2006	11.03	.38	(.27)	.11	(.37)	(.04)	(.41)	10.73	1.06
Class I (2/97)(d)
2011(f)	10.85	.23	(.13)	.10	(.23)	—	(.23)	10.72	.94
2010	10.19	.47	.67	1.14	(.46)	(.02)	(.48)	10.85	11.38
2009	10.57	.47	(.38)	.09	(.45)	(.02)	(.47)	10.19	1.08
2008	10.77	.45	(.19)	.26	(.44)	(.02)	(.46)	10.57	2.48
2007	10.71	.45	.05	.50	(.43)	(.01)	(.44)	10.77	4.75
2006	11.02	.46	(.28)	.18	(.45)	(.04)	(.49)	10.71	1.75

56	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(e)

Ending Net Assets (000)	Expense Including Interest(c)		Expense Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$178,809	.80	%*	.80	%*	3.95	%*	4%
178,140	.82		.82		4.19		5
156,724	.87		.83		4.50		11
194,526	.91		.83		3.95		19
199,092	.94		.83		3.89		12
181,422	.84		.84		3.99		14

5,351	1.55	*	1.55	*	3.22	*	4
6,710	1.57		1.57		3.46		5
9,786	1.62		1.58		3.77		11
11,802	1.66		1.58		3.20		19
13,923	1.70		1.59		3.14		12
17,621	1.60		1.60		3.24		14

50,880	1.35	*	1.35	*	3.39	*	4
45,814	1.37		1.37		3.63		5
36,241	1.42		1.38		3.96		11
37,527	1.46		1.38		3.39		19
35,868	1.49		1.38		3.34		12
30,136	1.39		1.39		3.43		14

153,906	.60	*	.60	*	4.15	*	4
147,034	.62		.62		4.39		5
131,244	.67		.63		4.71		11
138,154	.71		.63		4.14		19
77,611	.74		.63		4.09		12
56,842	.64		.64		4.19		14

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the six months ended November 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	57

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Florida Preference Municipal Bond Fund (“Florida Preference”), Nuveen Maryland Municipal Bond Fund (“Maryland”), Nuveen Pennsylvania Municipal Bond Fund (“Pennsylvania”) and Nuveen Virginia Municipal Bond Fund (“Virginia”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal income tax and with the exception of Florida Preference, its respective state personal income tax. Each Fund invests at least 80% of its net assets in investment grade municipal bonds, which are those rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), to be of comparable quality. Each Fund may invest up to 20% of its net assets in below-investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). The Adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer above-average total return. The Adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information provided by the Advisers. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1 or Level 2, which is usually the case for municipal bonds.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At November 30, 2010, Virginia had outstanding when-issued/delayed delivery purchase commitments of $1,867,200. There were no such outstanding purchase commitments in any of the other Funds.

58	Nuveen Investments

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their tax-exempt net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond

Nuveen Investments	59

Notes to Financial Statements (Unaudited) (continued)

deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statement of Operations.

During the six months ended November 30, 2010, the Funds did not invest in externally-deposited inverse floaters or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 2010.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

60	Nuveen Investments

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of November 30, 2010:

Florida Preference	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$170,975,710	$—	$170,975,710

Maryland	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$174,212,540	$224,432	$174,436,972

Pennsylvania	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$263,252,768	$—	$263,252,768

Virginia	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$359,792,635	$—	$359,792,635

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

	Maryland Level 3 Municipal Bonds	Virginia Level 3 Municipal Bonds
Balance at the beginning of period	$273,945	$4,368,377
Gains (losses):
Net realized gains (losses)	—	—
Net change in unrealized appreciation (depreciation)	5,446	556,623
Net purchases at cost (sales at proceeds)	(55,000)	(4,925,000)
Net discounts (premiums)	41	—
Net transfers in to (out of) at end of period fair value	—	—
Balance at the end of period	$224,432	$—

“Change in net unrealized appreciation (depreciation) of investments” presented on the Statement of Operations includes net unrealized appreciation (depreciation) related to securities classified as Level 3 at period end as follows:

Maryland
Level 3 net unrealized appreciation (depreciation)	$5,446

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended November 30, 2010.

Nuveen Investments	61

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Florida Preference
	Six Months Ended 11/30/10		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	170,590	$1,647,132	693,430	$6,536,804
Class A – automatic conversion of Class B Shares	41,101	399,170	88,253	806,398
Class B	349	3,359	2,993	28,481
Class C	108,699	1,046,433	223,869	2,088,349
Class I	219,862	2,107,532	321,285	3,026,738
Shares issued to shareholders due to reinvestment of distributions:
Class A	132,070	1,272,685	283,410	2,652,667
Class B	4,102	39,515	12,112	113,387
Class C	18,883	181,537	41,576	388,504
Class I	75,293	725,475	153,245	1,432,495
	770,949	7,422,838	1,820,173	17,073,823
Shares redeemed:
Class A	(745,445)	(7,184,884)	(2,167,533)	(20,377,800)
Class B	(46,960)	(453,089)	(240,464)	(2,260,685)
Class B – automatic conversion to Class A Shares	(41,114)	(399,170)	(88,274)	(806,398)
Class C	(104,676)	(1,004,715)	(384,059)	(3,617,044)
Class I	(363,732)	(3,514,091)	(843,213)	(7,929,958)
	(1,301,927)	(12,555,949)	(3,723,543)	(34,991,885)
Net increase (decrease)	(530,978)	$(5,133,111)	(1,903,370)	$(17,918,062)

	Maryland
	Six Months Ended 11/30/10		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	497,163	$5,355,300	1,483,654	$15,547,909
Class A – automatic conversion of Class B Shares	6,238	66,857	145,815	1,496,465
Class B	569	6,137	4,879	51,535
Class C	493,493	5,324,357	1,166,239	12,188,905
Class I	383,240	4,142,605	1,248,737	13,121,300
Shares issued to shareholders due to reinvestment of distributions:
Class A	83,849	904,651	165,522	1,736,657
Class B	3,126	33,742	8,872	92,991
Class C	35,291	379,642	62,215	652,097
Class I	62,489	675,153	135,005	1,417,812
	1,565,458	16,888,444	4,420,938	46,305,671
Shares redeemed:
Class A	(315,178)	(3,404,281)	(870,153)	(9,097,992)
Class B	(70,138)	(761,067)	(126,909)	(1,329,477)
Class B – automatic conversion to Class A Shares	(6,233)	(66,857)	(145,673)	(1,496,465)
Class C	(231,825)	(2,477,083)	(380,437)	(4,001,974)
Class I	(217,873)	(2,356,947)	(711,286)	(7,489,533)
	(841,247)	(9,066,235)	(2,234,458)	(23,415,441)
Net increase (decrease)	724,211	$7,822,209	2,186,480	$22,890,230

62	Nuveen Investments

	Pennsylvania
	Six Months Ended 11/30/10		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	590,874	$6,270,768	2,144,970	$22,122,970
Class A – automatic conversion of Class B Shares	38,353	408,715	31,553	322,440
Class B	18,298	197,179	1,042	10,775
Class C	471,563	4,988,867	1,004,970	10,364,302
Class I	1,280,399	13,524,292	2,383,466	24,533,027
Shares issued to shareholders due to reinvestment of distributions:
Class A	105,985	1,125,833	200,355	2,071,282
Class B	3,189	33,860	8,251	85,123
Class C	40,440	427,581	73,125	752,907
Class I	99,886	1,057,152	182,277	1,875,364
	2,648,987	28,034,247	6,030,009	62,138,190
Shares redeemed:
Class A	(882,664)	(9,325,399)	(1,061,306)	(10,974,039)
Class B	(30,202)	(322,327)	(121,062)	(1,245,298)
Class B – automatic conversion to Class A Shares	(38,339)	(408,715)	(31,548)	(322,440)
Class C	(151,237)	(1,595,996)	(440,382)	(4,533,543)
Class I	(1,146,459)	(12,076,057)	(1,986,254)	(20,409,844)
	(2,248,901)	(23,728,494)	(3,640,552)	(37,485,164)
Net increase (decrease)	400,086	$4,305,753	2,389,457	$24,653,026

	Virginia
	Six Months Ended 11/30/10		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,275,950	$14,023,550	2,921,508	$30,861,832
Class A – automatic conversion of Class B Shares	59,221	650,557	162,553	1,707,906
Class B	4,056	43,963	8,414	86,064
Class C	786,308	8,620,854	989,962	10,542,684
Class I	1,340,751	14,590,768	2,983,673	31,571,155
Shares issued to shareholders due to reinvestment of distributions:
Class A	189,803	2,081,758	390,209	4,160,050
Class B	6,044	66,064	15,842	167,999
Class C	47,701	522,512	82,988	884,646
Class I	109,897	1,200,450	211,223	2,239,445
	3,819,731	41,800,476	7,766,372	82,221,781
Shares redeemed:
Class A	(1,269,296)	(13,845,502)	(2,434,327)	(25,740,862)
Class B	(70,086)	(766,212)	(202,229)	(2,138,522)
Class B – automatic conversion to Class A Shares	(59,438)	(650,557)	(163,156)	(1,707,906)
Class C	(312,751)	(3,427,634)	(406,904)	(4,315,940)
Class I	(650,642)	(7,110,619)	(2,519,483)	(26,286,438)
	(2,362,213)	(25,800,524)	(5,726,099)	(60,189,668)
Net increase (decrease)	1,457,518	$15,999,952	2,040,273	$22,032,113

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the six months ended November 30, 2010, were as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Purchases	$3,006,009	$10,858,817	$16,956,829	$15,963,489
Sales and maturities	8,976,045	7,731,750	19,598,300	16,532,500

Nuveen Investments	63

Notes to Financial Statements (Unaudited) (continued)

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At November 30, 2010, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Cost of investments	$168,747,588	$170,875,361	$258,382,585	$356,587,405
Gross unrealized:
Appreciation	$7,502,340	$7,238,354	$9,721,923	$11,711,900
Depreciation	(5,274,218)	(3,676,743)	(4,851,740)	(8,506,670)
Net unrealized appreciation (depreciation) of investments	$2,228,122	$3,561,611	$4,870,183	$3,205,230

Permanent differences, primarily due to federal taxes paid, taxable market discount, expiration of capital loss carryforwards and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at May 31, 2010, the Funds’ last tax year-end, as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Capital paid-in	$246	$—	$(193,021)	$(6,046)
Undistributed (Over-distribution of) net investment income	(17,901)	(946)	(3,173)	(2,406)
Accumulated net realized gain (loss)	17,655	946	196,194	8,452

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2010, the Funds’ last tax year end, were as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Undistributed net tax-exempt income*	$859,468	$861,152	$1,427,984	$2,070,425
Undistributed net ordinary income**	1,769	—	—	171,029
Undistributed net long-term capital gains	—	—	—	101,450
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2010 through May 31, 2010, and paid on June 1, 2010.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2010, was designated for purposes of the dividends paid deduction as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Distributions from net tax-exempt income	$8,781,722	$6,544,839	$10,616,481	$14,647,432
Distributions from net ordinary income**	—	—	—	446,703
Distributions from net long-term capital gains	—	305,524	—	158,016
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2010, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Florida Preference	Maryland	Pennsylvania
Expiration:
May 31, 2012	$9,530,003	$—	$—
May 31, 2013	1,289,937	—	—
May 31, 2015	—	—	21,705
May 31, 2016	189,437	—	469,615
May 31, 2017	394,228	—	—
May 31, 2018	14,072,620	17,791	574,163
Total	$25,476,225	$17,791	$1,065,483

During the last tax year ended May 31, 2010, Virginia utilized $28,860 of capital loss carryforward.

At May 31, 2010, the Fund’s last tax year end, $193,021 of Pennsylvania’s capital loss carryforward expired.

64	Nuveen Investments

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. Managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. As of November 30, 2010, the complex-level fee rate was .1824%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the six months ended November 30, 2010, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Sales charges collected	$26,744	$64,371	$69,632	$185,166
Paid to financial intermediaries	22,829	57,206	61,458	165,576

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Nuveen Investments	65

Notes to Financial Statements (Unaudited) (continued)

During the six months ended November 30, 2010, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Commission advances	$8,501	$63,672	$53,042	$133,623

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2010, the Distributor retained such 12b-1 fees as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
12b-1 fees retained	$25,568	$155,746	$47,872	$215,082

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2010, as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
CDSC retained	$1,534	$1,558	$2,311	$5,390

8. New Accounting Standards

Fair Value Measurements

On January 21, 2010, the Financial Accounting Standards Board issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the footnote disclosures, if any.

9. Subsequent Events

Investment Advisory Agreements

Effective January 1, 2011, Nuveen Asset Management, the Funds’ Adviser, has changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors has formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities. Nuveen Asset Management, LLC now serves as the Funds’ sub-adviser, and the Funds’ portfolio managers have become employees of Nuveen Asset Management, LLC rather than Nuveen Fund Advisors.

This allocation of responsibilities between Nuveen Fund Advisors and Nuveen Asset Management, LLC affects each Fund within this report. Nuveen Fund Advisors (as each affected Fund’s investment adviser) will compensate Nuveen Asset Management, LLC (as each such Fund’s newly-appointed sub-adviser) for the portfolio management services it provides to the Fund from the Fund’s management fee, which will not change as a result of this restructuring. Nuveen Fund Advisors and Nuveen Asset Management, LLC retain the right to reallocate investment management and advisory responsibilities and fees between themselves in the future.

66	Nuveen Investments

Board Approval of Sub-Advisory Arrangements (Unaudited)

At a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees or Directors (as the case may be) (each a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the advisory agreements (each an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”). Since the May Meeting, Nuveen has engaged in an internal restructuring (the “Restructuring”) pursuant to which the portfolio management services provided by NAM to the Funds would be transferred to Nuveen Asset Management, LLC (“NAM LLC”), a newly-organized wholly-owned subsidiary of NAM and NAM would change its name to Nuveen Fund Advisors, Inc. (“NFA”). NAM, under its new name NFA, will continue to serve as investment adviser to the Funds and, in that capacity, will continue to provide various oversight, administrative, compliance and other services. To effectuate the foregoing, NFA will enter into a sub-advisory agreement with NAM LLC on behalf of the Funds (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, NAM LLC, subject to the oversight of NFA and the Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of each Fund’s investment portfolio allocated to it by NFA. There will be no change in the advisory fees paid by the Funds. Rather, NFA will pay a portion of the investment advisory fee it receives to NAM LLC for its sub-advisory services. The Independent Board Members reviewed the allocation of fees between NFA and NAM LLC. NFA and NAM LLC do not anticipate any reduction in the nature or level of services provided to the Funds following the Restructuring. The personnel of NFA who engaged in portfolio management activities prior to the spinoff of NAM LLC are not expected to materially change as a result of the spinoff. In light of the foregoing, at a meeting held on November 16-18, 2010, the Board Members, including a majority of the Independent Board Members, approved the Sub-Advisory Agreement on behalf of each Fund. Given that the Restructuring was not expected to reduce the level or nature of services provided and the advisory fees paid by the Funds were the same, the factors considered and determinations made at the May Meeting in approving the Advisory Agreement were equally applicable to the approval of the Sub-Advisory Agreement. For a discussion of these considerations, please see the shareholder report of the Fund that was first issued after the May Meeting for the period including May 2010.

Nuveen Investments	67

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Pre-refundings: Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

68	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	69

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

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Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-MS1-1110P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust I

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date February 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date February 7, 2011

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date February 7, 2011